                 Filed with Exhibits on April 14, 2000
                              File No.  811-9036

                            ----------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A


                             REGISTRATION STATEMENT
                                   UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 14


                           Brinson Relationship Funds
                           ==========================
               (Exact name of Registrant as Specified in Charter)

                            209 South LaSalle Street
                          Chicago, Illinois 60604-1295
               (Address of Principal Executive Offices)(Zip Code)


        Registrant's Telephone Number, including Area Code 312-220-7100
                                       ---------


                                Carolyn M. Burke
                           Brinson Relationship Funds
                            209 South LaSalle Street
                          Chicago, Illinois 60604-1295
                          ----------------------------
                    (Name and Address of Agent for Service)

                                   COPIES TO:

                              Bruce G. Leto, Esq.

                    Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

============================================================================

EXPLANATORY NOTE


  This Registration Statement has been filed by the Registrant pursuant to
Section 8(b) of the Investment Company Act of 1940, as amended. However, shares of beneficial interest in the Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), because such shares will be issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. The shares have not been registered under any state securities laws in reliance upon various exemptions provided by those laws. Investments in the shares of the Registrant may only be made by "accredited investors" within the meaning of Regulation D under the Securities Act which include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any shares of the Registrant.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                            BRINSON BOND PLUS FUND

                                    PART A

                                APRIL 14, 2000

                                    [LOGO]

Brinson Bond Plus Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and goals          Maximize total U.S. dollar return,
                                        consisting of capital appreciation
                                        and current income, while controlling
                                        risk.

Performance benchmark                   Salomon Smith Barney Broad Investment
                                        Grade Bond Index.  This benchmark is
                                        a broad based, capitalization
                                        weighted index which consists of
                                        investment grade U.S. bonds with
                                        maturities of over one year.  Brinson
                                        Partners, Inc. (the "Advisor"), the
                                        Fund's investment advisor, may change
                                        the benchmark to one or more other
                                        indices that the Advisor believes
                                        more accurately reflect the
                                        applicable global markets.

Principal investments                   The Fund will invest at least 65% of
                                        its assets in fixed income
                                        securities. These securities may
                                        include:

                                        [_] U.S. investment grade fixed income
                                        securities

                                        [_] Below investment grade securities

                                        [_] Fixed income securities
                                        denominated in a currency other than
                                        the U.S. dollar

                                        [_] Emerging market fixed income
                                        securities, including fixed income
                                        securities issued by governments,
                                        government-related entities,
                                        corporations and entities organized to
                                        restructure outstanding emerging market
                                        debt.

                                        CREDIT QUALITY:  The Fund invests
                                        primarily in investment grade
                                        securities but may invest up to 15%
                                        of its net assets in higher risk,
                                        below investment grade securities.
                                        These securities are commonly known
                                        as "junk bonds."

                                        MATURITY/DURATION:  The Advisor does
                                        not manage the Fund with a target
                                        maturity or duration.  Individual
                                        securities may be of any maturity or
                                        duration.

Principal strategies                    The Advisor's investment style is
                                        singularly focused on investment
                                        fundamentals.  The Advisor believes
                                        that investment fundamentals
                                        determine and describe future cash
                                        flows that define fundamental
                                        investment value.  The Advisor tries
                                        to identify and exploit periodic
                                        discrepancies between market prices
                                        and fundamental value.  These
                                        price/value discrepancies are used as
                                        the building blocks for portfolio
                                        construction.

                                        The Advisor chooses investments for
                                        the Fund by:

                                        [_] Identifying asset classes that
                                        appear to be temporarily underpriced.

                                        [_] Analyzing the fundamental value of
                                        individual securities in order to
                                        estimate their relative value and
                                        attractiveness, and to identify
                                        securities for investment that are
                                        underpriced relative to their
                                        fundamental value.  When determining
                                        fundamental value, the Advisor
                                        considers broadly based indices that
                                        represent asset classes or markets
                                        and economic variables such as
                                        productivity, inflation and global
                                        competitiveness.  The valuation of
                                        asset classes reflects an integrated,
                                        fundamental analysis of global
                                        markets.

PRINCIPAL STRATEGIES
================================================================================

Principal strategies                    The Fund will principally invest in
                                        securities in the Fund's benchmark.
                                        However, the Fund will normally
                                        invest opportunistically in
                                        securities not included in the
                                        benchmark.  Thus, the relative
                                        weightings of different types of
                                        securities in the Fund's portfolio
                                        will not necessarily match those of
                                        the benchmark.  In deciding which
                                        securities to emphasize, the Advisor
                                        uses both quantitative and
                                        fundamental analysis to identify
                                        securities that are underpriced
                                        relative to their fundamental value.

                                        The Fund may invest in all types of
                                        fixed income securities of U.S. and
                                        foreign issuers.  The Advisor
                                        emphasizes fixed income market
                                        sectors and selects for the Fund
                                        securities that appear to be most
                                        undervalued relative to their yields
                                        and potential risks.  In analyzing
                                        the relative attractiveness of
                                        sectors and securities, the Advisor
                                        considers:

                                        [_] Potential for capital appreciation.

                                        [_] Current credit quality as well as
                                        possible credit upgrades or
                                        downgrades.

                                        [_] Narrowing or widening of spreads
                                        between sectors, securities of
                                        different credit quality or
                                        securities of different maturities.

                                        [_] For mortgage-related and
                                        asset-backed securities, anticipated
                                        changes in average prepayment rates.

Under normal market conditions, the Fund expects to allocate assets according to the following mix:

                               Asset Class Strategy
         Asset Class                  Ranges          Normal Allocation Mix
--------------------------------------------------------------------------------
U.S. Investment Grade Bonds           70-100%                  80%
--------------------------------------------------------------------------------
High Yield Bonds                        0-15%                 7.5%
--------------------------------------------------------------------------------
Non-Dollar Bonds                        0-15%                 7.5%
--------------------------------------------------------------------------------
Emerging Market Debt                     0-5%                   5%
--------------------------------------------------------------------------------

The "Asset Class Strategy Ranges" indicated above are the ranges within which the Fund expects to allocate its assets to specific asset classes. However, the Fund may exceed its strategy ranges under unusual market conditions and may change them in the future.

The Fund's currency strategy allocation range will be 0-15% non-U.S. dollars and 85-100% U.S. dollars. The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                        While investing primarily in
                                        investment grade fixed income
                                        securities can bring benefits, it may
                                        also involve risks.  Investors can
                                        lose money in the Fund or the Fund's
                                        performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                         [_] The Advisor's judgments about
                                        asset allocation or the fundamental
                                        value of securities acquired by the
                                        Fund may prove to be incorrect.

Risks of fixed income investments       [_] Interest rates in countries where
                                        the Fund's investments are
                                        principally traded may go up.  To the
                                        extent that interest rates rise, the
                                        prices of fixed income securities in
                                        the Fund's portfolio will fall.

                                        [_] The issuer of a fixed income
                                        security in the Fund's portfolio may
                                        default on its obligation to pay
                                        principal or interest, may have its
                                        credit rating downgraded by a rating
                                        organization or may be perceived by the
                                        market to be less creditworthy. These
                                        risks are higher for below investment
                                        grade securities.

                                        [_] As a result of declining interest
                                        rates, the issuer of a security
                                        exercises its right to prepay
                                        principal earlier than scheduled,
                                        forcing the Fund to reinvest in lower
                                        yielding securities.  This is known
                                        as call or prepayment risk.

                                        [_] When interest rates are rising, the
                                        average life of securities backed by
                                        debt obligations is extended because
                                        of slower than expected principal
                                        payments.  This will lock in a
                                        below-market interest rate, increase
                                        the security's duration and reduce
                                        the value of the security.  This is
                                        known as extension risk.

                                        [_] Many foreign countries in which the
                                        Fund may invest have markets that are
                                        less liquid and more volatile than
                                        markets in the U.S.  In some foreign
                                        countries, less information is
                                        available about foreign issuers and
                                        markets because of less rigorous
                                        accounting and regulatory standards
                                        than in the U.S. Currency
                                        fluctuations could erase investment
                                        gains or add to investment losses.
                                        The risk of investing in foreign
                                        securities is greater in the case of
                                        emerging markets.


Non-diversification                     The Fund is not diversified, which
                                        means that it can invest a higher
                                        percentage of its assets in any one
                                        issuer than a diversified fund.
                                        Being non-diversified may magnify the
                                        Fund's losses from adverse events
                                        affecting a particular issuer.

No government guarantee                 An investment in the Fund is not a
                                        bank deposit and is not insured or
                                        guaranteed by the Federal Deposit
                                        Insurance Corporation or any other
                                        government agency.

Fluctuating value                       The Fund's investments fluctuate in
                                        price and the value of your
                                        investment in the Fund will go up and
                                        down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities acquired by the Fund may be U.S. dollar and non-U.S. dollar denominated, may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. The Fund's non-U.S. dollar denominated fixed income securities will typically be invested in securities issued by governments, governmental entities, supranational issuers and corporations. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  real estate mortgage conduits
[_]  asset-backed securities
[_]  structured notes and leveraged derivative securities
[_]  convertible securities
[_]  preferred stock and trust certificates
[_]  participations in loans made by financial institutions
[_]  repurchase agreements
[_]  Eurodollar securities
[_]  Brady bonds

Credit Quality

Securities are investment grade if:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
[_]  They have received a comparable short-term or other rating.
[_] They are unrated securities that the Advisor believes are of comparable quality.

     Securities are below investment grade if they are not investment grade.
The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets. The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.



Foreign Country and Emerging Market Risks

     The values of the Fund's foreign and emerging market investments may go down or be very volatile because of:

[_]  A decline in the value of foreign currencies relative to the U.S. dollar.
[_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.
[_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.
[_]  Political and social instability, war and civil unrest.
[_] Higher transaction costs; settlement delays; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

Equity Securities

     The Fund's investments in common stock will primarily result from purchases of unit offerings of fixed income securities which include equity components. Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and debt securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of Brinson Emerging Markets Debt Fund.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate and currency swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds -Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities will be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets
will usually be closed prior to the time of the closing of the NYSE.   Thus,
values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                    BRINSON U.S. CASH MANAGEMENT PRIME FUND

                                    PART A

                                APRIL 14, 2000

                                    [LOGO]

Brinson U.S. Cash Management Prime Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment objective and goals          Maximize current income consistent with
                                        preservation of capital. The Fund seeks
                                        to maintain a stable $1 share price.

Performance benchmark                   Salomon Smith Barney 1 Month Treasury
                                        Bill Rate.

Principal investments                   The Fund may invest in all types of
                                        money market securities, including
                                        commercial paper, certificates of
                                        deposit, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements and other short-term fixed income securities.

Minimum credit quality                  The Fund invests exclusively in U.S.
                                        dollar-denominated money market
                                        securities rated in the two highest
                                        short-term credit rating categories (and their unrated equivalents). The Fund limits its investments to securities that the Trust's Board of Trustees determines present minimal credit risks.

Maximum maturity                        Each security must have a maximum
                                        maturity of 397 days or less. The Fund
                                        maintains an average dollar-weighted
                                        portfolio maturity of 90 days or less.

                                        Securities that meet these standards
                                        include the following:

                                        [_]  commercial paper
                                        [_]  corporate and municipal obligations
                                        [_]  obligations of U.S. and foreign
                                             banks
                                        [_]  securities of the U.S. government,
                                             its agencies or instrumentalities
                                             and related repurchase agreements

                                        The Fund may also invest substantially
                                        all of its assets in Brinson U.S. Cash
                                        Management Prime Fund, a money market
                                        series of Brinson Supplementary Trust,
                                        an unregistered investment company with
                                        the same investment objective as the
                                        Fund.

Principal strategies                    Brinson Partners, Inc. is the Fund's
                                        investment advisor (the "Advisor"). The
                                        Advisor generally intends to diversify
                                        the Fund's portfolio widely across
                                        issuers and sectors. The Advisor chooses
                                        investments for the Fund by:

                                        [_] Selecting securities that appear to offer the best relative value based on an analysis of their credit quality, interest rate sensitivity, yield and price.

                                        [_]  Overweighting or emphasizing
                                        investments in particular types of
                                        issuers, securities or maturities to
                                        increase current yields.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                        Investors can lose money by investing in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                         [_]  The Advisor's judgments about the
                                        relative value of securities acquired by the Fund may prove to be incorrect.

                                        [_]  The Advisor's judgments about the
                                        allocation of investments across types
                                        of issuers, securities or maturities may prove to be incorrect.

Interest rate risk                      [_]  There is a sudden or sharp increase
                                        in interest rates.

Credit risk                             [_]  An issuer of the Fund's securities
                                        could default, or have its credit rating downgraded.

Foreign securities risk                 [_]  The value of the Fund's foreign
                                        securities go down because of
                                        unfavorable foreign government actions,
                                        political instability or the more
                                        limited availability of accurate
                                        information about foreign issuers.

No government guarantee                 An investment in the Fund is not a bank
                                        deposit and is not insured or guaranteed by the Federal Deposit Insurance
                                        Corporation or any other government
                                        agency.

                                        THERE CAN BE NO ASSURANCE THAT THE FUND
                                        WILL BE ABLE TO MAINTAIN A STABLE NET
                                        ASSET VALUE OF $1.00 PER SHARE. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

MORE ABOUT THE FUND'S INVESTMENTS

Money Market Securities

     In selecting money market securities for the Fund's portfolio, the Advisor looks for securities that provide a high level of current income. Money market securities acquired by the Fund are U.S. dollar denominated and have a maximum maturity of 397 days. The Fund's money market securities may include:

[_]  securities of the U.S. government, its agencies or instrumentalities
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  real estate mortgage conduits
[_]  asset-backed securities
[_]  bank obligations and time deposits
[_]  corporate obligations
[_]  commercial paper

[_]  when-issued securities
[_]  Eurodollar securities
[_]  repurchase agreements

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999 over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund currently intends to allocate income, gains and losses daily and to make distributions to Investors monthly. Unless Chase Global Funds Services Company ("CGFSC") is notified otherwise, all Investor distributions will automatically be reinvested in additional Fund shares at net asset value.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless:
(1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of two hours prior to the close of regular trading on the New York Stock Exchange ("NYSE") (generally 2:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding.

     In the absence of extraordinary or unusual circumstances, the Fund utilizes the amortized cost method of valuing the Fund's money market securities. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. The Board of Trustees (the "Board") of the Trust will, from time to time, review the extent of any deviation from net asset value, as determined on the basis of the amortized cost method, from net asset value as determined on the basis of available market quotations. If a deviation of 1/2 of 1% or more were to occur or there were any other deviation that the Board believed would result in a material dilution to Investors or purchasers, the Board will promptly consider what action, if any, should be initiated. These actions may include: selling portfolio instruments prior to maturity to realize gains or losses or to shorten the Fund's average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares or calculating net asset value based on market quotations rather than amortized cost.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, CGFSC, fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, two hours prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after 2:00 p.m. will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after 2:00 p.m. will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                      BRINSON EMERGING MARKETS DEBT FUND
                     BRINSON EMERGING MARKETS EQUITY FUND

                                    PART A

                                APRIL 14, 2000

                                    [LOGO]

Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund (the "Funds") issue beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. Each Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of either Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Funds' shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
====================================================================================================================================

                                 BRINSON EMERGING                                  BRINSON EMERGING
                                 MARKETS DEBT FUND                                MARKETS EQUITY FUND
Investment objective     To maximize total U.S. dollar return, consisting of capital appreciation and current income,
and goals                while controlling risk.

Performance              J.P. Morgan Emerging Markets Bond Index Plus.     Morgan Stanley Capital International Emerging Markets
benchmark                This benchmark is a broad-based index of          (Free) Index (MSCI-EMF). MSCI-EMF is a market
                         emerging market fixed income securities.          capitalization weighted index which captures 60% of a
                         Effective June 30, 2000, the Fund's               country's total capitalization while maintaining the
                         benchmark will be the J.P. Morgan Emerging        overall risk structure of the market.
                         Markets Bond Index Global. This benchmark
                         tracks total returns for U.S. dollar-
                         denominated debt instruments issued by
                         emerging market sovereign and quasi-
                         sovereign entities: Brady bonds, loans,
                         Eurobonds, and local market instruments.

Principal                The Fund invests primarily in:                    The Fund invests primarily in:
investments
                         [_]  Fixed income securities issued by            [_]  Equity securities of issuers in emerging markets.
                         governments, government-related entities,
                         corporations and entities organized to            [_]  Securities whose return is derived from these
                         restructure outstanding emerging market           equity securities, such as equity swaps and equity
                         debt. These include participations in             index swaps.
                         loans between governments and financial
                         institutions.                                     The Fund may invest up to 35% of its assets in the
                                                                           same type of securities that Brinson Emerging
                         [_]  Securities whose return is derived           Markets Debt Fund may purchase, including higher risk,
                         primarily from emerging market instruments,       below investment grade securities.
                         such as interest rate swaps and currency swaps.

                         The Fund may invest without limit in higher risk, below investment grade securities.

Where the funds          In issuers located in at least three emerging market countries, which may be located in Asia, Europe,
invest                   Latin America, Africa or the Middle East.

                                 BRINSON EMERGING                                                    BRINSON EMERGING
                                 MARKETS DEBT FUND                                                  MARKETS EQUITY FUND
What is an emerging      A country defined as an emerging or developing economy by any of the World Bank, the International
market?                  Finance Corporation or the United Nations or its authorities.  The countries included in this definition will change over time.

What is an emerging      A security issued by a government or other issuer that, in the opinion of the Advisor, has one or more
market security?         of the following characteristics:

                         [_]  The security's principal trading market is an emerging market.

                         [_]  At least 50% of the issuer's revenue is generated from goods produced or sold, investments made, or services performed in emerging market countries.

                         [_]  At least 50% of the issuer's assets are located in emerging market countries.

Principal strategies     Brinson Partners, Inc. is the Funds' investment advisor, (the "Advisor"). The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                         To implement this style, the Advisor purchases for each Fund those securities (generally contained in the
                         Fund's benchmark) that appear to be underpriced relative to their fundamental values. The Advisor attempts to identify and exploit discrepancies between market price and fundamental value by analyzing investment fundamentals that determine future cash flows.

                         In selecting individual securities for investment, the Advisor considers:

                         [_]  Current credit quality and possible          [_]  A company's potential cash generation
                              credit upgrades or downgrades
                                                                           [_]  Above average long-term earnings outlook
                         [_]  Interest rate exposure
                                                                           [_]  Expected sustainable return on investments
                         [_]  Narrowing or widening of spreads between
                              sectors, securities of different credit      [_]  Expected sustainable growth rates
                              quality or securities of different
                              maturities                                   [_]  Stock prices versus a company's asset or franchise
                                                                                values


PRINCIPAL INVESTMENT RISKS
====================================================================================================================================


                                 BRINSON EMERGING                                                    BRINSON EMERGING
                                 MARKETS DEBT FUND                                                  MARKETS EQUITY FUND
                         While investing in emerging market securities can bring benefits, it may also involve risks. Investors can lose money in a Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of each Fund.

Management risk          [_] The Advisor's judgments about the fundamental value of securities acquired by a Fund may prove to be incorrect.

Risks of equity and      [_]  Interest rates in emerging market            [_]  The stock markets where the Fund's investments are
fixed income             countries may go up, or rates may rise faster     principally traded may go down, or go down more than the
investments              than in the U.S. and other developed markets.     U.S. or other developed countries' markets.
                         To the extent that interest rates rise, the
                         prices of fixed income securities in the          [_]  An adverse event, such as negative press reports
                         Fund's portfolio will fall.                       about a company in the Fund's portfolio, may depress
                                                                           the value of the company's stock.
                         [_]  The issuer of a fixed income security
                         in the Fund's portfolio may default on its
                         obligation to pay principal or interest, may
                         have its credit rating downgraded by a rating
                         organization or may be perceived by the market
                         to be less credit worthy.

                         [_] As a result of declining interest rates, the issuer of a security may exercise its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities.
                         This is known as call or prepayment risk.

                         [_] When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

                                 BRINSON EMERGING                                                    BRINSON EMERGING
                                    MARKETS DEBT FUND                                                  MARKETS EQUITY FUND
Foreign country and      The values of a Fund's foreign and emerging market investments may go down or be very volatile because of:
emerging market
risks                    [_]  A decline in the value of foreign currencies relative to the U.S. dollar.

                         [_]  Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances;
                         inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                         [_]  Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                         [_]  Political and social instability, war and civil unrest.

                         [_]  Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.



Non-diversification      The Funds are not diversified, which means that each Fund can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify each Fund's losses from adverse events affecting a particular issuer.

No government            An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit
guarantee                Insurance Corporation or any other government agency.

Fluctuating value        The Funds' investments fluctuate in price and the value of your investment in the Funds will go up and down.

MORE ABOUT THE FUNDS' INVESTMENTS

Equity Securities

     Equity securities in which the Emerging Markets Equity Fund may invest include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts. The Emerging Markets Equity Fund may invest in issuers at all capitalization levels.

     The Emerging Markets Equity Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Emerging Markets Equity Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Fixed Income Securities

     In selecting fixed income securities for each Fund's portfolio, the Advisor looks for securities that provide both a high level of current income and the potential for capital appreciation due to a perceived or actual improvement in the creditworthiness of the issuer. Each Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These include:

[_] Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.
[_] Participations in loans between emerging market governments and financial institutions.
[_] Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.
[_] Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.
[_]  Brady Bonds.
[_] Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.
[_] Fixed income securities issued by supranational entities such as the World Bank. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

     Fixed income securities acquired by a Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. Each Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  structured notes and leveraged derivative securities
[_]  convertible securities
[_]  zero coupon securities
[_]  pay-in-kind and when-issued securities

[_]  preferred stock and trust certificates
[_]  participations in loans made by financial institutions
[_]  repurchase and reverse repurchase agreements

     The Emerging Markets Equity Fund may invest up to 35% of its assets and the Emerging Markets Debt Fund may invest substantially all of its assets in U.S. and non-U.S. dollar denominated, fixed income securities that are higher risk, below investment grade securities rated by a nationally recognized statistical rating organization below its top four long-term rating categories or determined by the Advisor to be of comparable quality. Below investment grade securities are commonly known as "junk bonds". The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of these securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets. A Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Management of Currency Exposure

     Each Fund's allocation among different currencies will be identical to that of its benchmark index. However, each Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, each Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     A derivative contract will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     Each Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for a Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of a Fund's fixed income portfolio.

     Even a small investment in derivative contracts, if it is leveraged, can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, each Fund may depart from its principal investment strategies by taking temporary defensive positions. Each Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, a Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     Each Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if a Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap each of the Fund's total operating expenses at 0.50% of each Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Funds are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     Neither Brinson Emerging Markets Equity Fund nor Brinson Emerging Markets Debt Fund currently intends to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, neither Fund is subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of a Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on a Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from a Fund. In general, distributions of money by a Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. Neither Fund, however, currently intends to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of either Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in a Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in either Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in a Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that either Fund borrows money to acquire property or invests in assets that produce UBTI.

     Neither Fund will be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Funds are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in a Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of each Fund may be purchased directly by eligible Investors at the respective net asset value next determined after receipt of the order in proper form by the Trust plus the applicable transaction charge described below. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds.

          At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

TRANSACTION CHARGES

Investors in Brinson Emerging Markets Equity Fund are subject to an initial transaction charge equal to 1.50% of the net asset value of purchases of the Fund's shares. Investors in Brinson Emerging Markets Equity Fund are also subject to a transaction charge upon redemption of the Fund's shares equal to 1.50% of the net asset value of the redeemed shares.

Investors in Brinson Emerging Markets Debt Fund are subject to an initial transaction charge equal to 0.50% of the net asset value of purchases of the Fund's shares. There is no transaction charge for redeeming shares of Brinson Emerging Markets Debt Fund.

Shares of each Fund are sold at net asset value plus the applicable transaction charge. Redemption requests for Brinson Emerging Markets Equity Fund are paid at net asset value less the transaction charge.

Purchases of shares by other series of the Trust investing in Brinson Emerging Markets Equity Fund or in Brinson Emerging Markets Debt Fund are subject to a transaction charge as set forth above. Redemptions of shares owned by other series of the Trust investing in Brinson Emerging Markets Equity Fund are not subject to a transaction charge. Purchases and redemptions made in-kind with securities are not subject to the transaction charges.

Net Asset Value

     The net asset value of each Fund is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share of each Fund is computed by adding the value of all securities and other assets in each Fund's portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of each Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that a Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by each Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of each Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of each Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. Each Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that a Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. Each Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Funds' shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of either Fund without charge (except as noted below) on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests for Brinson Emerging Markets Equity Fund are paid at net asset value less a transaction charge equal to 1.50% of the net asset value of the redeemed shares. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. Each Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If a Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____


                           BRINSON RELATIONSHIP FUNDS

                            BRINSON GLOBAL BOND FUND

                                     PART A


                                APRIL 14, 2000

                                    [LOGO]


Brinson Global Bond Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals     Maximize total U.S. dollar return, consisting
                                   of capital appreciation and current income, while controlling risk.

Performance Benchmark              Salomon Smith Barney World Government Bond
                                   Index. The benchmark is a broad-based, market capitalization weighted index which measures the broad global markets for fixed income securities of U.S. and non-U.S. governments.
                                   Brinson Partners, Inc. (the "Advisor"), the
                                   Fund's investment advisor, may change the benchmark to one or more indices that the Advisor believes more accurately reflect the applicable global markets.

Principal Investments              The Fund will principally invest in fixed
                                   income securities issued by U.S. and non-U.S.
                                   governments, governmental agencies, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank. These include participations in loans between governments and financial institutions and Brady Bonds.

                                   CREDIT QUALITY: The Fund may purchase fixed income securities of any quality. The Fund may invest up to 15% of its net assets in U.S. dollar denominated, higher risk, below investment grade securities and it may invest up to an additional 15% of its net assets in non-U.S. dollar denominated, higher risk, below investment grade securities.

Where the Fund Invests             The Fund maintains a global portfolio and,
                                   under normal market conditions, invests at least 65% of its assets in bonds of issuers in at least three countries, one of which may be the United States. The Fund may also invest in fixed income securities of emerging market issuers.

Principal Strategies               The Advisor's investment style is singularly
                                   focused on investment fundamentals. The
                                   Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The
                                   Advisor tries to identify and exploit
                                   periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   To implement this style the Advisor purchases for the Fund securities (generally contained in the Fund's benchmark index) by using active asset allocation strategies across global fixed income markets and active security selection within each market. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

PRINCIPAL STRATEGIES AND INVESTMENT RISKS
===============================================================================

Principal strategies               When determining fundamental value, the
                                   Advisor considers broadly based indices that represent asset classes or markets and economic variables such as productivity, inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of global markets.

                                   The Fund's allocation among different
                                   currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values.

                                   The Fund may invest in all types of fixed income securities of U.S. and foreign issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. The Advisor selects individual securities for investment by using duration, yield curve and sector analysis. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                                   [_] Duration.

                                   [_] Yield.

                                   [_] Potential for capital appreciation.

                                   [_] Current credit quality as well as
                                   possible credit upgrades or downgrades.

                                   [_] Narrowing or widening of spreads between sectors, securities of different credit quality or securities of different maturities.

                                   [_] For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates.


Principal Investment Risks         While investing in global fixed income
                                   securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments.
                                   Below is a discussion of the potential risks of the Fund.

Management risk                    [_] The Advisor's judgments about asset or
                                   currency allocations or the fundamental value of securities acquired by the Fund may prove to be incorrect.


Risks of fixed income investments  [_] The issuer of a fixed income security in the Fund's portfolio may default on its
                                   obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. These risks are higher for below investment grade securities.

                                   [_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                   [_] When interest rates are rising, the
                                   average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Foreign country and                The values of the Fund's foreign and
emerging market risks              emerging market investments may go down or
                                   be very volatile because of:

                                   [_] A decline in the value of foreign
                                   currencies relative to the U.S. dollar.

                                   [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                                   [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                                   [_] Political and social instability, war and civil unrest.

                                   [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.



Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  structured notes and leveraged derivative securities
[_]  when-issued securities
[_]  inflation indexed securities
[_]  convertible securities
[_]  zero coupon securities
[_]  pay in kind and when issued securities
[_]  preferred stock and trust certificates
[_]  participations in loans made by financial institutions
[_]  repurchase agreements
[_]  Brady bonds

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of Brinson Emerging Markets Debt Fund.

Credit Quality

     Securities are investment grade if:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
[_]  They have received a comparable short-term or other rating.
[_] They are unrated securities that the Advisor believes are of comparable quality.

Securities are below investment grade if they are not investment grade. The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $25,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____


                           BRINSON RELATIONSHIP FUNDS

                      BRINSON GLOBAL (EX-U.S.) EQUITY FUND

                                     PART A


                                APRIL 14, 2000

                                    [LOGO]


Brinson Global (Ex-U.S.) Equity Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals     Maximize total U.S. dollar return, consisting
                                   of capital appreciation and current income, while controlling risk.

Performance Benchmark              Morgan Stanley Capital International (MSCI)
                                   World ex-USA (Free) Index ("MSCI Index").
                                   The MSCI Index is a broad, capitalization-weighted measure of foreign stocks.

Principal Investments              The Fund will principally invest in:


                                   [_] Equity securities of global (ex-U.S.)
                                   issuers.

                                   [_] Securities whose return is derived
                                   primarily from foreign instruments.

Where the Fund Invests             The Fund maintains an international portfolio
                                   and, under normal market conditions, invests at least 65% of its assets in securities of issuers in at least three countries other than the United States.

Principal Strategies               Brinson Partners, Inc. (the "Advisor") is the
                                   Fund's investment advisor. The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   To implement this style, the Advisor
                                   generally purchases for the Fund securities contained in the Fund's benchmark index, the MSCI Index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

PRINCIPAL INVESTMENT RISKS
================================================================================


                                   While investing in foreign securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    [_] The Advisor's judgments about the
                                   fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The stock markets where the Fund's
                                   investments are principally traded go down.

                                   [_] Value stocks are temporarily out of favor in the markets where the Fund invests.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Foreign country and emerging       The values of the Fund's foreign and emerging
market risks                       market investments may go down or be very
                                   volatile because of:

                                   [_] A decline in the value of foreign
                                   currencies relative to the U.S. dollar.

                                   [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                                   [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                                   [_] Political and social instability, war and civil unrest.

                                   [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.



Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest its assets in emerging market investments by purchasing shares of Brinson Emerging Markets Equity Fund.


Management of Currency Exposure

     The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, the Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; foreign forward currency contracts or forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.


     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.06% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until March 1, 1999, Brinson Global (Ex-U.S.) Equity Fund was known as Brinson Non-U.S. Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.


     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.


     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                        BRINSON GLOBAL SECURITIES FUND

                                    PART A


                                 APRIL 14, 2000

                                    [LOGO]


Brinson Global Securities Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total U.S. dollar return, consisting of
and Goals                     capital appreciation and current income, without
                              assuming undue risk, through a diversified portfolio of U.S. and non-U.S. stocks and fixed income securities.

Performance                   GSMI Relationship Funds Index. This benchmark is
Benchmark                     compiled by Brinson Partners, Inc.(the "Advisor"),
                              the Fund's investment advisor and consists of seven indexes: Wilshire 5000 Index, MSCI World ex-
                              USA (Free) Index, Salomon Smith Barney Broad
                              Investment Grade (BIG) Bond Index, Salomon Smith
                              Barney Non-U.S. Government Bond Index, IFC
                              Investable Index, JP Morgan Emerging Markets Bond
                              Index Plus and High Yield Bond Index each representing a distinct asset class of the primary wealth-holding public securities markets. These asset classes are U.S. equity, global (ex-U.S.)
                              equity, U.S. fixed income, global (ex-U.S.) fixed income, emerging market equities, emerging market debt, high yield fixed income and cash equivalents.

Principal Investments         The Fund will principally invest in:

                              [_] Equity securities of both U.S. and non-U.S. issuers.

                              [_]  Fixed income securities issued by
                              governments, government-related entities, corporations and entities organized to restructure outstanding emerging market debt. These include participations in loans between governments and financial institutions and Brady Bonds.

                              [_]  Securities whose return is derived
                              primarily from foreign instruments.

Where the Fund                The Fund maintains a global portfolio and, under
Invests                       normal market conditions, invests at least 65% of
                              its assets in securities of issuers in at least three countries, one of which may be the United
                              States.

Principal Strategies          The Advisor's investment style is singularly
                              focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                              To implement this style, the Advisor purchases for the Fund securities (generally contained in the Fund's benchmark, the GSMI Relationship Funds Index) by using active asset allocation strategies across global equity, fixed income and money markets and active security selection within each market. The Advisor chooses investments for the Fund by:

                              [_] Identifying asset classes that appear to be temporarily underpriced.

                              [_] Analyzing the fundamental value of individual securities in order to estimate their relative value and attractiveness, and to identify securities for investment that are underpriced relative to their fundamental value.

PRINCIPAL STRATEGIES AND PRINCIPAL INVESTMENT RISKS
================================================================================

Under normal market conditions, the Fund expects to allocate assets according to the following mix:

    --------------------------------------------------------------------------------------
                                                                     Asset Class Strategy
          Asset Class                       Normal Allocation Mix            Ranges
    --------------------------------------------------------------------------------------
     U.S. Equities                                    40%                  +/-30%
    --------------------------------------------------------------------------------------
     Global (ex-U.S.) Equities                        22%               0 to +30%
    --------------------------------------------------------------------------------------
     Emerging Market Equities                          3%               0 to +10%
    --------------------------------------------------------------------------------------
     U.S. Fixed Income                                21%               0 to +30%
    --------------------------------------------------------------------------------------
     Global Ex-U.S. Fixed Income                       9%               0 to +30%
    --------------------------------------------------------------------------------------
     High Yield Fixed Income                           3%               0 to +10%
    --------------------------------------------------------------------------------------
     Emerging Market Debt                              2%               0 to +10%
    --------------------------------------------------------------------------------------
     Cash Equivalents                                  0%               0 to +50%
    --------------------------------------------------------------------------------------

The "Asset Class Strategy Ranges" indicated above are the ranges within which the Fund expects to make its active asset allocations to specific asset classes. However, the Fund may exceed its strategy ranges under unusual market conditions and may change them in the future.


Principal Investment          While investing in a global portfolio can bring
Risks                         benefits, it may also involve risks. Investors
                              can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_]  The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove to be incorrect.

                              [_] The Advisor's judgments about the Fund's asset allocation may prove to be incorrect.

Risks of equity               [_]  The stock markets where the Fund's
investments                   investments are principally traded go down.

                              [_] Value stocks are temporarily out of favor in the markets where the Fund invests.

                              [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.


Risks of fixed income         [_]  Interest rates in countries where the Fund's
investments                   investments are principally traded may go up. To
                              the extent that interest rates rise, the prices of fixed income securities in the Fund's portfolio will fall.

                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. This risk is greater for high yield, below investment grade debt securities.

                              [_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              [_] As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market risks         market investments may go down or be very volatile
                              because of:

                              [_] A decline in the value of foreign currencies relative to the U.S. dollar.

                              [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                              [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              [_] Political and social instability, war and civil unrest.

                              [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.



Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts. The Fund may invest in issuers at all capitalization levels.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to emerging market investments by purchasing shares of Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund.

Emerging Market Securities

     The Fund may invest in a broad range of equity and fixed income securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Fixed Income Securities

     In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These include:

[_] Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions.

[_]  Participations in loans between governments and financial institutions.

[_] Fixed income securities issued by government owned, controlled or sponsored entities.

[_] Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

[_]  Brady Bonds.

[_] Fixed income securities issued by corporate issuers, banks and finance companies.

[_] Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. (A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.)

     Fixed income securities acquired by the Fund may be denominated or have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay in kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds

[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations

[_]  asset-backed securities

[_]  structured notes and leveraged derivative securities

[_]  convertible securities

[_]  preferred stock and trust certificates

[_]  participations in loans made by financial institutions

[_]  repurchase agreements

[_]  inflation indexed securities

Credit Quality

     The Fund may invest up to 15% of its net assets in U.S. dollar, fixed income securities that are low grade, high yield securities rated by a rating organization below its top four long term rating categories or determined by the Advisor to be of equivalent quality. Below investment grade securities are commonly known as "junk bonds." The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Below investment grade securities may become illiquid and hard to value in down markets. The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.


Management of Currency Exposure

     The Fund's allocation among different currencies will be identical to that of the benchmark index if the Advisor believes that global currency markets are fairly priced relative to each other and associated risks. However, the Fund may actively depart from this normal currency allocation when, based on the Advisor's research, the Advisor believes that currency prices deviate from their fundamental values. As described below, the Fund may use derivatives to manage its currency exposure.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

[_]  As a substitute for purchasing or selling securities.

[_] To shorten or lengthen the effective maturity or duration of the Fund's fixed income portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of debt securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking such temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR


     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The

Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.



     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different Fund is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invest in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B of this Registration Statement.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $25,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange, that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                            BRINSON HIGH YIELD FUND

                                    PART A

                               APRIL 14, 2000

                                    [LOGO]

Brinson High Yield Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total U.S. dollar return, consisting of
and goals                     capital appreciation and current income, while
                              controlling risk.

Performance                   Merrill Lynch High Yield Master Index. The
Benchmark                     benchmark is a broad-based index of high yield
                              securities consisting of issues in the form of publicly placed nonconvertible, coupon-bearing
                              U.S. domestic debt carrying a term to maturity of at least one year. The benchmark has been designed to provide a representative indication of the performance of the high yield market in the United
                              States.

Principal Investments         The Fund principally invests in dollar
                              denominated, high yield securities of U.S. and foreign companies, banks and governments, including those in emerging markets. The Fund primarily invests in cash payment, zero coupon and pay-in-kind fixed income securities, but may invest in convertibles, preferred stock and common stock equivalents and in bank loans.

                              CREDIT QUALITY: The Fund predominantly invests in below investment grade, high yield securities including corporate fixed income securities that are commonly known as "junk bonds."

                              MATURITY: Individual securities may be of any maturity.

                              The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These securities include fixed income securities issued by corporations, governments, governmental entities, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank or the European Economic Community. These also include participations in loans between governments and financial institutions, and Brady Bonds.

Principal Strategies          Brinson Partners, Inc. is the Fund's investment
                              advisor (the "Advisor"). The Advisor's investment style is based on the premise that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value.

                              The Advisor combines both a top-down and bottom-up analysis. The Advisor may invest in securities of any quality, including unrated securities. The Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity as opposed to investing in any one sector will better enable the Fund to control risk. The Advisor will consider investments across a wide spectrum of industries.

                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                              In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also considers and uses the following data to assess the issuer's future cash flows:

                              [_]  Management strength

                              [_]  Market position

                              [_]  Competitive environment

                              [_]  Financial flexibility

                              [_]  Ability to deleverage

                              [_]  Historical operating results

                              The Advisor compiles this data to assess the issuer's future cash flows.

PRINCIPAL INVESTMENT RISKS
================================================================================

                              While investing in high yield securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_]  The Advisor's judgments about the fundamental
                              values of securities acquired by the Fund may prove to be incorrect.

                              [_] The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.

Risks of high                 [_]  The Fund's investments in below investment
yield/higher risk             grade securities may be considered speculative
securities                    because they have a higher risk of default, tend
                              to be less liquid, and may be more difficult to value.

                              [_] Changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments.

                              [_] Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.

                              [_] Prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions.

                              [_] Below investment grade securities may become illiquid and hard to value in down markets.

Risks of fixed income         [_]  Interest rates in countries in whose
investments                   currencies the Fund's investments are denominated
                              may go up. To the extent that interest rates rise, the prices of fixed income securities in the Fund's portfolio will fall.

                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy.

                              [_] When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              [_] As a result of rising interest rates, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market               market investments may go down or be very
risks                         volatile because of unfavorable foreign government
                              actions, political, economic or market instability or the absence of accurate information about foreign companies.

                              Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.



Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities acquired by the Fund are U.S. dollar denominated and may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds

[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations

[_]  asset-backed securities

[_]  convertible securities

[_]  preferred stock and trust certificates

[_]  repurchase agreements

[_]  bank loans (generally in the form of loan participations and assignments)


Credit Quality

Securities are below investment grade if:

[_] They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization.

[_]  They have received a comparable short-term or other rating.

[_] They are unrated securities that the Advisor believes are of comparable quality.

Foreign Securities

     The Fund may invest in a broad range of securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.



Equity Securities

     The Fund's investments in equity securities will occur primarily as a result of the purchase of unit offerings of fixed income securities which include equity components. The Fund may invest in equity securities of U.S. and non-U.S. issuers including common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.

[_]  As a substitute for purchasing or selling securities.

[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.


Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds -Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to pay all of the Fund's total operating expenses. The Advisor may discontinue this assumption of expenses at any time.



     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDEND AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAX

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets
will usually be closed prior to the time of the closing of the NYSE.   Thus,
values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

             BRINSON U.S. INTERMEDIATE CAPITALIZATION EQUITY FUND

                                    PART A

                               April 14, 2000

                                    [LOGO]

Brinson U.S. Intermediate Capitalization Equity Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals        Maximize total U.S. dollar return,
                                      consisting of capital appreciation
                                      and current income, while controlling
                                      risk.

Performance Benchmark                 Frank Russell Mid-Cap Index.  This
                                      benchmark is a broad capitalization
                                      weighted index which primarily
                                      includes U.S. common stocks in a
                                      defined capitalization range.

Principal Investments                 The Fund primarily invests in equity
                                      securities of U.S. companies that are
                                      traded on major stock exchanges and
                                      the over-the-counter markets.  The
                                      Fund focuses on intermediate
                                      capitalization companies but may also
                                      invest in small capitalization
                                      companies.

Principal Strategies                  Brinson Partners, Inc. is the Fund's
                                      investment advisor (the "Advisor").
                                      The Advisor's investment style is
                                      singularly focused on investment
                                      fundamentals.  The Advisor believes
                                      that investment fundamentals
                                      determine and describe future cash
                                      flows that define fundamental
                                      investment value.  The Advisor tries
                                      to identify and exploit periodic
                                      discrepancies between market prices
                                      and fundamental value.  These
                                      price/value discrepancies are used as
                                      the building blocks for portfolio
                                      construction.

                                      The Advisor will attempt to enhance the
                                      Fund's long-term return and risk
                                      relative to the benchmark. This active
                                      management process is intended to
                                      produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                      In selecting individual companies for
                                      investment, a team of equity
                                      professionals and security analysts
                                      utilize both quantitative and
                                      fundamental research to determine the
                                      long-term valuation of an individual
                                      security.  Additionally, company
                                      visits and other sources of information
                                      are utilized to determine a company's
                                      ability to generate profit and to
                                      grow its business into the future.
                                      Some of the factors considered in the
                                      Advisor's valuation are the following:

                                      [_] Low market valuations measured by
                                      the Advisor's fundamental analysis
                                      and valuation models
                                      [_] Experienced and effective management
                                      [_] Effective research, product
                                      development and marketing
                                      [_] Global competitive advantages
                                      [_] Future strong cash flow
                                      [_] Innovative and positive changes in
                                      management, products and strategy
                                      [_] Long-term focus

PRINCIPAL INVESTMENT RISKS
================================================================================

                                        While investing in equity securities
                                        of intermediate capitalization
                                        companies can bring benefits, it may
                                        also involve risks. Investors can lose
                                        money in the Fund or the Fund's
                                        performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                         [_] The Advisor's judgments about the
                                        fundamental value of securities
                                        acquired by the Fund may prove to be
                                        incorrect.

Risks of equity investments             [_] The U.S. stock market goes down.

                                        [_] Intermediate or small
                                        capitalization stocks are temporarily
                                        out of favor.

                                        [_] An adverse event, such as negative
                                        press reports about a company in the
                                        Fund's portfolio, depresses the value
                                        of the company's stock.

Special risks of unseasoned and small   The Fund may invest in relatively new
capitalization companies                or unseasoned companies that are in
                                        their early stages of development.
                                        Securities of unseasoned companies
                                        present greater risks than securities
                                        of larger, more established
                                        companies. The companies may have
                                        greater risks because they:

                                        [_] May be dependent on a small number
                                        of products or services

                                        [_] May lack substantial capital
                                        reserves

                                        [_] Do not have proven track records

                                        Small companies are often volatile
                                        and may suffer significant losses as
                                        well as realize substantial growth.
                                        In a declining market, these stocks
                                        may be harder to sell, which may
                                        further depress their prices.

Non-diversification                     The Fund is not diversified, which
                                        means that it can invest a higher
                                        percentage of its assets in any one
                                        issuer than a diversified fund.
                                        Being non-diversified may magnify the
                                        Fund's losses from adverse events
                                        affecting a particular issuer.

No government guarantee                 An investment in the Fund is not a
                                        bank deposit and is not insured or
                                        guaranteed by the Federal Deposit
                                        Insurance Corporation or any other
                                        government agency.

Fluctuating value                       The Fund's investments fluctuate in
                                        price and the value of your
                                        investment in the Fund will go up and
                                        down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to investments in post-venture companies by purchasing shares of Brinson U.S. Small Capitalization Equity Fund.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____


                           BRINSON RELATIONSHIP FUNDS

                      BRINSON U.S. VALUE EQUITY FUND

                                     PART A

                                 APRIL 14, 2000

                                    [LOGO]

Brinson U.S. Value Equity Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and Goals     Maximize total U.S. dollar return, consisting
                                   of capital appreciation and current income, while controlling risk.

Performance Benchmark              Russell 1000 Value Index. This benchmark is a
                                   broad-based, capitalization weighted index which primarily includes U.S. common stocks.

Principal Investments              The Fund primarily invests in value oriented
                                   large capitalization equity securities of
                                   U.S. companies that are traded on major stock exchanges and the over-the-counter markets.
                                   Value oriented securities tend to exhibit higher price-to-book and price earnings ratios, higher dividend yields and lower forecasted growth values than securities in a growth universe.

Principal Strategies               Brinson Partners, Inc. is the Fund's
                                   investment advisor (the "Advisor"). The
                                   Advisor's investment style is singularly focused on investment fundamentals. The
                                   Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The
                                   Advisor tries to identify and exploit
                                   periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   Most of the Fund's investments will be stocks in the Fund's benchmark index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                   In selecting individual companies for
                                   investment, a team of equity professionals and security analysts utilize both quantitative and fundamental research to determine the long-term valuation of an individual security. Additionally, company visits and other sources of information are utilized to determine a company's ability to generate profit and to grow its business into the future. Some of the factors considered in the Advisor's valuation are the following:

                                   .    Low market valuations measured by the
                                        Advisor's fundamental analysis and
                                        valuation models
                                   .    Experienced and effective management
                                   .    Effective research, product development
                                        and marketing
                                   .    Global competitive advantages
                                   .    Future strong cash flow
                                   .    Liquidity
                                   .    Innovative and positive changes in
                                        management, products and strategy
                                   .    Long-term focus

                                   The Advisor also employs a disciplined review process to identify and remove from the Fund's portfolio any investment if the Advisor determines the company's stock has reached full or excessive valuation levels.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   While investing in value oriented securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    [_] The Advisor's judgments about the
                                   fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The U.S. stock market goes down.

                                   [_] Value or large capitalization stocks are temporarily out of favor.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes caused by stock market prices in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds,

Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust
- Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 14, 2000, Brinson U.S. Value Equity Fund was known as Brinson U.S. Large Capitalization Value Equity Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____


                           BRINSON RELATIONSHIP FUNDS

                 BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND

                                     PART A

                                 APRIL 14, 2000

                                    [LOGO]

Brinson U.S. Large Capitalization Equity Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL RISKS
================================================================================

Investment Objective and Goals     Maximize total U.S. dollar return, consisting
                                   of capital appreciation and current income, while controlling risk.

Performance Benchmark              Standard & Poor's 500 Stock Index. This
                                   benchmark is a broad-based, capitalization weighted index which includes primarily U.S.
                                   common stocks.

Principal Investments              The Fund primarily invests in large
                                   capitalization equity securities of U.S.
                                   companies that are traded on major stock exchanges and the over-the-counter markets.
                                   The Fund focuses on large capitalization companies but may also invest in medium capitalization companies.

Principal Strategies               Brinson Partners, Inc. is the Fund's
                                   investment advisor (the "Advisor"). The
                                   Advisor's investment style is singularly focused on investment fundamentals. The
                                   Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The
                                   Advisor tries to identify and exploit
                                   periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   Most of the Fund's investments will be stocks contained in the Fund's benchmark index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                   In selecting individual companies for
                                   investment, a team of equity professionals and security analysts utilize both quantitative and fundamental research to determine the long-term valuation of an individual security. Additionally, company visits and other sources of information are utilized to determine a company's ability to generate profit and to grow its business into the future. Some of the factors considered in the Advisor's valuation are the following:


                                   [_]  Low market valuations measured by the
                                        Advisor's fundamental analysis and
                                        valuation models

                                   [_]  Experienced and effective management

                                   [_]  Effective research, product development
                                        and marketing

                                   [_]  Global competitive advantages

                                   [_]  Future strong cash flow

                                   [_]  Liquidity

                                   [_]  Innovative and positive changes in
                                        management, products and strategy

                                   [_]  Long-term focus

PRINCIPAL RISKS
================================================================================

Principal Investment Risks         While investing in equity securities of large
                                   capitalization issuers can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    [_] The Advisor's judgments about the
                                   fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The U.S. stock market goes down.

                                   [_] Value or large capitalization
                                   stocks are temporarily out of favor.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by stock market prices in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds,

Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____


                          BRINSON RELATIONSHIP FUNDS

                            BRINSON SHORT-TERM FUND

                                    PART A

                                 APRIL 14, 2000

                                    [LOGO]

Brinson Short-Term Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
===============================================================================

Investment Objective and Goals     Maximize total U.S. dollar return, consisting
                                   of capital appreciation and current income, while controlling risk.

Performance Benchmark              The Fund's benchmark is calculated based on
                                   the British Bankers' Association ("BBA") 30-day U.S. dollar London InterBank Offered Rate
                                   (LIBOR). BBA Interest Settlement Rates are based on the offered deposit rates quoted by certain banks to prime banks in the London interbank market.

Principal Investments              The Fund will principally invest In U.S.
                                   dollar and non-U.S. dollar denominated fixed income securities of corporations, governments and governmental entities.

                                   CREDIT QUALITY: The Fund may invest up to 50% of its net assets in U.S. dollar, and up to 50% of its net assets in non-U.S. dollar, denominated, higher risk, below investment grade securities. These securities are commonly known as "junk bonds."

                                   MATURITY: The Fund will invest at least 65% of assets in securities having an average weighted maturity of not more than three years. However, individual securities may be of any maturity.

                                   The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers. These include:

                                   [_] Fixed income securities issued by
                                   corporate issuers, banks and finance
                                   companies

                                   [_] Fixed income securities issued or
                                   guaranteed by governments, governmental
                                   agencies or instrumentalities and political subdivisions, including loan participations

                                   [_] Fixed income securities issued by
                                   government owned, controlled or sponsored entities, or supranational entities such as the World Bank or the European Economic Community

                                   [_] Brady Bonds

Principal Strategies               Brinson Partners, Inc. is the Fund's
                                   investment advisor (the "Advisor"). The
                                   Advisor actively manages the Fund by using a fundamental value-based process. This involves identifying fixed income securities that appear to be temporarily underpriced relative to their value and attractiveness.
                                   The Advisor also compares the relative
                                   yields and risk characteristics of various obligations. In selecting individual securities, the Advisor considers many factors, including maturity, current yield, interest rate sensitivity, credit quality, yield curve analysis and individual issue selection.

                                   The Advisor attempts to enhance the long-
                                   term return and risk performance of the
                                   Fund by:

                                   [_] Actively managing portfolio maturity structure

                                   [_] Emphasizing careful security selection, credit risk management and efficient execution of transactions

                                   [_] Selecting countries to invest in based on economic variables such as productivity, inflation and global competitiveness

                                   [_] Managing currency

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   While investing in fixed income securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    [_] The Advisor's judgments about the
                                   fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income investments  [_] Interest rates in countries where the
                                   Fund's investments are principally traded may go up. To the extent that interest rates rise, the prices of fixed income securities in the Fund's portfolio will fall.

                                   [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy. These risks are higher for below investment grade securities.

                                   [_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                   [_] When interest rates are rising, the
                                   average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Risks of foreign securities        The values of the Fund's foreign investments
                                   may go down or be very volatile because of:

                                   [_] A decline in the value of foreign
                                   currencies relative to the U.S. dollar

                                   [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms

                                   [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt

                                   [_] Political and social instability, war and civil unrest

                                   [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision

Risks of high yield/higher risk    [_] Below investment grade securities have
securities                         a higher risk of default and may become
                                   illiquid or difficult to value, especially in down markets

                                   [_] The issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates

                                   [_] The prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions

Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities acquired by the Fund may be denominated or have coupons payable in any currency and may represent a broad range of credit qualities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, floating rate, zero coupon, and when-issued features. These fixed income securities may include:

[_]  demand notes
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  bank instruments
[_]  structured notes and leveraged derivative securities
[_]  convertible securities
[_]  repurchase agreements
[_]  commercial paper
[_]  when-issued securities
[_]  Eurodollar securities

Credit Quality

Securities are below investment grade if:

[_] They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization.
[_]  They have received a comparable short-term or other rating.
[_] They are unrated securities that the Advisor believes are of comparable quality.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; forward contracts; interest rate, currency and index swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds,

Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.05% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein, but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____



                          BRINSON RELATIONSHIP FUNDS

                            BRINSON U.S. BOND FUND

                                    PART A

                                APRIL 14, 2000


                                    [LOGO]


Brinson U.S. Bond Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective             Maximize total U.S. dollar return, consisting
and Goals                        of capital appreciation and current income,
                                 while controlling risk.

Performance Benchmark            Salomon Smith Barney Broad Investment Grade
                                 Bond Index (the "Salomon Index"). The benchmark is a market driven broad-based index which includes investment grade U.S. bonds with maturities of over one year.

Principal Investments            The Fund will principally invest in U.S. dollar
                                 denominated fixed income securities of U.S.
                                 corporate and governmental issuers. It may also invest in U.S. dollar denominated fixed income securities of foreign issuers.

                                 CREDIT QUALITY: The Fund will invest only in investment grade securities.

                                 MATURITY/DURATION: The Fund will invest at least 65% of its assets in U.S. fixed income securities with an initial maturity of over one year. The Fund's remaining securities may be of any maturity or duration.

Principal Strategies             Brinson Partners, Inc. (the "Advisor") uses an
                                 investment style singularly focused on
                                 investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value.
                                 These price/value discrepancies are used as the building blocks for portfolio construction.

                                 To implement this strategy, the Advisor
                                 generally purchases for the Fund securities contained in the Fund's benchmark, the Salomon Index. The Advisor will attempt to enhance the Fund's long-term return and risk relative to that of the benchmark. Thus, the relative weightings of different types of securities in the Fund's portfolio will not necessarily match those of the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                 The Fund may invest in all types of fixed income securities of U.S. and foreign issuers. The Advisor emphasizes fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                                 [_]  Duration.
                                 [_]  Current yield.
                                 [_]  Potential for capital appreciation.
                                 [_] Current credit quality as well as possible credit upgrades or downgrades.
                                 [_] Narrowing or widening of spreads between sectors, securities of different credit quality or securities of different maturities.
                                 [_]  For mortgage-related and asset-backed
                                      securities, anticipated changes in average prepayment rates.

PRINCIPAL INVESTMENT RISKS
================================================================================

                                 While investing in fixed income securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                  [_]  The Advisor's judgments about the
                                 fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income            [_]  Interest rates may go up. To the extent
                                 that investments interest rates rise, the prices of fixed income securities in the Fund's portfolio will fall.

                                 [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy.

                                 [_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                                 [_] When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Non-diversification              The Fund is not diversified, which means that
                                 it can invest a higher percentage of its assets in any one issuer than a diversified fund.
                                 Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee          An investment in the Fund is not a bank deposit
                                 and is not insured or guaranteed by the Federal
                                 Deposit Insurance Corporation or any other government agency.

Fluctuating value                The Fund's investments fluctuate in price and
                                 the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  real estate mortgage conduits
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  Eurodollar securities
[_]  repurchase agreements

Credit Quality

Securities are investment grade if:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
[_]  They have received a comparable short-term or other rating.
[_] They are unrated securities that the Advisor believes are of comparable quality.

     The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Foreign Securities

     The values of the Fund's foreign and emerging market investments may go down or be very volatile because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

Investment in Other Series

     While the Fund will not normally invest in equity securities, the Fund is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest that portion of its assets allocated to short and intermediate investments by purchasing shares of Brinson U.S. Short/Intermediate Fixed Income Fund.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

  Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

  Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

  Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

  The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

  As a partnership, the Fund is not subject to U.S. federal income tax.
Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

  When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

  A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

  An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

  The Fund will not be a "regulated investment company" for federal income tax purposes.

  For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

  Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

  Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

  Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

  At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

  The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Trust's Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange, that trades on weekends or other days when the Fund does not price its shares. Changes in value of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

  All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

  Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

  By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

  Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange.

Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net assets value.

Redemption or Repurchase of Shares

  As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

  An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

  If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____



                          BRINSON RELATIONSHIP FUNDS

                           BRINSON U.S. EQUITY FUND

                                    PART A

                                APRIL 14, 2000


                                    [LOGO]


Brinson U.S. Equity Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective               Maximize total U.S. dollar return, consisting
and Goals                          of capital appreciation and current income,
                                   while controlling risk.

Performance Benchmark              Wilshire 5000 Index. This benchmark is a
                                   broad-based, capitalization weighted index which includes all U.S. common stocks.

Principal Investments              The Fund invests primarily in equity
                                   securities of U.S. companies. Equity
                                   securities include exchange traded and over-the-counter common stocks and preferred stock, fixed income securities convertible into equity securities and warrants and rights relating to equity securities. The
                                   Fund may also invest in depositary receipts representing interests in securities of foreign issuers.

                                   The Fund focuses on large and medium
                                   capitalization companies but may also invest in small capitalization companies.

Principal Strategies               Brinson Partners, Inc. (the "Advisor") is the
                                   Fund's investment advisor. The Advisor's investment style is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                                   Most of the Fund's investments will be stocks contained in the Fund's benchmark index. However, the Fund's portfolio may deviate from the mix of stocks in the index by overweighting some of these stocks while underweighting or excluding other index stocks. The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which index stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                                   In selecting individual companies for
                                   investment, the Advisor looks for:
                                   . Low market valuations measured by the
                                     Advisor's fundamental analysis and
                                     valuation models
                                   . Experienced and effective management
                                   . Effective research, product development and
                                     marketing
                                   . Competitive advantages
                                   . Strong cash flow
                                   . Positive changes in management, products or
                                     strategy not yet recognized by the
                                     marketplace

PRINCIPAL INVESTMENT RISKS
================================================================================

                                   While investing in equity securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk                    [_] The Advisor's judgments about the
                                   fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of equity investments        [_] The U.S. stock market goes down.

                                   [_] Value stocks are temporarily out of
                                   favor.

                                   [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Non-diversification                The Fund is not diversified, which means that
                                   it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee            An investment in the Fund is not a bank
                                   deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value                  The Fund's investments fluctuate in price and
                                   the value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     The Fund's equity investments may also include investments in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, the Fund may invest a portion of its assets in shares of Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund and Brinson U.S. Small Capitalization Equity Fund.

Special Risks of Small Capitalization Issuers

     The Fund may invest in relatively new or unseasoned companies that are in their early stages of development. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they:

[_]  May have recently commenced operations
[_]  May be dependent on a small number of products or services
[_]  May lack substantial capital reserves
[_]  Do not have proven track records

     Due to these and other factors, small capitalization companies may suffer significant losses as well as realize substantial growth. Investments in these companies tend to be volatile and therefore, speculative.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by stock market prices, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____



                          BRINSON RELATIONSHIP FUNDS

               BRINSON U.S. SHORT/INTERMEDIATE FIXED INCOME FUND

                                    PART A

                                APRIL 14, 2000

                                    [LOGO]

Brinson U.S. Short/Intermediate Fixed Income Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total U.S. dollar return, consisting of
and Goals                     capital appreciation and current income, while
                              controlling risk.

Performance Benchmark         A composite consisting of equal parts U.S.
                              dollar 3 month London InterBank bid rate and the Merrill Lynch 1-3 Year U.S. Treasury
                              Index. The London InterBank bid rate is the rate at which major international banks are willing to take deposits from one another.

Principal Investments         The Fund will invest principally in investment
                              grade securities issued by U.S. corporations, the U.S. government, its agencies and its instrumentalities.

                              CREDIT QUALITY: The Fund will invest only in investment grade securities.

                              MATURITY: The Fund will invest at least 65% of its assets in securities with initial maturities of more than one year. The Fund's remaining securities may be of any maturity.

Principal Strategies          Brinson Partners, Inc. (the "Advisor") uses an
                              investment style that is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                              The Fund may invest in all types of fixed income securities of U.S. issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                              [_] Available yields
                              [_] Potential for capital appreciation
                              [_] Current credit quality as well as possible
                                  credit upgrades or downgrades
                              [_] Narrowing or widening of spreads between
                                  sectors, securities of different credit
                                  quality or securities of different maturities
                              [_] For mortgage-related and asset-backed
                                  securities, anticipated changes in average prepayment rates

PRINCIPAL INVESTMENT RISKS
================================================================================

                              While investing in fixed income securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_] The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income         [_] U.S. interest rates may go up.  To the extent
investments                   that interest rates rise, the prices of fixed
                              income securities in the Fund's portfolio will fall.

                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy.

                              [_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              [_] When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Fixed Income Securities

     Fixed income securities acquired by the Fund will be U.S. dollar denominated or have coupons payable in U.S. currency. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers. The Fund's investments will represent a range of maturities, credit qualities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  repurchase agreements
[_]  Eurodollar securities

Credit Quality

Securities are investment grade if:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization
[_]  They have received a comparable short-term or other rating
[_] They are unrated securities that the Advisor believes are of comparable quality

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Investment in Securities of Other Series

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:


[_] To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                 BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND

                                    PART A

                                APRIL 14, 2000

                                    [LOGO]

Brinson U.S. Small Capitalization Equity Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective          Maximize total U.S. dollar return, consisting of
and Goals                     capital appreciation and current income, while
                              controlling risk.

Performance                   Wilshire Small Stock Index. This benchmark
Benchmark                     represents approximately the smallest 7 1/2% of
                              the Wilshire 5000 Index in terms of
                              capitalization. The Wilshire 5000 Index is a broad-based, market capitalization weighted index that includes all U.S. common stocks.

Principal Investments         The Fund will invest primarily in publicly traded
                              companies represented in the Wilshire Small Stock
                              Index and at least 75% of its assets in small capitalization equity securities.

                              The Fund may invest up to 20% of its assets in small capitalization equity securities of publicly traded foreign corporations that were financed by venture capital partnerships. The Fund may also invest up to 10% of its net assets in equity securities or interests in non-public companies that are expected to have an initial public offering within 18 months.

Principal Strategies          Brinson Partners, Inc. (the "Advisor") selects for
                              the Fund those equity securities that appear to be undervalued based upon internal research and proprietary valuation systems. The Advisor's research focuses on several levels of analysis including understanding wealth shifts that occur within the equity market and researching individual companies.

                              Generally, the Advisor will select for the Fund those securities in the Fund's benchmark. However, the Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which index stocks to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                              In deciding whether to buy a company for the Fund, the Advisor:

                              [_] Quantifies its expectations of a company's ability to generate profit and to grow business into the future.

                              [_] Calculates an expected rate of return from the investment in order to estimate intrinsic value.

                              [_] Compares the estimated intrinsic value to observed market price and ranks the company against other stocks accordingly.

                              The Advisor looks for companies with the following characteristics:

                              [_]  Strong management teams

                              [_] Significant competitive strengths in growing markets

                              [_]  Strong financial positions

                              The Advisor attempts to identify target companies that exhibit:

                              [_]  Innovative management

                              [_] Reasonable price-earnings multiples in relation to long-term earnings prospects

                              [_]  Strong balance sheets




PRINCIPAL INVESTMENT RISKS
================================================================================

                              While investing in small capitalization stocks can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_]  The Advisor's judgments about the fundamental
                              value of securities acquired by the Fund may prove to be incorrect.

Risks of equity               [_]  The U.S. stock market goes down.
investments
                              [_] Small capitalization stocks are temporarily out of favor.

                              [_] An adverse event, such as negative press reports about a company in the Fund's portfolio, depresses the value of the company's stock.

Special risks of              The Fund invests primarily in relatively new or
unseasoned and small          unseasoned companies when compared to companies
capitalization companies      included in the Standard & Poor's 500 Stock Index.
                              Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies may have greater risks because they:

                              [_] May be dependent on a small number of products or services.

                              [_]  May lack substantial capital reserves.

                              [_]  Do not have proven track records.

                              Small companies are often volatile and may suffer significant losses as well as realize substantial growth. In a declining market, these stocks may be harder to sell, which may further depress their prices.

Special risks of non-         Investing in unlisted securities, including
publicly traded               investments in new and early stage companies, may
securities                    involve a high degree of business and financial
                              risk that can result in substantial losses.
                              Investing in securities of non-public companies involves risks such as:

                              [_] A less liquid market for the securities than for publicly traded securities. The Fund may not be able to resell its investments.

                              [_] Less disclosure is required from non-public companies.

                              [_] Although the securities may be resold in private transactions, the prices realized from the sale may be less than what the Fund considers the fair value of the securities.

Foreign country risks         The values of the Fund's foreign investments may
                              go down or be very volatile because of:

                              [_] A decline in the value of foreign currencies relative to the U.S. dollar.

                              [_] Vulnerability to economic downturns and instability due to undiversified economies; trade imbalances; inadequate infrastructure; heavy debt loads and dependence on foreign capital inflows; governmental corruption and mismanagement of the economy; and difficulty in mobilizing political support for economic reforms.

                              [_] Adverse governmental actions such as nationalization or expropriation of property; confiscatory taxation; currency devaluations, interventions and controls; asset transfer restrictions; restrictions on investments by non-citizens; arbitrary administration of laws and regulations; and unilateral repudiation of sovereign debt.

                              [_] Political and social instability, war and civil unrest.

                              [_] Less liquid and efficient securities markets; higher transaction costs; settlement delays; lack of accurate publicly available information and uniform financial reporting standards; difficulty in pricing securities and monitoring corporate actions; and less effective governmental supervision.

Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government                 An investment in the Fund is not a bank deposit
guarantee                     and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

MORE ABOUT THE FUND'S INVESTMENTS

Equity Securities

     Equity securities include common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights, warrants and sponsored or unsponsored American Depository Receipts, European Depository Receipts and Global Depository Receipts.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing stock market prices or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.

     Even a small investment in derivative contracts can have a big impact on a portfolio's stock market and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.


Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, over U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to pay all of the Fund's total operating expenses. The Advisor may discontinue this assumption of expenses at any time.




     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

     Until April 14, 2000, Brinson U.S. Small Capitalization Equity Fund was known as Brinson Post-Venture Fund.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares.
The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                       BRINSON DEFENSIVE HIGH YIELD FUND

                                    PART A

                                April 14, 2000

                                    [LOGO]

Brinson Defensive High Yield Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and      Maximize total U.S. dollar return, consisting of
Goals                         capital appreciation and current income, while
                              controlling risk.

Performance Benchmark         The benchmark is a customized index consisting of
                              a 70% weighting of the London 30 day U.S. dollar
                              InterBank Bid Rate ("LIBID") plus 200 basis points and a 30% weighting of the Merrill Lynch High
                              Yield Master Index (the "Index"). LIBID is the rate at which major international banks are willing to take deposits from other international banks. The Index is a broad-based index of high yield securities consisting of issues in the form of publicly-placed nonconvertible, coupon-bearing
                              U.S. domestic debt carrying a term to maturity of at least one year. The benchmark has been designed to provide a representative indication of the performance of the defensive high yield market in the United States.

Principal Investments         The Fund principally invests in dollar-
                              denominated, high yield securities of U.S. and foreign companies, banks and governments, including those in emerging markets. High yield securities have a substantial amount of credit rate and interest rate risk. The Fund also invests in defensive high yield securities and strategies.
                              The Fund also invests in cash payment, zero coupon and pay-in-kind fixed income securities and may invest in convertibles, preferred stock and common stock equivalents and in bank loans.

                              Credit quality: The Fund predominantly invests in below investment grade, high yield securities including corporate fixed income securities that are commonly known as "junk bonds."

                              Maturity: Individual securities may be of any maturity.

                              The Fund may invest in all types of fixed income securities of issuers from all countries, including emerging markets. These securities include fixed income securities issued by corporations, governments, governmental entities, entities organized to restructure outstanding emerging market debt and supranational entities such as the World Bank or the European Economic Community. These securities also include participations in loans between governments and financial institutions, and Brady Bonds.

Principal Strategies          Brinson Partners, Inc. is the Fund's investment
                              advisor (the "Advisor"). The Advisor's investment style is based on the premise that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. To implement this style, the Advisor purchases securities for the Fund using active asset allocation strategies. Two asset classes that the Fund predominantly invests in are high yield securities and defensive high yield strategies.

                              The Advisor combines both a top-down and bottom-up analysis. The Advisor may invest in securities of any quality, including unrated securities. The Advisor believes that diversifying the Fund's portfolio by security type, industry, quality and maturity as opposed to investing in any one sector will better enable the Fund to control risk. The Advisor will consider investments across a wide spectrum of industries.

                              The Advisor will attempt to enhance the Fund's long-term return and risk relative to the benchmark. This active management process is intended to produce superior performance relative to the benchmark. In deciding which securities to emphasize, the Advisor uses both quantitative and fundamental analysis to identify securities that are underpriced relative to their fundamental value.

                              Fundamental analysis of a company's capital structure may identify relative mispricing of the company's securities. Defensive high yield investing strategies attempt to take advantage of these opportunities. Examples of such strategic opportunities include the following:

                              [_] Capital Structure Arbitrage: Two securities of a single issuer may be so mispriced relative to one another that superior returns can be achieved by selling short the overpriced security and buying the undervalued security. The risk associated with these positions may be moderate when compared with an outright long or short position.

                              [_] Low Volatility High Yield: From time to time, securities in the high yield market become available which offer attractive yields. However, due to features such as collateralization, sinking funds, monthly paydowns, short maturities or other characteristics of the issuer, these securities are relatively insensitive to interest rates and overall market movements. These securities, when carefully selected, can enhance the Fund's returns without significantly increasing volatility.

                              [_] "Yield-to-Call" High Yield: Most high yield bonds are callable prior to their final maturity date. Investors may opportunistically refinance high-coupon bonds at the call date with lower cost debt. High yield bonds priced to the call date usually produce low volatility returns.

                              [_] Intra-Industry Bond Positions: If the ratings of Moody's Investors Service, Inc. or Standard & Poor's Ratings Group does not accurately reflect the credit quality of an issuer, its bonds may be relatively over or under priced. The Fund expects to take advantage of its credit research capabilities to short bonds of relatively overvalued securities and buy bonds of undervalued securities within the same industry.

                              [_] Bank Loans: The Fund may invest in bank loans through participations or assignments. Many high yield companies borrow through the bond market and the loan market. Typically the bank loan is a floating interest rate coupon structure and has senior creditor status; both features tend to reduce price volatility.

                              In selecting fixed income securities for the Fund's portfolio, the Advisor looks for fixed income securities that provide both a high level of current income and the potential for capital appreciation due to a perceived improvement in the creditworthiness of the issuer. The Advisor also considers and uses the following data to assess the issuer's future cash flows:

                              [_]  Management strength
                              [_]  Market position
                              [_]  Competitive environment
                              [_]  Financial flexibility
                              [_]  Ability to deleverage
                              [_]  Historical operating results

                              The Advisor compiles this data to assess the issuer's future cash flows.

PRINCIPAL INVESTMENT RISKS
================================================================================

                              While investing in high yield securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk               [_]  The Advisor's judgments about the fundamental
                              values of securities acquired by the Fund may prove to be incorrect.
                              [_] The Advisor's judgments about the allocation of the Fund's portfolio across industries, maturities or credit categories may prove to be incorrect.

Risks of high                 [_]  The Fund's investments in below investment
yield/higher risk             grade securities may be considered speculative
securities                    because they have a higher risk of default, tend
                              to be less liquid, and may be more difficult to value.
                              [_] Changes in economic conditions or other circumstances may lead to a weakened capacity to make principal and interest payments.
                              [_] Issuers of below investment grade securities may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates.
                              [_] Prices of below investment grade securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions.
                              [_] Below investment grade securities may become illiquid and hard to value in down markets.

Risks of fixed income         [_]  Interest rates may go up. To the extent that
investments                   interest rates rise, the prices of fixed income
                              securities in the Fund's portfolio will fall.
                              [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy.

                              [_] When interest rates are declining, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

                              As a result of rising interest rates, the average life of securities backed by debt obligations may be extended because of slower than expected principal payments. This will lock in a below-market interest rate and reduce the value of the security. This is known as extension risk.

Foreign country and           The values of the Fund's foreign and emerging
emerging market risks         market investments may go down or be very volatile
                              because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies.

                              Also, a decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities denominated in those currencies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. These risks are more severe for securities of issuers in emerging market countries.

Non-diversification           The Fund is not diversified, which means that it
                              can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee       An investment in the Fund is not a bank deposit
                              and is not insured or guaranteed by the Federal
                              Deposit Insurance Corporation or any other government agency.

Fluctuating value             The Fund's investments fluctuate in price and the
                              value of your investment in the Fund will go up and down.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities acquired by the Fund may have coupons payable in any currency and may be of any maturity or duration. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and corporate bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  convertible securities
[_]  preferred stock and trust certificates
[_]  repurchase agreements
[_]  bank loans

     The Fund may also invest in the Brinson High Yield Fund, which is another series offered by the Trust. The Fund will only invest in the Brinson High Yield Fund to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to the high yield fixed income asset class by investing in the series as opposed to investing directly in individual high yield securities.

Credit Quality

Securities are below investment grade if:

[_] They are rated below the top four long-term rating categories of a nationally recognized statistical rating organization;
[_]  they have received a comparable short-term or other rating; or
[_] they are unrated securities that the Advisor believes are of comparable quality.

Foreign Securities

     The Fund may invest in a broad range of securities of foreign issuers, including emerging market issuers. An emerging market is any country defined as an emerging or developing economy by the World Bank, International Finance Corporation or United Nations.

Equity Securities

     The Fund's investments in equity securities will occur primarily as a result of the purchase of unit offerings of fixed income securities which include equity components. The Fund may invest in equity securities of U.S. and non-U.S. issuers, including common stock, shares of collective trusts and investment companies, preferred stock and fixed income securities convertible into common stock, rights and warrants.

     The Fund may also invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates or currency exchange rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate and currency exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings. For example, if the value of securities sold short by the Fund increases, the Fund will lose the opportunity to participate in the gain.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of its assets in all types of money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result in the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31,

1999, U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDEND AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAX

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board of the Trust.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____


                           BRINSON RELATIONSHIP FUNDS

           BRINSON U.S. TREASURY INFLATION PROTECTED SECURITIES FUND

                                     PART A

                                April 14, 2000


                              [LOGO APPEARS HERE]


Brinson U.S. Treasury Inflation Protected Securities Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================================================
Investment Objective       Maximize total U.S. dollar return, consisting of capital appreciation and
and Goals                  current income, while controlling risk.

Performance                Salomon Smith Barney Inflation Linked Securities Index.  The benchmark is a
Benchmark                  broad-based index comprised of U.S. Treasury securities that measures the return of securities with fixed rate coupon payments that adjust for inflation as measured by the Consumer Price Index.

Principal Investments      The Fund will invest at least 65% of its assets in Treasury Inflation
                           Protected Securities ("TIPS") issued by the U.S. Treasury.  The Fund may also invest in fixed income securities issued by U.S. corporations and the U.S.
                           government, its agencies and its instrumentalities.

                           Credit quality:  The Fund will invest only in investment grade securities.

                           Maturity:  Brinson Partners, Inc. (the "Advisor") does not manage the Fund with a target  maturity or duration. The Fund's securities may be of any maturity.

Principal Strategies       The Advisor uses an investment style that is singularly focused on investment fundamentals.  The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value.  The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value.  These price/value discrepancies are used as the building blocks for portfolio construction.

                           The Fund may invest in all types of fixed income securities of U.S. issuers.
                           The Advisor emphasizes those fixed income market sectors and selects for the
                           Fund those securities that appear to be most undervalued relative to their yields and potential risks.  In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                           [_]  Available yields
                           [_]  For TIPS, the anticipated rate of inflation
                           [_]  Potential for capital appreciation
                           [_]  Narrowing or widening of spreads between sectors, securities of different credit quality or securities of different maturities
                           [_]  Current credit quality as well as possible credit upgrades or downgrades

PRINCIPAL INVESTMENT RISKS
===================================================================================================
                           While investing in fixed income securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments.  Below is a discussion of the potential risks of the Fund.

Management risk            [_]  The Advisor's judgments about the fundamental value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income      [_]  U.S. interest rates may go up.  To the extent that interest rates rise,
investments                the prices of fixed income securities in the Fund's portfolio will fall.
                           [_]  The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy.
                           [_]  As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the
                           Fund to reinvest in lower yielding securities.  This is known as call or prepayment risk.
                           [_]  When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments.  This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security.  This is known as extension risk.

Non-diversification        The Fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund.  Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value          The Fund's investments fluctuate in price and the value of your investment in the Fund will go up and down.

More About the Fund's Investments

Treasury Inflation Protected Securities

     TIPS are securities issued by the U.S. Treasury designed to provide investors a long-term vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed while the principal value rises or falls based on changes in a published Consumer Price Index. If inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face amount at maturity.

Fixed Income Securities

     Fixed income securities acquired by the Fund will be U.S. dollar denominated or have coupons payable in U.S. currency. The Fund may invest in all types of fixed income securities of U.S. issuers. The Fund's investments will represent a range of maturities, credit qualities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, inflation-indexed, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities
[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  repurchase agreements

Credit Quality

Securities are investment grade if:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization
[_]  They have received a comparable short-term or other rating
[_] They are unrated securities that the Advisor believes are of comparable quality

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Investment in Securities of Other Series

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes, caused by changing interest rates, in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

OFFEREE NO. ____

                          BRINSON RELATIONSHIP FUNDS

                         BRINSON LIMITED DURATION FUND

                                    PART A

                                April 14, 2000

                                    [LOGO]

Brinson Limited Duration Fund (the "Fund") issues its beneficial interests ("shares") only in private placement transactions that do not involve a public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). This prospectus is not offering to sell, or soliciting any offer to buy, any security to the public within the meaning of the Securities Act. The Fund is a series of Brinson Relationship Funds (the "Trust").

Only "accredited investors," as defined in Regulation D under the Securities Act, may invest in the Fund. Accredited investors include common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts and similar organizations. Each accredited investor that holds shares of the Fund is referred to in this prospectus as an Investor.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares as an investment or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
================================================================================

Investment Objective and     Maximize total U.S. dollar return, consisting of
Goals                        capital appreciation and current income, while
                             controlling risk.

Performance Benchmark        Salomon Smith Barney 1 Year Treasury Bill Rate.

Principal Investments        The Fund will invest principally in investment
                             grade securities issued by U.S. corporations, the U.S. government, its agencies and its instrumentalities.

                             Credit quality: The Fund will invest only in investment grade securities.

                             Maturity: The Fund will normally have a maximum weighted average maturity of 5 years. The duration of the Fund will generally range from .5 to 2 times the duration of the benchmark.

Principal Strategies         Brinson Partners, Inc. (the "Advisor") uses an
                             investment style that is singularly focused on investment fundamentals. The Advisor believes that investment fundamentals determine and describe future cash flows that define fundamental investment value. The Advisor tries to identify and exploit periodic discrepancies between market prices and fundamental value. These price/value discrepancies are used as the building blocks for portfolio construction.

                             The Fund may invest in all types of fixed income securities of U.S. issuers. The Advisor emphasizes those fixed income market sectors and selects for the Fund those securities that appear to be most undervalued relative to their yields and potential risks. In analyzing the relative attractiveness of sectors and securities, the Advisor considers:

                             [_]  Available yields
                             [_]  Potential for capital appreciation
                             [_] Current credit quality as well as possible credit upgrades or downgrades
                             [_] Narrowing or widening of spreads between sectors, securities of different credit quality or securities of different maturities
                             [_] For mortgage-related and asset-backed securities, anticipated changes in average prepayment rates

PRINCIPAL INVESTMENT RISKS
================================================================================

                         While investing in fixed income securities can bring benefits, it may also involve risks. Investors can lose money in the Fund or the Fund's performance may fall below that of other possible investments. Below is a discussion of the potential risks of the Fund.

Management risk          [_]  The Advisor's judgments about the fundamental
                         value of securities acquired by the Fund may prove to be incorrect.

Risks of fixed income    [_]  U.S. interest rates may go up. To the extent that
investments              interest rates rise, the prices of fixed income
                         securities in the Fund's portfolio will fall.
                         [_] The issuer of a fixed income security in the Fund's portfolio may default on its obligation to pay principal or interest, may have its credit rating downgraded by a rating organization or may be perceived by the market to be less creditworthy.
                         [_] As a result of declining interest rates, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
                         [_] When interest rates are rising, the average life of securities backed by debt obligations is extended because of slower than expected payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

Non-diversification      The Fund is not diversified, which means that it can
                         invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the Fund's losses from adverse events affecting a particular issuer.

No government guarantee  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Fluctuating value        The Fund's investments fluctuate in price and the value
                         of your investment in the Fund will go up and down.

More About the Fund's Investments

Fixed Income Securities

     Fixed income securities acquired by the Fund will be U.S. dollar denominated or have coupons payable in U.S. currency. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers. The Fund's investments will represent a range of maturities, credit qualities and sectors. The Fund's fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, variable rate, floating rate, zero coupon, pay-in-kind and auction rate features. These fixed income securities may include:

[_]  bills, notes and bonds
[_]  government agency and privately issued mortgage-backed securities

[_]  collateralized mortgage and bond obligations
[_]  asset-backed securities
[_]  leveraged derivative securities
[_]  convertible securities
[_]  when-issued securities
[_]  repurchase agreements
[_]  Eurodollar securities

Credit Quality

Securities are investment grade if:

[_] They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization
[_]  They have received a comparable short-term or other rating
[_] They are unrated securities that the Advisor believes are of comparable quality

The Fund may choose not to sell securities that are downgraded, after their purchase, below the Fund's minimum acceptable credit rating.

Investment in Securities of Other Series

     Although the Fund will not ordinarily invest in equity securities, it is permitted to invest a portion of its assets in securities of other series offered by the Trust. The Fund will invest in other series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities.

Derivative Contracts

     A derivative contract will obligate or entitle the Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency. Examples of derivative contracts are futures contracts; options; forward contracts; interest rate, currency and equity swaps; and caps, collars, floors and swaptions.

     The Fund may, but is not required to, use derivative contracts for any of the following purposes:

[_] To hedge against adverse changes caused by changing interest rates in the market value of securities held by or to be bought for the Fund.
[_]  As a substitute for purchasing or selling securities.
[_] To shorten or lengthen the effective maturity or duration of the Fund's portfolio.

     Even a small investment in derivative contracts can have a big impact on a portfolio's interest rate exposure. Therefore, using derivatives can disproportionately increase portfolio losses and reduce opportunities for gains when interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund's portfolio holdings.

     Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the Fund's portfolio less liquid and harder to value, especially in declining markets.

Defensive Investing

     In response to adverse market, economic, political or other conditions, the Fund may depart from its principal investment strategies by taking temporary defensive positions. The Fund may invest up to 100% of the Fund's assets in money market and short-term fixed income securities. By taking these temporary defensive positions, the Fund may affect its ability to achieve its investment objective.

Impact of High Portfolio Turnover

     The Fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading increases transaction costs, including brokerage commissions, which could detract from the Fund's performance. In addition, high portfolio turnover may result in more taxable capital gains being distributed to Investors subject to tax than would otherwise result if the Fund engaged in less portfolio turnover.

THE ADVISOR

     Brinson Partners has been appointed by the Trust as its investment advisor and furnishes investment advisory and asset management services to the Trust with respect to its series. Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1999, U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Australia, Bahrain, Brazil, China, France, Germany, Japan, Singapore, Switzerland and the United Kingdom, in addition to Brinson Partners' principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is a part of the UBS Brinson Division of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. UBS AG was formed by the merger of Union Bank of Switzerland and Swiss Bank Corporation in June 1998.

     Brinson Partners also serves as the investment advisor to eight other investment companies: The Brinson Funds, Fort Dearborn Income Securities, Inc., Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments, The Hirtle Callaghan International Trust - International Equity Portfolio, John Hancock Variable Annuity Series Trust I - International Balanced Portfolio, The Republic Funds - Republic Equity Fund, Governor Funds International Equity Fund and Villanova Mutual Fund Trust - Prestige Large Cap Value Fund.

     Pursuant to its investment advisory agreement with the Trust (the "Advisory Agreement"), the Advisor is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries. The Advisor does not receive any compensation under the Advisory Agreement. The Advisor has agreed to cap the Fund's total operating expenses at 0.01% of the Fund's average net assets. The Advisor may discontinue this expense limitation at any time.

     Investment decisions for the Fund are made by an investment management team of the Advisor. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases or sales.

DIVIDENDS AND DISTRIBUTIONS

     The Fund does not currently intend to declare and pay dividends or pay distributions to Investors except as may be determined by the Board of Trustees (the "Board") of the Trust.

FEDERAL INCOME TAXES

     As a partnership, the Fund is not subject to U.S. federal income tax. Instead, each Investor reports separately on its own income tax return its distributive share of the Fund's income, gains, losses, deductions and credits (including foreign tax credits for creditable foreign taxes imposed on the Fund). Each Investor is required to report its distributive share of such items regardless of whether it has received or will receive a corresponding distribution of cash or property from the Fund. In general, distributions of money by the Fund to an Investor will represent a non-taxable return of capital up to the amount of an Investor's adjusted tax basis. The Fund, however, does not currently intend to declare and pay distributions to Investors except as may be determined by the Board.

     When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares in the Fund for shares of a different series of the Trust is the same as a sale.

     A distribution in partial or complete redemption of your shares in the Fund is taxable as a sale or exchange only to the extent the amount of money received exceeds the tax basis of your entire interest in the Fund. Any loss may be recognized only if you redeem your entire interest in the Fund for money.

     An allocable share of a tax-exempt Investor's income will be "unrelated business taxable income" ("UBTI") to the extent that the Fund borrows money to acquire property or invests in assets that produce UBTI.

     The Fund will not be a "regulated investment company" for federal income tax purposes.

     For a more complete discussion of the federal income tax consequences of investing in the Fund, see Item 19 in Part B.

INVESTOR INQUIRIES

     Investor inquiries should be addressed to the Trust, c/o Carolyn M. Burke, 209 South LaSalle Street, Chicago, Illinois 60604-1295, or an Investor may call 312-220-7100.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

Purchase of Securities Being Offered

     Shares of the Fund are restricted securities and are issued solely in private placement transactions that do not involve a "public offering" within the meaning of Section 4(2) of the Securities Act. Investments in the Fund may be made only by "accredited investors" within the meaning of Regulation D under the Securities Act, which include, but are not limited to, common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities. The registration statement of which this prospectus is a part does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" to the public within the meaning of the Securities Act.

     Shares of the Fund may be purchased directly by eligible Investors at the net asset value next determined after receipt of the order in proper form by the Trust. The minimum initial purchase amount is $10,000,000. In the sole discretion of the Advisor, the minimum purchase amount may be waived or modified. There is no sales load in connection with the purchase of shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund.

     At the discretion of the Fund, Investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Fund's investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the Investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the Investors' basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund's investment portfolio and current market quotations are readily available for such securities; and (2) the Investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

Net Asset Value

     The net asset value is computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on days when the NYSE is open. The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Fund securities for which market quotations are available are priced at market value. Fixed income securities are priced at fair value by an independent pricing service using methods approved by the Board. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE.

     Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE. Thus, values of foreign securities, foreign futures and foreign options will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the computation of the net asset value of the Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board. This means that the Fund will not use the last market quotation for the securities, but will value the securities by including the effect of the intervening event. Finally, some securities held by the Fund may be primarily listed and traded on a foreign exchange that trades on weekends or other days when the Fund does not price its shares. Changes in the values of such securities may affect the net asset value of the Fund's shares on days when shareholders of the Fund may not be able to purchase or redeem the Fund's shares.

     All other securities are valued at their fair value as determined in good faith and pursuant to a method approved by the Board. For a detailed description, see Item 18 in Part B.

Exchanges of Shares

     Shares of the Fund may be exchanged for shares of the other series of the Trust on the basis of current net asset values per share at the time of exchange. Fund shares may be exchanged by written request or by telephone if the Investor has previously signed a telephone authorization. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Fund reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange privilege and/or telephone transfer privileges upon 60 days' prior written notice to Investors.

     By exercising the telephone exchange privilege, the Investor agrees that the Fund will not be liable for following instructions communicated by telephone that the Fund reasonably believes to be genuine. The Fund provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone transactions are genuine. As a result of this policy, the Investor may bear the risk of any financial loss resulting from such transaction; provided, however, if the Fund or its transfer agent, Chase Global Funds Services Company ("CGFSC"), fails to employ this and other appropriate procedures, the Fund or CGFSC may be liable for any losses incurred.

     Exchanges may be made only for shares of a series of the Trust then offering its shares for sale in the Investor's state of residence and are subject to the minimum initial investment requirement and the payment of any transaction charges that may be due to such series of the Trust. For federal income tax purposes, an exchange of shares would be treated as if the Investor had redeemed shares of the Fund and reinvested in shares of another series of the Trust. Gains or losses on the shares exchanged are realized by the Investor at the time of the exchange. Any Investor wishing to make an exchange should first obtain and review the prospectus of the series into which the Investor wishes to exchange. Requests for telephone exchanges must be received by the transfer agent, CGFSC, by the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading. Requests for exchanges received prior to the close of regular trading hours on the NYSE will be processed at the net asset value computed on the date of receipt. Requests received after the close of regular trading hours will be processed at the next determined net asset value.

Redemption or Repurchase of Shares

     As stated above in "Purchase of Securities Being Offered," the Fund's shares are restricted securities which may not be sold to investors other than "accredited investors" within the meaning of Regulation D under the Securities Act unless registered under, or pursuant to another available exemption from, the Securities Act.

     An Investor may redeem its shares of the Fund without charge on any business day the NYSE is open by furnishing a request to the Trust. Shares will be redeemed at the net asset value next calculated after an order is received by the Fund's transfer agent in good order. Redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. The Fund normally sends redemption proceeds on the next business day. In any event, redemption proceeds, except as set forth below, are sent within seven calendar days of receipt of a redemption request in proper form. There is no charge for redemptions by wire. Please note, however, that the Investor's bank may impose a fee for wire service. The right of any Investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period when the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted, or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists.

     If the Fund determines that it would be detrimental to the best interests of the remaining Investors of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price, in lieu of cash, in whole or in part by a distribution in kind of securities of the Fund.

                          BRINSON RELATIONSHIP FUNDS
                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION

                                APRIL 14, 2000

ITEM 10.  COVER PAGE AND TABLE OF CONTENTS.

Brinson Relationship Funds (the "Trust") is a no-load, open-end management investment company which currently offers shares of nineteen separate and distinct series representing separate portfolios of investments (individually referred to as a "Fund" and collectively referred to as the "Funds"). Each Fund has its own investment objective and is non-diversified, (except for Brinson U.S. Cash Management Prime Fund, which is diversified) as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). The nineteen Funds are: Brinson Global Securities Fund, Brinson Global Bond Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund, Brinson U.S. Value Equity Fund (formerly known as the Brinson U.S. Large Capitalization Value Equity Fund), Brinson U.S. Small Capitalization Equity Fund (formerly known as the Brinson Post-Venture Fund), Brinson Global (Ex-U.S.) Equity Fund (formerly known as the Brinson Non-U.S. Equity Fund), Brinson Emerging Markets Equity Fund, Brinson Bond Plus Fund, Brinson U.S. Bond Fund, Brinson U.S. Short/Intermediate Fixed Income Fund, Brinson Limited Duration Fund, Brinson Short-Term Fund, Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson U.S. Cash Management Prime Fund, Brinson High Yield Fund, Brinson Defensive High Yield Fund and Brinson Emerging Markets Debt Fund. Information concerning the Funds is included in the separate Parts A of this Registration Statement (each, a "Part A" and collectively, the "Parts A") dated April 14, 2000.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's current Parts A relating to the Funds dated April 14, 2000. Much of the information contained herein expands upon subjects discussed in the Parts A. No investment in shares of the Funds should be made without first reading the applicable Part A. A free copy of each Fund's Part A and Annual Report may be obtained from the Trust at 209 South LaSalle Street, Chicago, IL 60604-1295, or by calling the Trust collect at 312-220-7100.

All terms used in this Part B and not otherwise defined herein have the meanings assigned to them in the Parts A. Certain information from the Funds' Annual Reports is incorporated herein by reference.

Item 11.     Trust History...........................................   B-2
Item 12.     Description of the Funds and Their Investments and
              Risks..................................................   B-2
Item 13.     Management of the Trust.................................  B-25
Item 14.     Control Persons and Principal Holders of Securities.....  B-29
Item 15.     Investment Advisory and Other Services..................  B-35
Item 16.     Brokerage Allocation and Other Practices................  B-39
Item 17.     Capital Stock and Other Securities......................  B-41
Item 18.     Purchase, Redemption and Pricing of Shares..............  B-43
Item 19.     Tax Status..............................................  B-46
Item 20.     Underwriters............................................  B-48
Item 21.     Calculation of Performance Data.........................  B-49
Item 22.     Financial Statements....................................  B-51
Appendix A - Investment Practices....................................  B-52
Appendix B - Corporate Debt Ratings..................................  B-62

ITEM 11.  TRUST HISTORY.

The Trust is a Delaware business trust established on August 16, 1994.

ITEM 12.  DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.

Each of the Funds, except the U.S. Cash Management Prime Fund (the "Prime Fund") series of the Trust, is classified as "non-diversified," as defined in the Investment Company Act so that it does not limit the proportion of a Fund's assets that it may invest in the obligations of a single issuer. To the extent that a Fund's investment portfolio at times includes the securities of a smaller number of issuers than permissible if the Fund were "diversified" (as defined in the Investment Company Act), the Fund may be subject to greater investment and credit risk than an investment company that invests in a broader range of securities. In particular, changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the net asset value of the Fund's shares.

The Funds do not concentrate investments in a particular industry. Each Fund does not issue senior securities except to the extent consistent with its policies described below and only as permitted under the Investment Company Act. Each Fund's investment objective, its policies concerning the percentage of the Fund's portfolio securities that may be loaned, and its policies concerning borrowing, the issuance of senior securities and concentration are "fundamental." This means that they may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding voting shares. As used in this Part B, a vote of "a majority of the outstanding voting shares" of the Trust or a Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Trust or Fund, or (ii) 67% of the shares of the Trust or Fund present at a meeting at which more than 50% of the outstanding shares of the Trust or Fund are represented in person or by proxy.

                       INVESTMENT OBJECTIVES AND POLICIES

The following disclosure supplements disclosure contained in the applicable Parts A relating to the Funds:

GLOBAL SECURITIES FUND. The Fund's benchmark (the "Benchmark") consists of seven indices of varying weight that are compiled by an independent data provider. The indices comprising the Benchmark are as follows:

 .    Wilshire 5000 Equity Index;
 .    Morgan Stanley Capital International World Ex-USA (Free)
     Index;
 .    Salomon Smith Barney Broad Investment Grade (BIG)
     Bond Index;
 .    Salomon Smith Barney Non-U.S. Government Bond Index
     (unhedged);
 .    Merrill Lynch High Yield Master Index;
 .    MSCI Emerging Markets Free Index; and
 .    JP Morgan EMBI+.


Each index represents a distinct asset class of the primary wealth-holding public securities markets. These asset classes are U.S. equity, global (ex-U.S.) equity, U.S. fixed income securities, global (ex-U.S.) fixed income securities, emerging markets equities, emerging markets fixed income securities, high yield fixed income securities and cash equivalents. From time to time, the Funds' investment advisor, Brinson Partners, Inc. (the "Advisor"), may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market. In order to compile the Benchmark, the Advisor determines current relative market capitalizations in the world markets and then weights each relevant index. Based on this weighting the Advisor determines the return of the relevant indices, applies the index weighting and then determines the return of the Benchmark.

The Advisor will attempt to enhance the long-term return and risk performance of the Fund relative to the Benchmark by deviating from the normal Benchmark mix of asset classes and currencies in reaction to discrepancies between current market prices and fundamental values. Active asset allocation strategy for the Fund will be defined relative to the Benchmark weights, which represent the Fund's normal mix. Decisions to deviate from the normal mix are a blend of rigorous quantitative analysis, an understanding of the fundamental relationships among global markets and the expertise of investment professionals. In the absence of views as to the relative attractiveness across asset classes, the actual Fund weights will be equal to the Benchmark weights. The active management process is intended, by the Advisor, to produce superior performance relative to the Benchmark. The Advisor believes that, over the long term, investing across global equity and fixed income markets based upon discrepancies between market prices and fundamental values may achieve enhanced return and risk relative to the Benchmark.

Fundamental value is considered to be the current value of long-term sustainable future cash flows derived from a given asset class or security. In determining fundamental value, the Advisor takes into consideration broadly based indices representing asset classes or markets and various economic variables such as productivity, inflation and global competitiveness. The valuation of asset classes reflects an integrated, fundamental analysis of global markets. Investment decisions are based on comparisons of current market prices to fundamental values.

The normal asset allocation mix represents the asset allocation that the Fund would expect to maintain when, in the judgment of the Advisor, global capital markets are fairly priced relative to each other and relative to the associated risks.

EQUITY INVESTMENTS. The Fund expects its U.S. equity investments to emphasize both large and intermediate capitalization companies. In addition, the U.S. equity component may invest in small capitalization issues. The equity markets in the non-U.S. component of the Fund will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets. Thus large and intermediate capitalization ranges vary country-by-country and may, with respect to certain countries, include capitalization levels that would be included in the small capitalization range in the U.S. market.

The Fund may invest in a broad range of equity securities of emerging market issuers, or securities with respect to which the return is derived primarily from the equity securities of issuers in emerging markets, including common and preferred stocks. The Fund considers a country to be an "emerging market" if it is defined as an emerging or developing economy by any one of the following:
the International Bank for Reconstruction and Development (i.e., the World
Bank), the International Finance Corporation or the United Nations or its authorities. The Fund may invest indirectly in emerging market equity securities by purchasing securities of open-end and closed-end investment companies.

FIXED INCOME INVESTMENTS. The Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities and supranational issuers as well as corporations and other business organizations. The Fund may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors.

The non-U.S. fixed income component of the Fund will typically be invested in government and supranational issues. The Fund may also invest in all debt securities of emerging market issuers, including government and government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments. The Fund may invest indirectly in emerging market debt securities by purchasing securities of open-end and closed-end investment companies.

GLOBAL BOND FUND. The Advisor's perspective for the Fund is that periodically there are exploitable discrepancies between market price and fundamental value. Those price/value discrepancies then become the building blocks for portfolio construction. The successful identification of price/value discrepancies should result in enhanced total performance.

Although the Fund may invest anywhere in the world, it is expected that the Fund's assets will be primarily invested in fixed income markets listed in the Fund's benchmark.


U.S. SMALL CAPITALIZATION EQUITY FUND. Each company selected for inclusion in the Fund's portfolio is scrutinized through on-site visits, discussions with investment banking firms and venture capitalists and intensive valuation techniques. The Fund's emphasizes companies that were developed with the assistance of professional venture capitalists. The Advisor monitors and assesses the degree to which the Fund's portfolio emphasizes industries or common types of stocks, and adjusts the portfolio to balance the price/value opportunities with such industries. The Advisor imposes limits on the degree of investment in specific industries, although the Fund does not intend to concentrate its investments in a particular industry.





HIGH YIELD FUND AND DEFENSIVE HIGH YIELD. Each Fund will maintain a high yield portfolio and under normal market conditions, at least 65% of each Fund's assets will be invested in high yield securities. The Funds do not intend to limit their respective investments in below investment grade, U.S. dollar denominated fixed income securities. The Advisor believes that inefficiencies exist within the high yield bond market that a fundamental value-based investment process can exploit. The Advisor's portfolios are constructed using both top-down and bottom-up investment processes. The Advisor considers macroeconomic variables and industry outlooks in its top-down analysis. The bottom-up approach is the most integral to portfolio construction and forms the basis for credit selection. The Advisor will identify those securities which are believed to have market prices that differ from their fundamental value and invest accordingly. The Advisor uses a disciplined investment approach to pursue each Fund's investment objective. The Advisor believes that diversification is one of the most important components in the construction of a high yield portfolio.

U.S. CASH MANAGEMENT PRIME FUND. The Prime Fund will not invest more than 5% of its total assets in the securities of a single issuer, other than U.S. government securities, rated in the highest rating category by the requisite NRSROs. The Prime Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater.

U.S. GOVERNMENT SECURITIES. The Prime Fund may invest in U.S. government securities, which consist of marketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government ("U.S. government securities"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (popularly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or U.S. government-sponsored enterprises and are not direct obligations of the U.S. government, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported by the credit of the instrumentality, such as Fannie Mae ("FNMA," formerly known as the Federal National Mortgage Association) bonds. In this connection, the Prime Fund may use any portion of its assets invested in U.S. government securities to concurrently enter into repurchase agreements with respect to such securities.

BANK OBLIGATIONS. The Prime Fund may also invest in bank obligations or instruments secured by bank obligations. These instruments consist of fixed, floating or variable rate certificates of deposit, letters of credit, time deposits and bankers' acceptances issued by banks and savings institutions with assets of at least one billion dollars. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments"), and foreign branches of foreign banks ("Foreign Bank Investment"). When investing in a bank obligation issued by a branch, the parent bank must have assets of at least five billion dollars.

The Prime Fund may invest only up to 25% of its assets in obligations of foreign branches of U.S. banks or foreign banks. Investments in obligations of U.S. branches of foreign banks which are considered domestic banks may only be made if such branches have a federal or state charter to do business in the United States and are subject to U.S. regulatory authorities.

Time deposits are non-negotiable deposits maintained in a foreign branch of a U.S. banking institution for a specified period of time at a stated interest rate. The Prime Fund may invest not more than 10% of its net assets in time deposits with maturities in excess of seven days.

COMMERCIAL PAPER. The Prime Fund may invest in commercial paper of domestic or foreign issuers which is considered by the Fund to present minimal credit risks. Commercial paper must be rated within the two highest rating categories by NRSROs or, if unrated, determined by the Advisor to be of comparable quality.

CORPORATE OBLIGATIONS. The corporate obligations which the Prime Fund may purchase are fixed, floating or variable rate bonds, debentures or notes which are considered by the Prime Fund to present minimal credit risks. They must be rated within the two highest rating categories by NRSROs, or if unrated, determined by the Advisor to be of comparable quality. These corporate obligations must mature in 397 calendar days or less. Generally, the higher an instrument is rated, the greater its safety and the lower its yield.

GUARANTEED INVESTMENT CONTRACTS. A "guaranteed investment contract" (also known as a "guaranteed interest contract," "guaranteed income contract," "guaranteed insurance contract," or "guaranteed return contract") ("GIC") is a deferred annuity contract issued by an insurance company under which (a) the contract holder places funds on deposit with the insurer, and (b) the insurer promises to repay the contract holder's deposit(s) plus interest at a guaranteed rate according to a schedule specified in the contract. The terms and conditions of GICs can vary in a variety of ways, including, by way of example, the length of the guarantee period, the period during which the contract holder may make deposits which will be subject to the same guarantee, the extent to which withdrawals are permitted during the guarantee period, and the timing of the insurer's repayment obligation. To the extent that the Prime Fund cannot dispose of a GIC in the ordinary course of business within seven days at approximately the value at which the Fund has valued the GIC, it will treat the GIC as illiquid and subject to its overall limit on illiquid investments of 10% of the Fund's net assets.

                             INVESTMENT PRACTICES

The following disclosure supplements disclosure contained in the applicable Parts A relating to the Funds:

U.S. AND NON-U.S. EQUITY SECURITIES


Each Fund (except the Prime Fund and U.S. Treasury Inflation Protected Securities Fund) may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stock of companies or closed-end investment companies, preferred stock, fixed income securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or Global Depositary Receipts ("GDRs") for those securities.

ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign issuers. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs also represent securities of foreign issuers and are designated for use in European markets. A GDR represents ownership in a non-U.S. company's publicly traded securities that are traded on foreign stock exchanges or foreign over-the-counter markets. Holders of unsponsored ADRs, EDRs or GDRs generally bear all the costs of such facilities. The depository of an unsponsored facility frequently is under no obligation to distribute investor communications received from the issuer of the deposited security or to pass through voting rights to the holders of depositary receipts in respect of the deposited securities.

SPECIAL RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES

Certain Funds may invest in relatively new or unseasoned companies which are in their early stages of development (sometimes referred to as "post-venture companies"), or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and a small share of the market for their products or services. Post-venture companies may lack depth of management or may be unable to generate internally funds necessary for growth or potential development or to generate these funds through external financing on favorable terms. Post-venture companies may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, these companies may suffer significant losses as well as realize substantial growth. Investments in these companies tend to be volatile and are therefore speculative.

Historically, small capitalization stocks have been more volatile in price than the larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, the lower degree of liquidity in the markets for such stocks, and the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, the values of post-venture company stocks may, to a degree, fluctuate independently of prices for larger company stocks. Therefore, the value of a Fund's shares may be more volatile than the shares of a fund that invests in larger capitalization stocks.


CONVERTIBLE SECURITIES (EACH FUND EXCEPT U.S. EQUITY FUND)

Each Fund may, to varying degrees, invest in convertible securities. Convertible securities are fixed income securities (i.e., a bond or preferred stock) which may be exchanged for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. The provisions of any convertible security determine its seniority in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on the company's assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claims on the company's assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders. While providing a fixed income (generally higher in yield than the income derivable from common stock but lower than the income afforded by a similar non-convertible security) a convertible security enables the investor also to participate in capital appreciation should the market price of the underlying common stock rise.


U.S. AND NON-U.S. FIXED INCOME SECURITIES (ALL FUNDS)

Each Fund may invest in all types of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities and supranational issuers (the only government securities in which the Prime Fund may invest are U.S. government securities) as well as corporations and other issuers. The Funds may purchase U.S. dollar denominated securities that reflect a broad range of investment securities, qualities and sectors. The U.S. Treasury Inflation Protected Securities Fund will only invest in securities of U.S. issuers.

Each Fund's non-U.S. fixed income component(except the Prime Fund and U.S. Treasury Inflation Protected Securities Fund) will typically be invested in government and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Intra-Development Bank, the Export-Import Bank and the Asian Development Bank.

The Funds (except the Prime Fund and U.S. Treasury Inflation Protected Securities Fund) may also invest in debt securities of emerging market issuers, including government and government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities on which the return is derived primarily from other emerging market instruments. The Funds may invest indirectly in emerging market debt securities by purchasing securities of open-end and closed-end investment companies. The Funds may also invest a portion of their assets in securities of other series offered by the Trust. A Fund will invest in other series only to the extent the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investing in the series of the Trust as opposed to investing directly in individual securities. For instance, a Fund may invest its assets in emerging market investments by purchasing shares of Brinson Emerging Markets Debt Fund.

HIGH YIELD/HIGHER RISK DEBT SECURITIES (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, SHORT-TERM FUND, HIGH YIELD FUND AND DEFENSIVE HIGH YIELD
FUND)

As set forth in the Parts A, these Funds may invest, to varying extent, a portion of their net assets in convertible and other debt securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's") or "BBB" by Standard & Poor's Ratings Group ("S&P") or, if unrated, deemed to be of comparable quality by the Advisor (referred to herein as "below investment grade securities"). Ratings represent S&P's and Moody's respective opinions as to the quality of the debt securities they undertake to rate. However, the ratings are general and are not absolute standards of quality. Securities rated below "Baa" by Moody's and "BBB" by S&P are classified as below investment grade securities and are commonly referred to as "junk bonds." These securities are considered to be of poor standing and predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the debt securities and involve major risk exposure to adverse conditions. Such securities are subject to a substantial degree of credit risk. Below investment grade securities held by the Funds may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, below investment grade securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Below investment grade securities generally offer a higher current yield than that available from higher grade securities, but involve greater risk. In the past, the high yields from below investment grade securities have more than compensated for the higher default rates on such securities. However, there can be no assurance that the Funds will be protected from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on below investment grade securities in the future.
Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by the issuer is significantly greater for the holders of below investment grade securities because such securities may be unsecured and may be subordinated to other creditors of the issuer. Past economic recessions have resulted in default levels with respect to such securities in excess of historic averages.

The value of below investment grade securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, below investment grade securities may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for below investment grade securities may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for below investment grade securities may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of below investment grade securities are concentrated among a smaller group of securities dealers and institutional investors.

In periods of reduced secondary market liquidity, below investment grade securities prices may become more volatile and the Funds' ability to dispose of particular issues when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer may be adversely affected.

Below investment grade securities frequently have call or redemption features which would permit an issuer to repurchase the security from the Funds. If a call were exercised by the issuer during a period of declining interest rates, the Funds likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to the Funds.

Besides credit and liquidity concerns, prices for below investment grade securities may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding below investment grade securities.

Below investment grade securities issued by foreign issuers also entail greater risks than higher rated securities, including the risk of untimely interest and principal payments, default and price volatility. These securities may present problems of liquidity and valuation. A description of various bond ratings appears in Appendix A.


TREASURY INFLATION PROTECTED SECURITIES (ALL FUNDS)


Each Fund may, to varying degrees, invest in Treasury Inflation Protected Securities ("TIPS") which are securities issued by the U.S. Treasury. The U.S. Treasury Inflation Protected Securities Fund will invest, under normal circumstances, at least 65% of its assets in TIPS. The interest rate paid by TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the Tips are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal amount will not drop below its face amount at maturity.


In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. In addition, it is not possible to predict with assurance how the market for TIPS will develop; initially, the secondary market for these securities may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS will be taxed annually as ordinary interest income for Federal income tax calculations. As a result, any appreciation in principal must be counted as interest income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes.

CASH EQUIVALENTS (ALL FUNDS)


Each Fund may invest a portion of its assets in short-term debt securities of corporations, governments or agencies and banks and finance companies which may be denominated in U.S. or non-U.S. currencies (except for the Prime Fund, which may invest only in U.S. dollar denominated securities and the U.S. Treasury Inflation Protected Securities Fund, which may invest only in U.S. dollar denominated securities and Eurodollar securities). When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents up to a maximum exposure of 100% of the Fund's assets. A Fund's investment in temporary defensive investments may affect the Fund's ability to attain its investment objective.

The short-term debt securities in which a Fund may invest include demand notes, bank instruments, commercial paper and floating rate instruments. Demand notes are securities issued with a maturity date but callable for repayment by the lender or the borrower at a predetermined interval. Bank instruments in which the Fund may invest include bank loan participations, bank holding company commercial paper, deposits, bank notes and other bank related securities. Bank loan participations are loans sold by lending banks to investors. Bank holding company commercial paper is a form of short-term promissory note which is a direct obligation of a bank holding company. Deposits are obligations of a bank or its branches. Corporate commercial paper is a form of short-term promissory note issued by corporations primarily to finance short-term credit needs. Rates vary according to the credit standing of the issuers and money market conditions. Floating rate instruments are obligations with various final maturities and interest rates that are tied to other assorted market indices. Each Fund will not invest more than 15% of the value of its net assets (except the Prime Fund, which will not invest more than 10% of the value of its net assets) in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable.

Pursuant to an exemptive order (the "Cash Management Order") issued by the U.S. Securities and Exchange Commission (the "Commission"), in lieu of investing directly in the cash and cash equivalents described above, each Fund may invest a portion of its assets in Brinson Short-Term Fund (the "Short-Term Fund"), a series of the Trust. Any investment by a Fund in the Short-Term Fund would not be subject to the limitations imposed by the Investment Company Act on investments in other investment companies. See the discussion below under "Investment Company Securities" for a description of these limitations.

Under the terms of a second exemptive order issued by the Commission, certain Funds may invest cash:


     (a) held for temporary defensive purposes;
     (b) not invested pending investment in securities;
     (c) that is set aside to cover an obligation or commitment of the Funds to purchase securities or other assets at a later date;
     (d) to be invested on a strategic management basis ((a)-(d) are herein referred to as "Uninvested Cash"); and
     (e) collateral that the Funds receive from the borrowers of their portfolio securities in connection with the Funds' securities lending program, in a series of Brinson Supplementary Trust (the "Supplementary Trust Series").

Brinson Supplementary Trust is a private investment company that has retained the Advisor to manage the Supplementary Trust Series' investments. The Trustees of the Trust also serve as trustees of Brinson Supplementary Trust. The Supplementary Trust Series will invest in U.S. dollar denominated money market instruments having a dollar-weighted average maturity of 90 days or less. A Fund's investment of Uninvested Cash in shares of the Supplementary Trust Series will not exceed 25% of the Fund's total assets. The Prime Fund may invest all of its assets in the Brinson U.S. Cash Management Prime Fund series of the Brinson Supplementary Trust.


NON-PUBLICLY TRADED SECURITIES, PRIVATE PLACEMENTS AND RESTRICTED SECURITIES (EACH FUND EXCEPT SHORT-TERM FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND AND THE PRIME FUND)

Certain Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in unregistered or unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which would be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expense of registration.

RULE 144A AND ILLIQUID SECURITIES (ALL FUNDS)

Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. Some examples of illiquid securities are securities purchased under Rule 144A under the Securities Act of 1933 (the "Securities Act") ("Rule 144A Securities"), over-the-counter options and certain interest rate swaps. While maintaining oversight, the Board of Trustees (the "Board") has delegated to the Advisor the day-to-day function of determining whether or not Rule 144A Securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. The Board has instructed the Advisor to consider the following factors in determining the liquidity of a Rule 144A Security:

     (a) the frequency of trades and trading volume for the security;
     (b) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers;
     (c) whether at least two dealers are making a market in the security; and
     (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Although it has delegated the day-to-day liquidity determination to the Advisor, the Board will continue to monitor and will periodically review the Advisor's selection of Rule 144A Securities, as well as the Advisor's determination as to their liquidity.


If the Advisor determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid securities exceed the Fund's applicable 15% limit (or 10% limit, in the case of the Prime Fund) on investment in such securities, the Advisor will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation. This may include disposing of illiquid assets, including illiquid Rule 144A Securities.


Rule 144A Securities are traded among qualified institutional buyers. Investing in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board and the Advisor will continue to monitor the liquidity of that security to ensure that each Fund has no more than 15% of its net assets (and no more than 10% of the Prime Fund's net assets) invested in illiquid securities.

Each Fund will limit investments in securities that may not be sold to the public without registration under the Securities Act ("restricted securities") to no more than 15% of each Fund's net assets (and no more than 10% of the Prime Fund's net assets), excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Board.

INVESTMENT COMPANY SECURITIES (ALL FUNDS)

The Funds may invest in securities issued by open-end and closed-end investment companies. Under Section 12(d)(1) of the Investment Company Act, a Fund's investment in such securities, subject to certain exceptions, currently is limited to: (i) no more than 3% of the total voting stock of any one such investment company, (ii) no more than 5% of the Fund's net assets invested in any one such investment company, and (iii) no more than 10% of the Fund's net assets invested in other investment companies in the aggregate. Investments in the securities of other investment companies may involve duplication of certain fees and expenses.

The Trust has received an exemptive order from the Commission which permits each Fund to invest its assets in securities of other series offered by the Trust. A Fund will invest in such series only to the extent that the Advisor determines that it is more efficient for the Fund to gain exposure to a particular asset class through investment in a series of the Trust as opposed to investment directly in individual securities. Investments by the Fund in another series of the Trust may involve transaction costs, but not duplication of other fees and expenses because the Advisor and other service providers will waive fees or reimburse expenses to avoid such duplication.

A Fund's investments in any other series of the Trust, each of which invests primarily in one asset class (a "Core Series"), will not be subject to the percentage limitations described above. To the extent that a Fund invests in the Trust's other series ("Other Series") and particular open-end investment companies other than the Core Series, the Fund will be subject to the percentage limitations described above and the Fund's investments in such other investment companies will be aggregated with its investments in the Other Series for purposes of these limitations.


FOREIGN AND EMERGING MARKET INVESTMENTS (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in securities of foreign issuers that are not publicly traded in the United States, and of governmental and supranational entities (entities established or financially supported by national governments of two or more countries to promote reconstruction or development). Certain Funds may also invest in debt securities in which the return is derived primarily from other emerging market instruments.


RISKS OF INVESTING IN FOREIGN SECURITIES. Investing in foreign issuers involves risks, including those set forth in the Funds' Parts A, that are not typically associated with investing in U.S. issuers. There is generally less information available to the public about non-U.S. issuers and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Fund. Additionally, in some countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Fund, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Advisor will take these factors into consideration in managing the Fund's investments. Each Fund reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments.

The securities of foreign issuers are frequently denominated in foreign currencies, and the Funds may temporarily hold uninvested reserves in bank deposits in foreign currencies. Therefore, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The U.S. dollar market value of a Fund's investments and of dividends and interest earned by the Fund may be significantly affected by changes in currency exchange rates. The Funds may, but are not required to, enter into forward foreign currency exchange contracts, futures, options or swaps in order to hedge, or enhance returns from, portfolio holdings and commitments against changes in currency rates. Although a Fund may attempt to manage currency exchange rate risk, there is no assurance that the Fund will do so at an appropriate time or that it will be able to predict exchange rates accurately.

In the past, there has been and there may be again, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Funds. Payment of such interest equalization tax, if imposed, would reduce the Funds' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Funds by U.S. issuers.

RISKS OF INVESTING IN EMERGING MARKETS. The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment.

The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner.

The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, a Fund may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

RUSSIAN SECURITIES TRANSACTIONS (GLOBAL SECURITIES FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND AND BOND PLUS
FUND)

Certain Funds may invest in securities of Russian companies. The registration, clearing and settlement of securities transactions in Russia are subject to significant risks not normally associated with securities transactions in the United States and other more developed markets. Ownership of shares in Russian companies is evidenced by entries in a company's share register (except where shares are held through depositories that meet the requirements of the Investment Company Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and the Fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record securities transactions and registrars located throughout Russia or the companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Advisor and could cause a delay in the sale of Russian securities by the Fund if the company deems a purchaser unsuitable, which may expose the Fund to potential loss on its investment.

In light of the risks described above, the Board has approved certain procedures concerning a Fund's investments in Russian securities. Among these procedures is a requirement that a Fund will not invest in the securities of a Russian company unless that issuer's registrar has entered into a contract with the Fund's sub-custodian containing certain protective conditions including, among other things, the sub-custodian's right to conduct regular share confirmations on behalf of the Fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a Fund would otherwise make.

BRADY BONDS (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Bulgaria, Brazil, Costa Rica, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay, Panama, Peru and Venezuela. Brady Bonds have been issued only during recent years, and for that reason do not have a very long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. The Funds will only invest in dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative. There can be no assurance that the Brady Bonds in which a Fund invests will not be subject to restructuring or to requests for a new credit arrangement which may cause the Fund to suffer a loss of interest or principal in any of its holdings.

STRUCTURED SECURITIES (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow of the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate investing typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Thus, a Fund's investments in Structured Securities will be limited by the Fund's prohibition on investing more than 15% of its net assets in illiquid securities.

CURRENCY MANAGEMENT (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, U.S. BOND FUND, SHORT-TERM FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

To manage exposure to currency fluctuations, a Fund may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and purchase securities indexed to currency baskets. A Fund may also, but is not required to, use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require a Fund to segregate liquid assets in accordance with Commission positions to cover its obligations.

EURODOLLAR SECURITIES (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, U.S. BOND FUND, SHORT-TERM FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the PRIME FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in Eurodollar securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States. Interest and dividends on Eurodollar securities are payable in U.S. dollars.

ZERO COUPON AND DELAYED INTEREST SECURITIES (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS

FUND, U.S. BOND FUND, SHORT-TERM FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the PRIME FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in zero coupon or delayed interest securities which pay no cash income until maturity or a specified date when the securities begin paying current interest (the "cash payment date") and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and value at maturity. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit quality that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon or delayed interest security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount) that accrues that year, even though the holder receives no cash payments of interest during the year.

Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and unmatured interest coupons and receipts for underlying principal ("coupons") of U.S. Treasury securities, which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and Certificate of Accrual on Treasuries ("CATs"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. The staff of the Commission does not consider such privately stripped obligations to be U.S. government securities, as defined in the Investment Company Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury is known as "Separate Trading of Registered Interest and Principal of Securities" or "STRIPS." Under the STRIPS program, a Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury securities have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for federal tax purposes.

PAY-IN-KIND BONDS (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, U.S. BOND FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the PRIME FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in pay-in-kind bonds. Pay-in-kind bonds are securities which pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of such bonds and be treated for federal income tax purposes as if interest were paid on a current basis, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, U.S. BOND FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the PRIME FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by GNMA is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of the Funds' shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs.

Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the issuer's right to borrow from the U.S. Treasury; while others such as those issued by Fannie Mae, are supported only by the credit of the issuer. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments.

Unscheduled or early payments on the underlying mortgage may shorten the securities' effective maturities and reduce returns. The Funds may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Fund to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Fund, the prepayment right of mortgagors may limit the increase in net asset value of a Fund, because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of noncallable debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS") (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, U.S. BOND FUND, SHORT TERM FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the PRIME FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in CMOs and REMICs. A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

REMICs are similar to CMOs in that they issue multiple classes of securities. Most, if not all, newly issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Funds will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

OTHER MORTGAGE-RELATED SECURITIES. Certain Funds may invest in other mortgage-related securities. The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with each Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the applicable Fund's Part A and this Part B have been supplemented.

ASSET-BACKED SECURITIES (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, U.S. BOND FUND, SHORT-TERM FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the PRIME FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest a portion of their assets in debt obligations known as "asset-backed securities." The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass through certificates" or "collateralized obligations." Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot adequately or in many cases, ever, be established.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issuance of asset-backed securities is generally based on historical credit information about the degree of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issuance of asset-backed securities.


WHEN-ISSUED SECURITIES (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, U.S. BOND FUND, SHORT-TERM FUND, U.S. SHORT/INTERMEDIATE FIXED INCOME FUND, LIMITED DURATION FUND, U.S. TREASURY INFLATION PROTECTED SECURITIES FUND, the PRIME FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. A Fund does not earn interest on such securities it has committed to purchase until they are paid for and delivered on the settlement date. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that the Funds will commit to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Fund's net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis.

REPURCHASE AGREEMENTS (ALL FUNDS)

Each Fund may enter into repurchase agreements with banks or broker-dealers. When a Fund enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement.

As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the Investment Company Act to be collateralized loans by the Fund to the seller, secured by the securities transferred to the Fund. In accordance with the Investment Company Act, repurchase agreements will be fully collateralized, and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other securities which are not readily marketable (illiquid securities), would exceed 15% of the value of the net assets of such Fund (or would exceed 10% of the value of the net assets of Prime Fund).

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Fund would be dependent upon intervening fluctuations of the market value of, and the accrued interest on, the underlying security. Although a Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Fund to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

REVERSE REPURCHASE AGREEMENTS (ALL FUNDS)

Each Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. The Funds retain record ownership and the right to receive interest and principal payments on the portfolio security involved. During the reverse repurchase period, the Fund continues to receive principal and interest payments on these securities. In connection with each reverse repurchase transaction, cash or other liquid assets will be segregated in accordance with Commission positions in an amount equal to the repurchase price. Reverse repurchase agreements have the same risk characteristics as borrowing transactions of a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

BORROWING (ALL FUNDS)

All Funds are authorized to borrow money from time to time as a temporary measure for extraordinary purposes or to facilitate redemptions in amounts up to 33 1/3% of the value of each Fund's total assets. The Funds have no intention of increasing net income through borrowing. Any borrowing will be from a bank with the required asset coverage of at least 300%. In the event that such asset coverage falls below 300%, a Fund will, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings will be at least 300%.

The use of borrowing by a Fund involves special risks that may not be associated with other portfolios having similar objectives. Since substantially all the assets of the Funds fluctuate in value while the interest obligations remain fixed, an increase or decrease of the asset value per share of a Fund will be greater than would be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities in order to meet interest or principal payments, or to satisfy restrictions on borrowings, at a time when investment considerations would otherwise not favor such sales.


For Global Securities Fund, U.S. Equity Fund, U.S. Large Capitalization Equity Fund, U.S. Intermediate Capitalization Equity Fund, U.S. Small Capitalization Equity Fund, Emerging Markets Equity Fund, Emerging Markets Debt Fund, Bond Plus Fund, U.S. Bond Fund, High Yield Fund and the Prime Fund. Each Fund may not purchase additional investment securities while the Fund has outstanding borrowings that exceed 5% of the Fund's total assets.

LOANS OF PORTFOLIO SECURITIES (ALL FUNDS)

All Funds may lend portfolio securities to broker-dealers and financial institutions provided the following conditions are satisfied: (1) the loan is secured continuously by collateral in the form of cash or U.S. government securities marked-to-market daily and maintained in an amount at least equal to the current market value of the loaned securities; (2) after giving three business days' notice the applicable Fund may call the loan and receive the securities loaned; (3) the applicable Fund will receive any interest or dividends paid on the loaned securities; (4) the aggregate market value of securities loaned by the applicable Fund will not at any time exceed 33 1/3% of the total assets of such Fund; and (5) the Fund must pay only reasonable custodian fees in connection with the loan.


Collateral will consist of cash, U.S. government securities or other liquid assets permitted by the Commission. Loans of securities involve a risk that the borrower may fail to return the loaned securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will enter into portfolio securities loans only after a review of all pertinent facts by the Advisor and the lending agent, subject to the overall supervision by the Board. Such reviews will be monitored on an ongoing basis. In addition, the lending agent is obligated to replace the loaned securities with a like amount of securities of the same issuer, class and denomination in the event the loaned securities are not returned by a borrower in accordance with the arrangements between the borrower and the lending agent. Creditworthiness of the borrower will be monitored on an ongoing basis by the Advisor or the lending agent.

Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing cash subjects that investment to market risk (i.e., capital appreciation or depreciation).


LOAN PARTICIPATIONS AND ASSIGNMENTS (GLOBAL SECURITIES FUND, GLOBAL BOND FUND, GLOBAL (EX-U.S.) EQUITY FUND, EMERGING MARKETS EQUITY FUND, EMERGING MARKETS DEBT FUND, BOND PLUS FUND, SHORT-TERM FUND, HIGH YIELD FUND and DEFENSIVE HIGH YIELD FUND)

Certain Funds may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). A Fund's investment in Loans is expected in most instances to be in the form of participations in loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties.

A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Advisor to be creditworthy. When the Fund purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Because there may be no liquid market for Participations and Assignments, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and a Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. To the extent that a Fund cannot dispose of a Participation or Assignment in the ordinary course of business within seven days at approximately the value at which it has valued the Participation or Assignment, it will treat the Participation or Assignment as illiquid and subject to its overall limit on illiquid investments of 15% of its net assets.

OTHER INVESTMENT VEHICLES AVAILABLE TO THE FUNDS

The Board may, in the future, authorize a Fund to invest in securities other than those listed in Parts A or Part B of this Registration Statement, provided such investment would be consistent with the applicable Fund's investment objective and would not violate any fundamental investment policies or restrictions applicable to such Fund. The investment policies described above, except for the discussion of percentage limitations with respect to portfolio lending transactions and borrowing, are not fundamental and may be changed by the Board without the approval of the Investors.

INVESTMENT PRACTICES AVAILABLE TO THE FUNDS

Certain Funds may buy and sell put and call options and may attempt to manage the overall risk of portfolio investments through hedging strategies, enhance income, or replicate a fixed income return by using swaps, options, futures contracts and forward currency contracts. Hedging strategies may also be used in an attempt to manage the Funds' average durations, foreign currency exposures and other risks of the Funds' investments which can affect fluctuations in the Funds' net asset values. The Funds intend to use such investment practices at the discretion of the Advisor. A detailed discussion of these various investment practices, the limitations on the portion of the Funds' assets that may be used in connection with these investment practices and the risks associated with such investment practices is included in the Funds' Parts A and Appendix A of this Part B.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS


The Trust has filed a notice of eligibility for exclusion from the definition of "commodity pool operator" within the meaning provided in the Commodity Exchange Act and regulations promulgated thereunder by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. The Funds intend to comply with Section 4.5 of the regulations under the Commodity Exchange Act, which limits, in non-hedging situations, the extent to which the Funds can commit assets to initial margin deposits and options premiums.

INVESTMENT RESTRICTIONS OF THE FUNDS

Each Fund is subject to the investment restrictions set forth below adopted by the Board, which constitute fundamental policies and may not be changed, as to a Fund, without the approval of a majority of the outstanding voting shares of the Fund. As used in this Part B, a vote of "a majority of the outstanding voting shares" of the Trust or a Fund means the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Trust or Fund, or (ii) 67% of the shares of the Trust or Fund present at a meeting at which more than 50% of the outstanding shares of the Trust or Fund are represented in person or by proxy. Unless otherwise indicated, all percentage limitations listed below apply to the Funds and apply only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Fund's total assets will not be considered a violation.

Except as set forth in the Parts A or below in this Part B, a Fund may not:

     (i) Invest in real estate or interests in real estate (provided that this will not prevent a Fund from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate), interests in oil, except gas and/or mineral exploration or development programs or leases (except the prohibition on investing in interests in oil, gas and/or mineral exploration or development programs or leases does not apply to the U.S. Treasury Inflation Protected Securities Fund, Defensive High Yield Fund and Limited Duration Fund);

     (ii) Purchase or sell commodities or commodity contracts, except each Fund may enter into futures contracts and options thereon in accordance with this Registration Statement and may engage in forward foreign currency contracts and swaps;


     (iii) Make investments in securities for the purpose of exercising control over or management of the issuer (except for the U.S. Treasury Inflation Protected Securities Fund, Defensive High Yield Fund and Limited Duration Fund);


     (iv) Sell securities short, except "short sales against the box" or purchase securities on margin, and also except such short-term credits as are necessary for the clearance of transactions (except for the U.S. Treasury Inflation Protected Securities Fund, Defensive High Yield Fund and Limited Duration Fund). For this purpose, the deposit or payment by a Fund for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (v) Make loans, except that this restriction shall not prohibit: (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities; (b) the lending of portfolio securities; or (c) entry into repurchase agreements with banks or broker-dealers;


     (vi) Borrow money except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions and in no event in excess of 33 1/3% of the value of its total assets. All borrowings will be from a bank and to the extent that such borrowing exceeds 5% of the value of a Fund's assets, asset coverage of at least 300% is required. Except for the U.S. Value Equity Fund, Global Bond Fund, Short-Term Fund, Global (Ex-U.S.) Equity Fund, U.S. Treasury Inflation Protected Securities Fund, Defensive High Yield Fund and Limited Duration Fund, a Fund will not purchase securities while borrowings exceed 5% of that Fund's total assets;


     (vii) Issue senior securities as defined in the Investment Company Act except that this restriction will not prevent the Funds from entering into repurchase agreements or reverse repurchase agreements, borrowing money in accordance with restriction (vi) above or purchasing when-issued, delayed delivery or similar securities;

     (viii) Purchase the securities of issuers conducting their principal business activities in the same industry (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by foreign governments or their political subdivisions, or by supranational organizations) if immediately after such purchase the value of a Fund's investments in such industry would exceed 25% of the value of the total assets of the Fund;

     (ix) Act as an underwriter of securities issued by other persons, except that, in connection with the disposition of a security, a Fund may technically be deemed to be an "underwriter" as that term is defined in the Securities Act, in selling a portfolio security; and

     (x) Invest in securities of any open-end or closed-end investment company, except in accordance with the Investment Company Act or any exemptive order therefrom obtained from the Commission which permits investment by a Fund in other funds or other investment companies or series thereof advised by the Advisor, and also may invest in the securities of closed-end investment companies at customary brokerage commission rates.

ITEM 13.  MANAGEMENT OF THE TRUST.

     The Trust is a Delaware business trust. Under Delaware law, the Board has overall responsibility for managing the business and affairs of the Trust, including general supervision and review of its investment activities. The Trustees elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and the Funds.

     The Trustees and executive officers of the Trust, along with their principal occupations over the past five years and their affiliations, if any, with Brinson Partners, are listed below. There are no Trustees who are deemed to be "interested persons" as defined in the Investment Company Act.

                                   Position(s)
                                    Held with    Principal Occupation(s)
Name & Address               Age   Registrant    During Past 5 Years
--------------               ---   ----------    -------------------
Walter E. Auch                79   Trustee       Retired; prior thereto, Chairman and CEO of
6001 N. 62nd Place                               Chicago Board of Options Exchange 1979-1986;
Paradise Valley, AZ 85253                        Trustee of the Trust since 1994; Trustee,
                                                 The Brinson Funds since 1994; Trustee,
                                                 Brinson Supplementary Trust since 1997;
                                                 Director, Thomson Asset Management Corp.
                                                 since 1987; Director, Fort Dearborn Income
                                                 Securities, Inc. 1987-1995; Director, Smith
                                                 Barney VIP Fund since 1991; Director, SB
                                                 Advisers since 1992; Director, SB Trak since
                                                 1992; Director, Banyan Realty Trust since
                                                 1988; Director, Banyan Land Fund II since
                                                 1988; Director, Banyan Mortgage Investment
                                                 Fund since 1989; Director, Express
                                                 America Holdings Corp. since 1992;
                                                 Nicholas/Applegate Funds and Legend
                                                 Properties, Inc.; Director, Geotek
                                                 Industries, Inc. 1987-1998.

                                   Position(s)
                                    Held with    Principal Occupation(s)
Name & Address               Age   Registrant    During Past 5 Years
--------------               ---   ----------    -------------------
Frank K. Reilly               64   Chairman      Professor, University of Notre Dame since 1982;
College of Business                and           Trustee of the Trust since 1994; Trustee, The
Administration                     Trustee       Brinson Funds since 1993; Trustee, Brinson
University of Notre Dame                         Supplementary Trust since 1997; Director of
Notre Dame, IN 46556-0399                        The Brinson Funds, Inc. 1992-1993; Director,
                                                 Fort Dearborn Income Securities, Inc. since
                                                 1993; Director, Greenwood Trust Company since
                                                 1993; and Director, Dean Witter Trust, FSB
                                                 since 1996.

Edward M. Roob                65   Trustee       Retired; prior thereto, Senior Vice President,
841 Woodbine Lane                                Daiwa Securities America Inc. 1986-1993;
Northbrook, IL 60062                             Trustee of the Trust since 1995; Trustee, The
                                                 Brinson Funds since 1995; Trustee, Brinson
                                                 Supplementary Trust since 1997; Director, Fort
                                                 Dearborn Income Securities, Inc. since 1993;
                                                 Director, Brinson Trust Company since 1993;
                                                 Committee Member, Chicago Stock Exchange since
                                                 1993.

E. Thomas McFarlan            56   President     Managing Director, Brinson Partners, Inc. since
209 South LaSalle Street                         1991; Chairman, Brinson Trust Company since
Chicago, IL 60604                                1996, Trustee, Brinson Trust Company since
                                                 1991; Chairman, UBS Brinson Funds Management
                                                 Co. since 1999; Managing Director, UBS Brinson
                                                 since 1998; President, The Brinson Funds since
                                                 1993; Treasurer and Principal Accounting
                                                 Officer, The Brinson Funds 1995-1997;
                                                 President, Brinson  Relationship Funds since
                                                 1994; President, Brinson Supplementary Trust
                                                 since 1997.

                                   Position(s)
                                   Held with     Principal Occupation(s)
Name & Address               Age   Registrant    During Past 5 Years
--------------               ---   ----------    -------------------
Thomas J. Digenan             35   Vice          Director, Brinson Partners, Inc. since 1993;
209 South LaSalle Street           President     Vice President, The Brinson Funds since 1997;
Chicago, IL 60604                                Assistant Treasurer, The Brinson Funds 1995-
                                                 1997; Assistant Secretary, The Brinson Funds
                                                 1993-1995; Vice President, Brinson Relationship
                                                 Funds 1994-1995 and since 1997; Assistant
                                                 Treasurer and Assistant Secretary, Brinson
                                                 Relationship Funds 1995-1997; Vice President,
                                                 Brinson Supplementary Trust since 1997.

Debra L. Nichols              34   Vice          Director, Brinson Partners, Inc. since 1995;
209 South LaSalle Street           President     Associate, Brinson Partners, Inc. 1991-
Chicago, IL 60604                                1995; Vice President, The Brinson Funds since
                                                 1997; Secretary, The Brinson Funds 1997;
                                                 Assistant Secretary, The Brinson Funds
                                                 1993-1997; Assistant Secretary, Brinson
                                                 Relationship Funds 1994-1997; Secretary,
                                                 Brinson Relationship Funds 1997; Vice
                                                 President, Brinson Relationship Funds since
                                                 1997; Vice President, Brinson Supplementary
                                                 Trust since 1997.

Carolyn M. Burke              33   Secretary     Director, Brinson Partners, Inc. since 1997;
209 South LaSalle Street           and           Associate, Brinson Partners, Inc. 1995-1996;
Chicago, IL 60604                  Treasurer     Secretary, Treasurer and Principal Accounting
                                                 Officer, The Brinson Funds since 1997;
                                                 Assistant Secretary, The Brinson Funds 1996-
                                                 1997; Assistant Secretary, Brinson Relationship
                                                 Funds, 1996-1997; Secretary, Treasurer and
                                                 Principal Accounting Officer, Brinson
                                                 Relationship Funds since 1997; Secretary,
                                                 Treasurer and Principal Accounting Officer,
                                                 Brinson Supplementary Trust since 1997;
                                                 Financial Analyst, Van Kampen American Capital
                                                 Investment Advisory Corp. 1992-1995.

David E. Floyd                31   Assistant     Associate Director, Brinson Partners, Inc.
209 South LaSalle Street           Secretary     since 1998; Associate, Brinson Partners, Inc.,
Chicago, IL 60604                                1994-1998; Assistant Trust Officer, Brinson
                                                 Trust Company since 1993; Assistant Secretary,
                                                 The Brinson Funds since 1998; Assistant
                                                 Secretary, Brinson Relationship Funds since
                                                 1998; Assistant Secretary, Brinson
                                                 Supplementary Trust since 1998.

                                   Position(s)
                                   Held with     Principal Occupation(s)
Name & Address               Age   Registrant    During Past 5 Years
--------------               ---   ----------    -------------------
Mark F. Kemper                42   Assistant     Assistant Secretary, Brinson Partners, Inc.
209 South LaSalle Street           Secretary     since 1993; Assistant Secretary, Brinson Trust
Chicago, IL 60604                                Company since 1993; Secretary, UBS Brinson
                                                 since 1998; Assistant Secretary, Brinson
                                                 Holdings, Inc. 1993-1998; Assistant Secretary,
                                                 The Brinson Funds since 1999; Assistant
                                                 Secretary, Brinson Relationship Funds since
                                                 1999; Assistant Secretary, Brinson Supplementary
                                                 Trust since 1999.

                              COMPENSATION TABLE

                            Aggregate             Pension or        Total
                            Compensation          Retirement        Compensation
                            From Trust for        Benefits Accrued  From Trust and
                            Fiscal Year ended     As Part of Fund   Fund Complex
Name and Position Held      December 31, 1999/1/  Expenses          Paid to Trustees
----------------------      --------------------  --------          ----------------
Walter E. Auch, Trustee     $19,800               N/A               $46,200

Frank K. Reilly, Trustee    $19,800               N/A               $56,700

Edward M. Roob, Trustee     $19,800               N/A               $58,200

/1/ This amount represents the aggregate amount of compensation paid to the Trustees for: (a) service on the Board for the Trust's fiscal year ended December 31, 1999; and (b) service on the Board of Directors/Trustees of three other investment companies managed by the Advisor for the calendar year ending December 31, 1999.

The amount of the Trust's shares owned by the Trustees and officers is less than 1% of the Trust's issued and outstanding shares. No officer or Trustee of the Trust who is also an officer or employee of the Advisor receives any compensation from the Funds for services to the Funds. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Fund per meeting and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel to and from and attendance at Board meetings.

Each of the Trustees sits on the Trust's Audit Committee, which has the responsibility, among other things, to (i) recommend the selection of the Funds' independent auditors; (ii) review and approve the scope of the independent auditors' audit activity; (iii) review the financial statements which are the subject of the independent auditors' certification; and (iv) review with such independent auditors the adequacy of the Funds' basic accounting system and the effectiveness of the Funds' internal accounting controls. There is no separate Nominating or Investment Committee. Items pertaining to these Committees are submitted to the full Board.

ITEM 14.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

As of March 24, 2000, the officers and Trustees, individually and as a group, owned beneficially less than 1% of each of Brinson Global Securities Fund, Brinson U.S. Equity Fund, Brinson U.S. Small Capitalization Equity Fund, Brinson High Yield Fund, Brinson Emerging Markets Equity Fund, Brinson Emerging Markets Debt Fund, the Prime Fund, Brinson U.S. Value Equity Fund, Brinson Global (Ex-U.S.) Equity Fund, Brinson Short-Term Fund, Brinson U.S. Short/Intermediate Fixed Income Fund, and Brinson U.S. Large Capitalization Equity Fund.

As of March 24, 2000, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of each of the Funds listed below. (The Funds not listed below either had not commenced operations as of such date, or there was no person who owned of record or beneficially more than 5% of the Fund's outstanding voting shares.)


BRINSON GLOBAL SECURITIES FUND

Name & Address of Beneficial and Record Owners      Percentage
----------------------------------------------      ----------

*    Brinson Trust Company Collective                  50.31%
     Investment Trust for Pension &
     Profit Sharing Trusts - Global Securities Fund
     Chicago, IL

     Town of West Hartford,                            10.54%
     Pension Plan
     West Hartford, CT

     Alabama Power Foundation                           5.90%
     Birmingham, AL

     UBS Cayman Islands Ltd. For UBS                    5.74%
     Brinson Global Frontier Port. Ltd.
     Georgetown, Grand Cayman

     UBS Cayman Islands Ltd. For UBS                    5.25%
     Brinson Global Frontier Port. Ltd.
     Georgetown, Grand Cayman

BRINSON U.S. EQUITY FUND

Name & Address of Beneficial and Record Owners      Percentage
----------------------------------------------      ----------

*    Town of West Hartford                             27.85%
     Pension Plan
     West Hartford, CT

     Mary Hitchcock Memorial Hospital                  14.69%
     Lebanon, NH

BRINSON U.S. EQUITY FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

     Nebraska Methodist Health System, Inc.               6.33%
     Omaha, NE

     Rockdale Health System                               5.45%
     Conyers, GA.

     Florida Health Sciences Center                       5.05%
     Non-Pension
     Atlanta, GA

BRINSON U.S. SMALL CAPITALIZATION EQUITY FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    Brinson Trust Company Collective                    44.87%
     Investment Trust for Pension &
     Profit Sharing Trusts - U.S. Equity Fund
     Chicago, IL

*    Brinson Trust Company Collective                    36.39%
     Investment Trust for Pension &
     Profit Sharing Trusts - Post-Venture Fund
     Chicago, IL

     North Dakota State Investment Board                  5.28%
     Bismark, ND

     UBS Pension Fund                                     5.23%
     Basel, Switzerland

BRINSON HIGH YIELD FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    Brinson Trust Company Collective                    39.44%
     Investment Trust for Pension &
     Profit Sharing Trusts - U.S. High Yield Fund
     Chicago, IL

     Brinson Relationship Funds                          10.07%
     Brinson Global Securities Fund
     Chicago, IL

BRINSON HIGH YIELD FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

     Employees' Retirement System                         6.80%
     Honolulu, HI

     Brinson Trust Company Collective Investment Trust    6.57%
     For Pension & Profit Sharing Trusts - MAP Fund
     Chicago, IL

     Telias Pensionsstiftelse                             5.22%
     Marbackagatan II
     SE 123 86 Farsta, Sweden

BRINSON EMERGING MARKETS EQUITY FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    Brinson Trust Company Collective                    31.95%
     Investment Trust for Pension &
     Profit Sharing Trusts- Brinson Emerging
     Markets Equity Fund
     Chicago, IL

     U.S. West Pension Trust, Brinson Partners           11.98%
     International Equity Account
     Englewood, CO

     Brinson Relationship Funds                           9.50%
     Brinson Global Securities Fund
     Chicago, IL

     Brinson Trust Company Collective                     6.35%
     Investment Trust for Pension & Profit Sharing
     Trusts - MAP Fund
     Chicago, IL

     Wichita Employees Retirement Fund                    5.40%
     Cust. Local Government Retirement Fund
     Wichita, KS

     Royal Trust Corp. of Canada                          5.28%
     London, England

BRINSON EMERGING MARKETS DEBT FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

     Brinson Relationship Funds                          18.63%
     Brinson Global Securities Fund
     Chicago, IL

BRINSON EMERGING MARKETS DEBT FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

     Brinson Trust Company Collective                    13.29%
     Investment Trust For Pension &
     Profit Sharing Trusts - Brinson Emerging
     Markets Bond Fund
     Chicago, IL

     Brinson Trust Company Collective                    12.30%
     Investment Trust For Pension &
     Profit Sharing Trusts - MAP Fund
     Chicago, IL

     State of Wisconsin                                  11.55%
     Investment Board
     Madison, WI

     First Chicago                                        7.28%
     NBD Pension Fixed Income
     Chicago, IL

     San Francisco City and County                        5.82%
     Employees Retirement System
     San Francisco, CA


BRINSON U.S. CASH MANAGEMENT PRIME FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    BTC U.S. Cash Management Prime Fund                 34.44%
     Brinson Partners, Inc.
     Chicago, IL

*    Perot Systems Corporation                           25.51%
     Dallas, TX

BRINSON U.S. CASH MANAGEMENT PRIME FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

     Wilmington Trust as Trustee for The Brinson         22.78%
     Partners Supplemental Incentive
     Compensation Plan
     Wilmington, DE

     Sequenom, Inc.                                       6.69%
     San Diego, CA


BRINSON U.S. VALUE EQUITY FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    BTC U.S. Large Capitalization Value Equity Fund     80.97%
     Brinson Partners, Inc.
     Chicago, IL

BRINSON GLOBAL (EX-U.S.) EQUITY FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    Board of Regents of the                             44.24%
     University of Wisconsin System
     Madison, WI

*    The McConnell Foundation                            26.25%
     Redding, CA

     Mac & Co.                                            8.60%
     Pittsburgh, PA

     Navy Mutual Aid Association                          7.41%
     Arlington, VA

     MGN Opportunity Group LLC                            6.84%
     Reno, NV

     Central Illinois Light Company                       6.66%
     Post Retirement Welfare Benefit Trust
     Pittsburgh, PA

BRINSON SHORT-TERM FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    Washington State University on behalf of             48.12%
     the Washington State University
     Regents/Foundation Consolidated Endowment
     Fund
     Pullman, WA

     Mid Coast Hospital                                   17.02%
     Brunswick, ME

     Illinois Hospital & Healthsystems Association        12.68%
     Naperville, IL

     Mid Coast Hospital                                   11.72%
     Brunswick, ME

BRINSON SHORT-TERM FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

     Lawrence General Hospital                            5.86%
     Lawrence, MA

BRINSON U.S. SHORT/INTERMEDIATE FIXED INCOME FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    United Church of Christ Retirement Community Inc.    99.99%
     d/b/a Havenwood Heritage Heights
     Concord, NH

BRINSON U.S. LARGE CAPITALIZATION EQUITY FUND

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

*    District Board of Trustees of Miami                   81.88%
     Dade Community College
     Miami, FL

     Osteopathic Heritage Foundation                      18.12%
     of Nelsonville
     Columbus, OH

* Person deemed to control the Fund under the provisions of the Investment Company Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Fund.

As of March 24, 2000, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Trust:

Name & Address of Beneficial and Record Owners         Percentage
----------------------------------------------         ----------

**   BTC U.S. Cash Management Prime Fund                 28.05%
     Brinson Partners, Inc.
     Chicago, IL

     Perot Systems Corporation                           20.79%
     Dallas, TX

     Wilmington Trust as Trustee for Brinson             18.56%
     Partners Supplemental Incentive
     Compensation Plan
     Wilmington, DE

     Sequenom, Inc.                                       5.45%
     San Diego, CA

** Any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of the Trust is presumed to control the Trust under the provisions of the Investment Company Act. Note that a controlling person possesses the ability to control the outcome of matters submitted for shareholder vote of the Trust or a particular
Fund.

ITEM 15.  INVESTMENT ADVISORY AND OTHER SERVICES.

INVESTMENT ADVISOR

Brinson Partners, Inc. manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the "Advisory Agreement"). Brinson Partners is an investment management firm managing as of December 31, 1999 U.S. $159 billion, primarily for institutional pension and profit sharing funds. Brinson Partners and its predecessors, have managed investment portfolios since 1974. Brinson Partners also serves as the investment advisor or sub-advisor to several nine other investment companies.

Under the Advisory Agreement, the Advisor is responsible for the management of the investment and reinvestment of the assets of each Fund, subject to the control of the Trust's officers and Board. The Advisor receives no fees from the Funds or the Trust for providing investment advisory services and the Advisor is responsible for paying the Advisor's own expenses.

The Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) and that it may be terminated by the Trust (by the Board or vote of a majority of the outstanding voting shares of the Trust) or the Advisor upon 60 days' written notice, without payment of any penalty. The Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

ADMINISTRATIVE, ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN SERVICES

The Trust, on behalf of each Fund, has entered into a Multiple Services Agreement (the "Services Agreement") with The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017 ("Chase" or the "Administrator"), pursuant to which Chase is required to provide general administrative, accounting, portfolio valuation, transfer agency and custodian services to each Fund, including the coordination and monitoring of any third party service providers.

Chase provides custodian services for the securities, cash and other assets of each Fund. The custody fee schedule is based primarily on the net amount of assets held during the period for which payment is being made.

As authorized under the Services Agreement, Chase has entered into a Mutual Funds Service Agreement (the "CGFSC Agreement") with Chase Global Funds Services Company ("CGFSC"), a corporate affiliate of Chase, under which CGFSC provides administrative, accounting, portfolio valuation, and transfer agency services to each Fund. CGFSC's business address is 73 Tremont Street, Boston, Massachusetts 02108-3913. Subject to the supervision of the Board of the Trust, Chase supervises and monitors such services provided by CGFSC.

Pursuant to the CGFSC Agreement, CGFSC provides:

     (1) administrative services, including providing the necessary office space, equipment and personnel to perform administrative and clerical services; preparing, filing and distributing proxy materials, periodic reports to Investors, registration statements and other documents; and responding to Investor inquiries;

     (2) accounting and portfolio valuation services, including the daily calculation of each Fund's net asset value and the preparation of certain financial statements; and

     (3) transfer agency services, including the maintenance of each Investor's account records, responding to Investors' inquiries concerning accounts, processing purchases and redemptions of each Fund's shares, acting as dividend and distribution disbursing agent and performing other service functions.

For its administrative, accounting, portfolio valuation, transfer agency and custodian services, Chase receives the following as compensation from the Trust on an annual basis: 0.0025% of the average weekly U.S. net assets of the Trust; 0.0525% of the average weekly non-U.S. net assets of the Trust; 0.3250% of the average weekly emerging markets net equity assets of the Trust; and 0.019% of the average weekly emerging markets debt net assets of the Trust. Chase receives an additional fee of 0.075% of the average weekly net assets of the Trust for administrative duties, the latter subject to the expense limitation applicable to the Trust. No fee (asset based or otherwise) is charged on any investments made by any Fund into any other fund sponsored or managed by the Advisor and assets of a Fund that are invested in another investment company or series thereof sponsored or managed by the Advisor will not be counted in determining the 0.075% administrative duties fee or the applicability of the expense limitation on such fee. The foregoing fees include all out-of-pocket expenses or transaction charges incurred by Chase and any third party service provider in providing such services. Pursuant to the CGFSC Agreement, Chase pays CGFSC for the services CGFSC provides to Chase in fulfilling its obligations under the Services Agreement.

 Until October 1, 1998, Morgan Stanley Trust Company ("MSTC"), One Pierrepont Plaza, Brooklyn, New York 11201, served as administrator of the Funds. Effective October 1, 1998, MSTC was acquired by Chase and Chase assumed all of MSTC's rights and obligations under the Services Agreement. Aggregate fees paid to MSTC, the predecessor to Chase, for the periods May 10, 1997 through December 31, 1997 and January 1, 1998 through September 30, 1998 and to Chase for the period October 1 through December 31, 1998 for administration, accounting, portfolio valuation and transfer agency services under the Services Agreement were as follows:

                                                   Period            January 1, 1998        October 1, 1998     January 1, 1998
                                               May 10, 1997 to            through               through             through
Fund                                          December 31, 1997     September 30, 1998     December 31, 1998   December 31, 1998
----                                          -----------------     ------------------     -----------------   -----------------
Brinson Global Securities Fund                    $123,927               $151,012               $ 60,738           $280,498

Brinson U.S. Small Capitalization                 $      0               $      0               $      0           $      0
Equity Fund

Brinson High Yield Fund                           $      0               $      0               $      0           $      0

Brinson Emerging Markets Equity                   $160,098               $250,374               $ 71,985           $249,233
Fund

Brinson Emerging Markets Debt                     $109,050               $251,748               $ 78,163           $314,108
Fund

Brinson U.S. Equity Fund                          $      0               $      0               $      0           $      0

Brinson U.S. Cash Management                      $      0               $      0               $      0           $      0
Prime Fund

Brinson U.S. Value Equity Fund                    $      0               $      0               $      0           $      0

Brinson Global (Ex-U.S.) Equity                   $      0               $      0               $      0           $      0
Fund

Brinson U.S. Short/Intermediate                   $      0               $      0               $      0           $      0
Fixed Income Fund

Brinson Short-Term Fund                           $      0               $      0               $      0           $      0

Brinson U.S. Large Capitalization                 $      0               $      0               $      0           $      0
Equity Fund

Total                                             $393,075               $653,134               $210,886           $843,839


Until May 9, 1997, FPS Services, Inc. served as administrator of the following Funds and provided the administration, fund accounting and portfolio valuation and transfer agency services described above.

INDEPENDENT AUDITORS

Ernst & Young LLP, Sears Tower, 223 South Wacker Drive, Chicago, Illinois, is the independent accounting and auditing firm which services the Trust.

EXPENSES

Each Fund will be responsible for all of its own expenses other than those borne by the Advisor pursuant to the Advisory Agreement and organizational expenses. Such expenses may include, but are not limited to, legal expenses, audit fees, printing costs (e.g., cost of printing annual reports and semi-annual reports which are distributed to existing Investors), brokerage commissions, fees and expenses of the Administrator and the expenses of obtaining quotations of portfolio securities and of pricing the Fund's shares. General expenses which are not associated directly with any particular series of the Trust (e.g., insurance premiums, Trustees' fees, expenses of maintaining the Trust's legal existence and of Investors' meetings and fees and expenses of industry organizations) are allocated among the various Funds of the Trust based upon their relative net assets.

The Advisor has agreed to pay the amount, if any, by which the total operating expenses of a Fund for any fiscal year exceed the percentages shown below for each Fund's average net assets. The Advisor, however, may discontinue this expense limitation at any time in its sole discretion.


                                                                  Limitation on Total Operating
                                                                  Expenses as a Percentage of
Fund                                                                   Average Net Assets
----                                                                   ------------------
Brinson Global Securities Fund                                               0.05%

Brinson U.S. Small Capitalization Equity Fund                                0.00%

Brinson High Yield Fund                                                      0.00%

Brinson Defensive High Yield Fund                                            0.01%

Brinson Emerging Markets Equity Fund                                         0.50%

Brinson Emerging Markets Debt Fund                                           0.50%

Brinson U.S. Equity Fund                                                     0.01%

Brinson U.S. Cash Management Prime Fund                                      0.01%

Brinson U.S. Value Equity Fund                                               0.01%

Brinson Global (Ex-U.S.) Equity Fund                                         0.06%

Brinson U.S. Short/Intermediate Fixed Income Fund                            0.01%

Brinson Limited Duration Fund                                                0.01%

Brinson U.S. Treasury Inflation Protected Securities Fund                    0.01%

Brinson Short-Term Fund                                                      0.05%

Brinson Global Bond Fund                                                     0.05%

Brinson U.S. Large Capitalization Equity Fund                                0.01%

Brinson U.S. Intermediate Capitalization Equity Fund                         0.01%

Brinson Bond Plus Fund                                                       0.05%

Brinson U.S. Bond Fund                                                       0.01%

OTHER SERVICES

The Administrator also serves as the Funds' transfer agent (in such capacity, the "Transfer Agent"), accounting/pricing agent, and dividend and distribution disbursing agent pursuant to the Services Agreement. Until May 9, 1997, Bankers Trust Company, One Bankers Trust Plaza, New York, New

York 10006-1107, was the custodian for the securities, cash and other assets of the Funds that had commenced operations prior to such date pursuant to a Custodian Agreement with the Trust. From May 10, 1997 until September 30, 1998, MSTC served as the custodian of the Trust pursuant to the Services Agreement. Effective October 1, 1998, Chase became the custodian of the Trust pursuant to the Services Agreement as a result of the merger of MSTC into Chase.

CODE OF ETHICS

The Trust and the Advisor have each adopted a Code of Ethics. Each Code of Ethics establishes standards by which certain access persons must abide when engaging in personal securities trading conduct.

Under each Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: (1) investing in companies in which the Funds invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; (2) making or maintaining an investment in any corporation or business with which the Funds have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; (3) participating in an initial public offering; (4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Fund; (5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; (6) entering into a net short position with respect to any security held by a Fund; (7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation and (8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Trust or the Investors.

In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons of the Trust and the Advisor are required to file the following reports: 1) an initial holdings report disclosing all securities owned by the access persons and any securities accounts maintained by the access persons, which must be filed within ten days of becoming an access person, and then annually thereafter; and 2) quarterly reports of security investment transactions and new securities accounts. Trustees or officers who are not "interested persons" of the Trust, as defined in the Investment Company Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Fund, or was being considered for purchase or sale by a Fund.

Copies of both the Trust's and the Advisor's Code of Ethics have been filed with and are available through the Commission.


ITEM 16.  BROKERAGE ALLOCATION AND OTHER PRACTICES.

The Advisor is responsible for decisions to buy and sell securities for each Fund and for the placement of portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Funds invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. The Advisor is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Funds. Under the Advisory Agreement, the Advisor is authorized to utilize the trading desk of its foreign subsidiaries to direct foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for a Fund.

The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, the Advisor considers the broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one broker-dealer is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Funds or to the Advisor. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy or the performance of accounts. This allows the Advisor to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. The Advisor is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Funds by supplementing the Advisor's research.

The following table depicts brokerage commissions paid by the Funds.

                             Brokerage Commissions
               Fiscal Years Ended December 31, 1999, 1998 and 1997

                   Fund                        1999        1998        1997
                   ----                        ----        ----        ----
Brinson Global Securities Fund
(commenced operations April 28, 1995)       $1,766,763  $1,311,347  $1,485,767

Brinson U.S. Small
Capitalization Equity Fund
(commenced operations April 28, 1995)       $2,031,573  $  928,532  $  752,226

Brinson Emerging Markets Equity Fund
(commenced operations April 28, 1995)       $2,968,862  $3,592,872  $3,095,413

Brinson U.S. Equity Fund
(commenced operations August 29, 1997)      $  274,376  $  149,303  $   33,074

Brinson U.S. Value Equity Fund
(commenced operations June 25, 1998         $  275,288  $  209,438         N/A

Brinson Global (Ex-U.S.) Equity Fund
(commenced operations June 26, 1998)        $  326,385   $ 122,468         N/A

Brinson U.S. Large Capitalization
Equity Fund
(commenced operations April 30, 1999)       $   15,382         N/A         N/A

Total                                       $7,658,629  $6,313,960  $5,366,480


For the fiscal year ended December 31, 1999, the Global Securities Fund and the U.S. Equity Fund paid brokerage commissions to Warburg Dillon Read, an affiliated broker-dealer, as follows:

                               Aggregate
                           Dollar Amount Of     % Of Aggregate      % Of Aggregate Dollar
                           Commissions Paid       Commissions           Amount Paid To
Series                        To Warburg        Paid To Warburg            Warburg
------                        ----------        ---------------            -------
Global Securities Fund         $ 6,978               0.39%                  0.21%
U.S. Equity Fund               $44,617              16.26%                  9.78%

For the fiscal years ended December 31, 1997 and December 31, 1998, none of the Funds paid any brokerage commissions to an affiliated broker-dealer.

Brinson Partners directs portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through whom the Funds direct their securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Funds. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of such accounts (including the Funds). Brinson Partners will attempt to equitably allocate portfolio transactions among the Funds and others whenever concurrent decisions are made to purchase or sell securities by the Funds and other accounts. In making such allocations between the Funds and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Funds and others. In some cases, this procedure could have an adverse effect on the Funds. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of its clients.

PORTFOLIO TURNOVER


The Funds are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Investment Company Act, when changes in circumstances or conditions make such turnover desirable in light of each Fund's investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving the Funds' investment objectives.


While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Advisor, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The rate of portfolio turnover for a Fund is calculated by dividing:
(a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Fund during the particular fiscal year. Such monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13. Although the portfolio turnover rates for each Fund may vary greatly from year to year, the Funds expect that, under normal circumstances, the portfolio turnover rate will not exceed 250% with respect to Brinson Global Securities Fund, Brinson Global Bond Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund, Brinson U.S. Value Equity Fund, Brinson U.S. Bond Fund, Brinson Bond Plus Fund and Brinson U.S. Short/Intermediate Fixed Income Fund, 150% with respect to Brinson U.S. Treasury Inflation Protected Securities Fund and 100% with respect to all other Funds. It is expected that, under normal circumstances, the portfolio turnover rate of Brinson Limited Duration Fund and Brinson Defensive High Yield Fund may exceed 100%. High portfolio turnover rates will increase aggregate brokerage commission expenses which must be borne directly by a Fund and ultimately by that Fund's Investors and the incidence of short-term capital gains (which are taxable to Investors at the same rate as ordinary income).

ITEM 17.  CAPITAL STOCK AND OTHER SECURITIES.


The Trust was organized as a Delaware business trust on August 16, 1994. The Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest with no par value. The Board has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series. Currently, the Trust is offering shares of nineteen series: Brinson Global Securities Fund, Brinson Global Bond Fund, Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S.

Intermediate Capitalization Equity Fund, Brinson U.S. Value Equity Fund (formerly known as the Brinson U.S. Large Capitalization Value Equity Fund), Brinson U.S. Small Capitalization Equity Fund (formerly known as the Brinson Post-Venture Fund), Brinson Global (Ex-U.S) Equity Fund (formerly known as the Brinson Non-U.S. Equity Fund), Brinson Emerging Markets Equity Fund, Brinson Bond Plus Fund, Brinson U.S. Bond Fund, Brinson U.S. Short/Intermediate Fixed Income Fund, Brinson Limited Duration Fund, Brinson Short-Term Fund, Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson U.S. Cash Management Prime Fund, Brinson High Yield Fund, Brinson Defensive High Yield Fund and Brinson Emerging Markets Debt Fund.

The shares of the Trust, when issued, will be fully paid and non-assessable, and within each series, have no preference as to conversion, exchange, dividends, retirement or other features. Any shares the issuance of which the Board may, from time to time, authorize, shall have no preemptive rights. The shares are not transferable except to the Trust.

Pursuant to the Investment Company Act, a control person possesses the ability to control the outcome of matters submitted for shareholder vote.


VOTING RIGHTS AND INVESTOR MEETINGS. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the Board can elect 100% of the Trustees if they choose to do so. An Investor is entitled to vote based on the ratio the shares of such Investor bear to the shares of all Investors entitled to vote. On any matter submitted to a vote of Investors, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote by individual series except that, if required by the Investment Company Act, the shares shall be voted in the aggregate. If the Board determines that a matter to be voted on does not affect the interests of all series, only the Investors of the affected series shall be entitled to vote on the matter. The Declaration of Trust gives Investors certain voting powers only with respect to: (i) the election and removal of Trustees; (ii) a termination of the Trust; (iii) amendments reducing payments upon liquidation or diminishing voting rights; (iv) mergers, consolidations or sales of assets; (v) the incorporation of the Trust;
(vi) additional matters relating to the Trust as required by the Investment Company Act; and (vii) such other matters as the Board considers necessary or desirable.


The Trust does not presently intend to hold annual or special meetings of Investors except when required to elect members of the Board, or with respect to additional matters relating to the Trust, as required under the Investment Company Act. Pursuant to the Declaration of Trust, Investor meetings will also be called upon request of Investors holding in the aggregate 10% or more of the outstanding shares. Subject to certain conditions, Investors may apply to the Trust to communicate with other Investors to request an Investor meeting.

As with any mutual fund, certain Investors of the Funds could control the results of voting in certain instances. For example, a vote by certain Investors holding a majority of shares in a Fund to change the Fund's investment objective could result in an Investor's withdrawal of its investment in the Fund, and in increased costs and expenses for the remaining Investors. Additionally, the failure by certain Investors to approve a change in their investment objectives and policies parallel to a change that has been approved for the Fund (thus requiring such Investors to redeem their shares of the Fund) could lead to a number of adverse consequences, such as the inability of such Investors to find another investment company in which to invest their assets or an equivalent investment advisor to manage the assets.

Certain Investors in the Funds may be unregistered investment companies, which invest in the Funds pursuant to exemptions under the federal securities laws. In order to take advantage of such exemptions, it may be necessary for such funds to provide for pass-through voting for their investors on matters submitted to a vote of Fund or Trust shareholders, or to provide for echo voting. Echo voting refers to the investing fund's determination to vote its shares in the Fund or Trust in the same percentage as all other shareholders of the Fund or Trust vote their shares. Shareholders availing themselves of this exemption should contact the Trust.

ITEM 18.  PURCHASE, REDEMPTION AND PRICING OF SHARES.

PURCHASES

Beneficial interests in the Funds are issued solely in private placement transactions that do not involve a "public offering" within the meaning of
Section 4(2) of the Securities Act. Investments in a Fund may only be made by common or commingled trust funds, investment companies, registered broker-dealers, investment banks, commercial banks, corporations, group trusts or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the Securities Act. See "Purchase of Securities Being Offered" in each Fund's Part A.

NET ASSET VALUE. The net asset value per share is calculated separately for each Fund. The net asset value per share of a Fund is computed by dividing the value of the assets of the Fund, less its liabilities, by the number of shares of the Fund outstanding.

Presented below is the computation of the net asset value/offering price per shares as of December 31, 1999 for each Fund that had commenced operations as of December 31, 1999, using the following formula: Total Assets - Total Liabilities/Outstanding Shares = Net Asset Value/Offering Price.

Brinson Global Securities Fund
$1,591,752,768 - $280,151,771/77,945,681 shares = $16.8271 (NAV/offering price)

Brinson U.S. Small Capitalization Equity Fund
$565,061,027 - $436,226/28,971,208 shares = $19.4892 (NAV/offering price)

Brinson High Yield Fund
$304,850,093 - $39,054/22,142,460 shares = $13.7659 (NAV/offering price)

Brinson Emerging Markets Equity Fund
$488,952,285 - $618,952/42,083,664 shares = $11.6039 (NAV/offering price)

Brinson Emerging Markets Debt Fund
$450,171,943 - $1,956,802/19,406,828 shares = $23.0957 (NAV/offering price)

Brinson U.S. Equity Fund
$204,836,232 - $11,060/17,189,281 shares = $11.9159 (NAV/offering price)

Brinson U.S. Cash Management Prime Fund
$524,776,275 - $990,424/523,785,851 shares = $1.000 (NAV/offering price)

Brinson U.S. Value Equity Fund
$99,515,765 - $9,989/9,517,568 shares = $10.4550 (NAV/offering price)

Brinson Global (Ex-U.S.) Equity Fund
$119,128,860 - $31,602/9,527,148 shares = $12.5008 (NAV/offering price)

Brinson U.S. Short/Intermediate Fixed Income Fund
$2,006,770 - $11,308/191,686 shares = $10.4100 (NAV/offering price)

Brinson Short-Term Fund
$4,781,975 - $7,026/452,359 shares = $10.5557 (NAV/offering price)

Brinson U.S. Large Capitalization Equity Fund
$877,510 - $15,889/105,123 shares = $8.1963 (NAV/offering price)

Investors in Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are subject to a transaction charge equal to 1.50% and 0.50%, respectively, of the Fund's offering price on Fund share purchases.

Fund securities are valued and net asset value per share is determined for all Funds with the exception of the Prime Fund, as of the close of regular trading on the New York Stock Exchange ("NYSE"), which generally is 4:00 p.m. (Eastern time), on each day the NYSE is open for trading. Fund securities are valued and net asset value per share is determined for the Prime Fund as of two hours prior to the close of the NYSE, which generally is 2:00 p.m. (Eastern time), on each day the NYSE is open for trading. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day (day observed), Independence Day, Labor Day, Thanksgiving and Christmas and on the preceding Friday or subsequent Monday when any of these holidays falls on a Saturday or Sunday, respectively.

Fund securities listed on a national or foreign securities exchange and over-the-counter securities carried as NASDAQ National Market system issues are valued on the basis of the last sale prior to the time net asset value is determined on the date the valuation is made. Other portfolio securities which are traded in the over-the-counter market are valued at the last available bid price prior to the time net asset value is determined. Valuations of fixed income and equity securities may be obtained from a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board. Securities traded on securities exchanges are valued at the last sale price or, if there has been no sale that day, at the last reported bid price, using prices as of the close of trading on their respective exchanges. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Futures contracts and options thereon are valued at their daily quoted settlement price. Forward foreign currency contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded; the Fund realizes a gain or loss upon settlement of the contracts. Each Fund's obligations under a swap agreement will be accrued daily (offset by any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the Fund's segregation of cash or liquid securities in accordance with Commission positions. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Board.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. Events affecting the values of such foreign securities may occasionally occur, however, between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Fund. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board.

Where a foreign securities market remains open at the time that the Funds value their portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Funds may be used.

The Prime Fund utilizes the amortized cost valuation method of valuing portfolio instruments. Under the amortized cost method, assets are valued by constantly amortizing over the remaining life of an instrument the difference between the principal amount due at maturity and the cost of the instrument to the Fund. In order to value its investments at amortized cost, the Fund purchases only securities with a maturity of 397 calendar days or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Fund limits portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act.

The Advisor will determine at least weekly the extent of any deviation of the net asset value, as determined on the basis of the amortized cost method, from net asset value as it would be determined on the basis of available market quotations. If a deviation of 1/2 of 1% or more occurs between the Prime Fund's net asset value per share calculated by reference to market-based values and the Fund's $1.00 per share net asset value, or if there is any other deviation which may result in material dilution or other unfair results to Investors, the Board will take such actions as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, such dilution or unfair results. These actions may include redeeming shares in kind, selling portfolio instruments prior to their maturity to realize capital gains or losses, adjusting or withholding distributions, utilizing available market quotations to determine net asset value per share or adjusting the number of shares through a capital contribution.

Redemptions

Under normal circumstances, Investors may redeem their shares at any time without a fee except as noted below. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request in good order. Redemption requests for the Brinson Emerging Markets Equity Fund are paid at net asset value less a transaction charge equal to 1.50% of the net asset value of the redeemed shares. Except for the Prime Fund, redemption requests received prior to the close of regular trading hours (generally 4:00 p.m. Eastern time) on the NYSE will be executed at the net asset value computed on the date of receipt. Redemption requests received after the close of regular trading hours will be executed at the next determined net asset value. For the Prime Fund, redemption requests received two hours prior to the close of regular trading hours (generally 2:00 p.m. Eastern time) will be executed at the net asset value computed on the date of receipt. Redemption requests received after 2:00 p.m. will be executed at the next determined net asset value. The redemption price may be more or less than the Investor's cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is regularly made by check or wire within seven calendar days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond seven calendar days in certain circumstances, as disclosed in the Funds' Parts A. The Trust has also reserved the right, subject to certain restrictions, to redeem its shares "in kind" rather than in cash. See "Redemption or Repurchase of Shares" in the Funds' Parts A.

ITEM 19.  TAX STATUS.

GENERAL

The following discussion summarizes certain anticipated material U.S. federal income tax consequences of investing in the Funds. The discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed Treasury Regulations thereunder, Internal Revenue Service ("IRS") positions and court decisions in effect as of the date of this Part B. All the authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This summary does not address all tax considerations that may be relevant to prospective Investors or to certain types of Investors subject to special treatment under the U.S. federal income tax laws. The discussion does not constitute legal or tax advice. Furthermore the tax consequences of investing in the Funds may vary depending on the particular Investor's status. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF INVESTING IN THE FUNDS.

CLASSIFICATION OF THE FUNDS

Each Fund is intended to be treated as a separate partnership for federal income tax purposes rather than as an association taxable as a corporation. The Funds will not be "regulated investment companies" for federal income tax purposes. Each Fund intends to monitor the number of its Investors so as not to be treated as a "publicly traded partnership" under certain safe harbors provided in Treasury Regulations.

TAXATION OF PARTNERSHIP OPERATIONS GENERALLY

As partnerships, the Funds will not be subject to U.S. federal income tax. Instead, each Investor in a Fund will be required to report separately on its own income tax return its distributive share of items of such Fund's income, gain, losses, deductions and credits. Each Investor will be required to report its distributive share of such items regardless of whether it has received or will receive corresponding distributions of cash or property from a Fund. In general, cash distributions by a Fund to an Investor will represent a non-taxable return of capital up to the amount of such Investor's adjusted tax basis in its Fund shares.

INVESTMENT IN COMPLEX SECURITIES

The Funds may invest in complex securities. Such investments may be subject to numerous special and complicated tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain and/or accelerate the recognition of income to a Fund or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount timing or character of the income, gain or loss which makes up the distributive share allocable to Investors.

CALCULATION OF INVESTOR'S "ADJUSTED BASIS" AND AT "RISK BASIS"

Each Investor's adjusted basis in its share in a Fund will equal its purchase price thereof, increased by the amount of its share of items of income and gain of the Fund and reduced, but not below zero, by: (a) the amount of its share of Fund deductions and losses; (b) expenditures which are neither properly deductible nor properly chargeable to its capital account; and (c) the amount of any distributions received by such Investor.

CURRENT DISTRIBUTIONS BY THE FUNDS; REDEMPTIONS

Current Distributions.  A current cash distribution by a Fund with respect to
---------------------
shares held by an Investor will result in gain to the distributee Investor only to the extent that the amount of cash distributed exceeds the Investor's adjusted basis in its Fund shares owned. A current distribution will reduce the distributee Investor's adjusted basis in its Fund shares, but not below zero. Gain recognized as a result of such distributions will be considered as gain from the sale or exchange of such Investor's shares in the Fund. Loss will not be recognized by an Investor as a result of a current distribution by the Fund.

Liquidation of an Investor's Entire Interest in a Fund.  Generally, a
------------------------------------------------------
distribution or series of distributions by a Fund to an Investor that results in termination of its entire interest in such Fund will result in gain to the distributee Investor only to the extent that money, if any, distributed exceeds the Investor's adjusted basis in its Fund shares. When only money and unrealized receivables are distributed, loss will be recognized to the extent that the Investor's adjusted basis in its Fund shares exceeds the amount of cash distributed and the basis to the Investor of any unrealized receivables distributed. Any gain or loss recognized as a result of such distributions will be considered as gain or loss from the sale or exchange of the distributee Investor's Fund shares and generally will be capital gain or loss.

TAX TREATMENT OF CAPITAL GAINS AND LOSSES

Amounts realized from the sale or exchange of assets of a Fund will generally be treated as amounts realized from the sale or exchange of capital assets. A net capital loss allocated to an Investor may be used to offset other capital gains. For corporate investors, present law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. However, for Investors other than corporations, net capital gains from assets held for more than one year are taxed at a maximum rate of 20%. Short-term capital gains are taxed at a maximum marginal rate of 39.6%. For a taxpayer other than a corporation, a capital loss also may be used to offset ordinary income up to $3,000 per year. In general, for taxpayers other than corporations, the unused portion of such loss may be carried forward indefinitely, by not carried back.

TAX-EXEMPT INVESTORS

The Code imposes a tax on the "unrelated business taxable income" ("UBTI") of certain tax-exempt organizations. Income from certain types of investments made by the Funds which is allocated to tax-exempt Investors may be treated as UBTI subject to tax. In addition, if and to the extent that a Fund borrows in connection with the acquisition of any property, income from such debt-financed property will be subject to the tax on UBTI. While it is anticipated that the Advisor generally will attempt to make investments in a manner which does not give rise to the tax imposed on UBTI, the Advisor may make investments in assets the income from which gives rise to UBTI or may borrow in connection with the acquisition of property if the Advisor believes that the returns on such investments justify incurring or the risk of incurring UBTI. The Funds anticipate that they will distribute annually to each such tax-exempt Investor after the end of the Funds' fiscal year, the information necessary for that

Investor to determine the portion of its distributive share of each item of income, gain and deduction that is to be taken into account in the determination of UBTI.

FOREIGN INCOME TAXES

The Funds may pay or accrue foreign income taxes in connection with trading. Such amounts will be deemed to be received by Investors and paid to the foreign government. An Investor may (subject to certain limitations) elect each taxable year to treat its share of these foreign income taxes as a credit against its U.S. income tax liability or to deduct such amount from its U.S. taxable income. However, an Investor's ability to obtain a credit for such taxes depends on the particular circumstances applicable to that Investor, and it is possible that an Investor may get little or no foreign tax credit benefit with respect to its share of foreign taxes paid or accrued by the Funds.

NON-U.S. INVESTORS

Non-U.S. Investors in a Fund will generally be subject to a 30% withholding tax (unless reduced by an applicable treaty) on their distributive share of U.S. source dividends and other fixed and determinable income that is not effectively connected with the conduct of a U.S. trade or business. Capital gains and certain "portfolio" interest are not subject to U.S. withholding tax. Non-U.S. Investors that are individuals may also be subject to U.S. estate taxes as a result of an investment in a Fund.

STATE AND LOCAL TAXATION

An Investor's distributive share of a Fund's taxable income or loss generally will have to be taken into account in determining the Investor's state and local income tax liability, if any, applicable in the jurisdiction in which such Investor is a resident. In addition, a state or other taxing jurisdiction in which an Investor is not a resident, but in which the Investor may be deemed to be engaged in business may impose a tax on that Investor with respect to its share of Fund income derived from that state or other taxing jurisdiction.

The Funds themselves may also be subject to state and/or local tax on some or all of their net income, depending on the nature and extent of a Fund's activities in the particular state or locality. Any such tax imposed on the Funds will be an expense paid out of the Funds' income and allocated among the Investors in accordance with the Trust Agreement.

Prospective Investors should consult their own tax advisors concerning the state and local tax consequences of investing in a Fund.

THE FOREGOING ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL INCOME TAX PLANNING. PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE EFFECTS OF THIS INVESTMENT ON THEIR OWN TAX SITUATIONS.

ITEM 20.  UNDERWRITERS.

Not applicable.

ITEM 21.  CALCULATION OF PERFORMANCE DATA.

TOTAL RETURN. Current yield and total return quotations used by the Funds are based on standardized methods of computing performance mandated by Commission rules and Form N-1A under the Investment Company Act. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the Commission formula:


      P(1+T)/n/=ERV

where:
      P   = a hypothetical initial payment of $1,000
      T   = average annual total return
      n   = number of years
      ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


      Based on the foregoing calculations, the average annual total return for the one year period ended December 31, 1999, the three year period ended December 31, 1999 and for the period from inception through December 31, 1999 are as follows:

                                                                                       Average
                                                                                       Annual
Fund                                                  One Year        Three Years      Since Inception
----                                                  --------        -----------      ---------------
Brinson Global Securities Fund                         1.99%            24.84%            11.78%
(commenced operations April 28, 1995)

Brinson U.S. Small Capitalization Equity Fund          2.92%            27.79%            15.35%
(commenced operations April 28, 1995)

Brinson High Yield Fund                                4.50%            11.76%             7.08%
(commenced operations April 28, 1995)

Brinson Emerging Markets Equity Fund                  65.76%            13.92%             3.36%
(commenced operations June 30, 1995)

Brinson Emerging Markets Debt Fund                    31.75%            36.81%            20.41%
(commenced operations June 30, 1995)

Brinson U.S. Equity Fund                              (3.18)%              N/A             7.80%
(commenced operations August 29, 1997)

Brinson U.S. Value Equity Fund                        (0.27)%              N/A             2.27%
(commenced operations June 25, 1998)

Brinson Global (Ex-U.S.) Equity Fund                  21.10%               N/A            15.52%
(commenced operations June 26, 1998)

Brinson U.S. Short/Intermediate Fixed         4.08%        N/A        4.10%*
 Income Fund
(commenced operations December 14, 1998)

Brinson Short-Term Fund                       5.56%        N/A        5.56%*
(commenced operations December 31, 1998)

Brinson U.S. Large Capitalization Equity      N/A          N/A      (18.04)%*
 Fund
(commenced operations April 30, 1999)

* This figure represents cumulative total return since inception.

YIELD. As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day (or one-month) base periods. According to the Commission formula:

          YIELD = 2[(a - b + 1)/6/- 1]
                     -----
                      cd

where:
      a   =    dividends and interest earned during the period.
      b   =    expenses accrued for the period (net of reimbursements).
      c   =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d   =    the maximum offering price per share on the last day of the period.


The yield of the Funds may be calculated by dividing the net investment income per share earned by the particular Fund during a 30-day (or one-month) period by the net asset value per share on the last day of the period and annualizing the result on a semiannual basis. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

YIELD OF THE PRIME FUND. The yield of the Prime Fund for a seven-day period (the "base period") will be computed by determining the net change in value (calculated as set forth below) of a hypothetical account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7 with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of a hypothetical account will include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, but will not include realized gains or losses or unrealized appreciation or depreciation on portfolio investments. The current yield of the Prime Fund for the 7-day period ended December 31, 1999 was 5.99%.

Yield may also be calculated on a compound basis (the "effective yield"), which assumes that net income is reinvested in shares of the Prime Fund at the same rate as net income is earned for the base period. The effective yield of the Prime Fund for the 7-day period ended December 31, 1999 was 6.17%.

The yield and effective yield of the Prime Fund will vary in response to fluctuations in interest rates and in the expenses of the Fund. Actual yields will also depend on such variables as investment quality, average maturity, the type of instruments the Prime Fund invests in and other factors. For comparative purposes, the current and effective yields should be compared to current and effective yields offered by competing financial instruments for the same base period and calculated by the methods described above. Yields of other investment vehicles may not be comparable because of the factors set forth above, differences in the time periods computed, and differences in the methods used in valuing portfolio instruments, computing net asset values and calculating yields.

ITEM 22.  FINANCIAL STATEMENTS.


The Financial Statements and the Report of Independent Auditors thereon contained in the Funds' Annual Report dated December 31, 1999 are incorporated herein by reference.

                                                                      APPENDIX A

                             INVESTMENT PRACTICES

Set forth below is a discussion of various hedging and fixed income strategies that may be pursued by the Advisor on behalf of some or all of the Funds. The discussion herein is general in nature and describes hedging and fixed income strategies of the Funds in both U.S. and non-U.S. markets; certain of the Funds limit their investments to the United States. Not all Funds engage in some or all of the strategies discussed in this Appendix and the discussion below should therefore be read in conjunction with the applicable Parts A. The Funds will not be obligated to pursue any of these investment strategies and make no representation as to the availability of these techniques at this time or at any time in the future.

Certain Funds may buy and sell put and call options traded on U.S. or foreign exchanges or over-the-counter and may attempt to manage the overall risk of the portfolio investments through hedging strategies. The Funds may engage in certain options strategies involving securities, stock and fixed income indexes, futures and currencies and may enter into forward currency contracts in order to attempt to enhance income or to hedge the Funds' investments. The Funds also may use futures contracts, and forward currency contracts, and use options and futures contracts for hedging purposes or in other circumstances permitted by the Commodity Futures Trading Commission ("CFTC"). The foregoing instruments are sometimes referred to collectively as "Hedging Instruments" and certain special characteristics of and risks associated with using Hedging Instruments are discussed below. Hedging Instruments may also be used in an attempt to manage the Funds' average duration, foreign currency exposure and other risks of investment which can affect fluctuations in the Funds' net asset values.

In addition to the investment limitations of the Funds described herein, use of these instruments may be subject to applicable regulations of the Commission, the several options and futures exchanges upon which options and futures contracts are traded, and other regulatory authorities. In addition to the products, strategies and risks described herein, the Advisor may become aware of additional opportunities in connection with options, futures contracts, forward currency contracts and other hedging techniques. The Advisor may utilize these opportunities to the extent that they are consistent with the Funds' investment objectives and permitted by the Funds' investment limitations and applicable regulatory authorities.

Options and futures can be volatile investments and may not perform as expected. If the Advisor applies a hedge at an appropriate time or price trends are judged incorrectly, options, futures and similar strategies may lower the Fund's return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Fund in the event of default by the other party to the contract. The Fund could also experience losses if the prices of its options or futures positions are poorly correlated with its other investments, or if it cannot close out its positions because of an illiquid secondary market. The loss from investing in futures transactions is potentially unlimited.

COVER FOR OPTIONS AND FUTURES STRATEGIES. The Funds generally will not use leverage in their options and futures strategies. In the case of a transaction entered into as a hedge, the Funds will hold securities, currencies or other options or futures positions whose values are expected to offset ("cover") obligations under the transaction. A Fund will not enter into an option or a futures strategy that exposes the Fund to an obligation to another party unless it owns (1) an offsetting ("covered") position in securities, currencies or other options or futures contracts or (2) cash or other liquid assets with a value sufficient at all times to cover its potential obligations. The Funds will comply with guidelines established by the Commission with respect to coverage of option and futures strategies by mutual funds and, if such guidelines so require, will segregate cash or other liquid assets in the amount prescribed. Securities, currencies or other options or futures positions used for cover and segregated securities cannot be sold or closed out while the option or futures strategy is outstanding, unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Funds' assets could impede fund management or the Funds' ability to meet current obligations.


OPTION INCOME AND HEDGING STRATEGIES. The Funds (other than the Prime Fund) may purchase and write (sell) options traded on a U.S. or, where applicable, foreign exchange or over-the-counter.

These Funds may purchase call options on securities that the Advisor intends to include in the Funds' portfolio in order to fix the cost of a future purchase.
A call option enables the purchaser, in return for the premium paid, to purchase securities from the writer of the option at an agreed price at any time during a period ending on an agreed date. A call option enables a purchaser to hedge against an increase in the price of securities it ultimately wishes to buy or to take advantage of a rise in a particular index. Call options also may be purchased as a means of enhancing returns by, for example, participating in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Funds' potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid.

The Funds may purchase put options on securities in order to attempt to hedge against a decline in the market value of securities held in their portfolios or to enhance return. A put option would enable the Funds to sell the underlying security at a predetermined exercise price; thus the potential for loss to the Funds below the exercise price would be limited to the option premium paid. If the market price of the underlying security were higher than the exercise price of the put option, any profit the Funds realize on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put option may be sold.

The Funds may write covered call options on securities in which they may invest for hedging purposes or to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Funds will generally write covered call options on securities when the Advisor believes that the premium received by the Funds, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may also be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transactional costs. Thus, in the event that the market price of the underlying security held by the Funds declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Funds. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Funds would be obligated to sell the security at less than its market value. The Funds would give up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. In addition, the Funds could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).


IN THE CASE OF OVER-THE-COUNTER OPTIONS WRITTEN BY THE FUNDS, SUCH SECURITIES WOULD ALSO BE CONSIDERED ILLIQUID. SIMILARLY, ASSETS USED TO "COVER" OVER-THE-COUNTER OPTIONS WRITTEN BY THE FUNDS WILL BE TREATED AS ILLIQUID UNLESS THE OVER-THE-COUNTER OPTIONS ARE SOLD TO QUALIFIED DEALERS WHO AGREE THAT A FUND MAY REPURCHASE ANY OVER-THE-COUNTER OPTIONS IT WRITES FOR A MAXIMUM PRICE TO BE CALCULATED BY A FORMULA SET FORTH IN THE OPTION AGREEMENT. THE "COVER" FOR AN OVER-THE-COUNTER OPTION WRITTEN SUBJECT TO THIS PROCEDURE WOULD BE CONSIDERED ILLIQUID ONLY TO THE EXTENT THAT THE MAXIMUM REPURCHASE PRICE UNDER THE FORMULA EXCEEDS THE INTRINSIC VALUE OF THE OPTION.

The Funds may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the purchaser of options requiring the writer to make payment of the exercise price against delivery of the underlying security or take delivery. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. If the put option is not exercised, the Funds will realize income in the amount of the premium received. This technique could be used to enhance current return during periods when the Advisor expects that the price of the security will not fluctuate greatly. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premium received, in which case the Funds would expect to suffer a loss.

The Funds may purchase put and call options and write put and covered call options on indices in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. An index assigns a value to the securities included in the index and fluctuates with changes in such values. An option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities in which the Funds invest.

The Funds may purchase and write covered straddles on securities or indexes. A long straddle is a combination of a call and a put option purchased on the same security. The Funds would enter into a long straddle when the Advisor believes that it is likely that the price of the underlying security will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security.
The Funds would enter into a short straddle when the Advisor believes that it is unlikely the price of the underlying security will be as volatile during the term of the options as the option pricing implies.

The writing of a call option on a futures contract constitutes a partial hedge against the declining price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is below the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the value of a Fund's investment portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against the increasing price of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at the expiration of the option is higher than the exercise price, the Funds will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Funds intend to purchase.

Options on a stock index futures contract give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date. If a put or call option which a Fund has written is exercised, the Fund may incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options positions, a Fund's losses from existing options on futures may, to some extent, be reduced or increased by changes in the value of portfolio securities. For example, a Fund will purchase a put option on an interest rate futures contract to hedge the Fund's investment portfolio against the risk of rising interest rates.

Furthermore, with respect to options on futures contracts, a Fund may seek to close out an option position by writing or buying an offsetting position covering the same securities or contracts and have the same exercise price and expiration date. The ability to establish and close out positions on options will be subject to the maintenance of a liquid secondary market, which cannot be assured.

SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to purchase or sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities or currencies under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit the Funds to realize profits or limit losses on options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security or currency and the market value of the option.

In considering the use of options to enhance income or to hedge the Funds' investments, particular note should be taken of the following:

     (1) The value of an option position will reflect, among other things, the current market price of the underlying security, or index, the time remaining until expiration, the relationship of the exercise price, the term structure of interest rates, estimated price volatility of the underlying security, or index and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the Advisor's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the selected index.

     (2) Options normally have expiration dates of up to 90 days. The exercise price of the options may be below, equal to or above the current market value of the underlying securities, index or currencies. Purchased options that expire unexercised have no value. Unless an option purchased by the Funds is exercised or unless a closing transaction is effected with respect to that position, the Funds will realize a loss in the amount of the premium paid and any transaction costs.

     (3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Although the Funds intend to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. Closing transactions may be effected with respect to options traded in the over-the-counter markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such a market exists. Although the Funds will enter into over-the-counter options only with dealers that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that the Funds will be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. In the event of insolvency of the counter-party, the Funds may be unable to liquidate an over-the-counter option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Funds would have to exercise those options which they have purchased in order to realize any profit. With respect to options written by the Funds, the inability to enter into a closing transaction may result in material losses to the Funds. For example, because the Funds must maintain a covered position with respect to any call option they write on a security, index, currency or future, the Funds may not sell the underlying security or currency (or invest any cash, government securities or short-term debt securities used to cover an index option) during the period they are obligated under the option. This requirement may impair the Funds' ability to sell the security or make an investment at a time when such a sale or investment might be advantageous.

     (4) Index options are typically settled in cash. If a Fund writes a call option on an index, the Fund will not know in advance the difference, if any, between the closing value of the index on the exercise date and the exercise price of the call option itself and thus will not know the amount of cash payable upon settlement. In addition, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change.

     (5) Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Fund would not be able to close out options which it had purchased and the Fund may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

     (6) If a Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     (7) The Funds' (with the exception of the Prime Fund) activities in the options markets may result in higher fund turnover rates and additional brokerage costs; however, the Funds may also save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

INVESTMENT LIMITATIONS ON OPTIONS TRANSACTIONS. The ability of the Funds to engage in options transactions is subject to certain limitations. A Fund may purchase call options to the extent that premiums paid by the Fund do not aggregate more than 20% of such Fund's total assets. A Fund will write call options only on a covered basis, which means that such Fund will own the underlying security subject to a call option at all times during the option period. The Funds may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of each Fund's total assets. With regard to the writing of call and put options, the Funds will limit the aggregate value of the obligations underlying such call and put options to 40% of each Fund's total net assets. A Fund will at all times during which it holds a put option, own the security underlying the option. Each of the Funds will invest in over-the-counter options only to the extent consistent with the 15% of the Fund's net assets limit on investments in illiquid securities.

FORWARD FOREIGN CURRENCY CONTRACTS. The Funds (except the Prime Fund) may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk. A Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The Fund may also enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

The Funds may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into forward contracts. A Fund may convert currency on a spot basis from time to time which will involve costs to the Fund. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades. The Funds will account for these contracts by marking-to-market each day at current forward values.

Although the contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate these contracts. In such event, the Funds' ability to utilize forward foreign currency exchange contracts may be restricted. The Funds will comply with guidelines established by the Commission with respect to coverage of forward contracts entered into by mutual funds and, if such guidelines so require, will segregate cash or other liquid assets in the amount prescribed. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Advisor, however, believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Funds will be served.

At the maturity of a forward contract, the Funds may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

At or before the maturity date of a forward contract requiring the Funds to sell a currency, the Funds may either sell the portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset their contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Funds will obtain, on the same maturity date, the same amount of the currency that they are obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Funds would realize a gain or loss as a result of entering into such an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to the Funds of engaging in forward currency contracts will vary with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts will not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it will fix a rate of exchange in advance. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

FUTURES CONTRACTS. Each Fund, other than the Prime Fund, may enter into contracts for the purchase or sale for future delivery of securities, including index contracts, or foreign currencies. Each Fund may enter into futures contracts and engage in options transactions related thereto for hedging purposes and non-hedging purposes, to the extent that not more than 5% of the Fund's net assets are required as futures contract margin deposits and premiums on options on futures. The purchase of a futures contract by the Fund represents the acquisition of a contractual right to obtain delivery of the securities or foreign currency called for by the contract at a specified price on a specified future date. When a futures contract is sold, the Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified future date. While futures contracts provide for the delivery of securities, deliveries usually do not occur. Futures contracts are generally terminated by entering into offsetting transactions.

When a Fund enters into a futures transaction, it must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account. Thereafter, a "variation margin" may be paid by the Fund to, or drawn by the Fund from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Funds may enter into such futures contracts to protect against the adverse affects of fluctuations in security prices, interest rates or foreign exchange rates without actually buying or selling the securities or foreign currency.
For example, if interest rates are expected to increase, a Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Funds. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Funds would increase at approximately the same rate, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Funds could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Funds could then buy debt securities on the cash market.

A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis and a Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract's value. No physical delivery of the underlying stocks in the index is made in the future.

To the extent that market prices move in an unexpected direction, the Funds may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, such Fund would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Fund had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may be required to sell securities at a time when it may be disadvantageous to do so.

In addition, when a Fund engages in futures transactions, to the extent required by the Commission, it will segregate assets in accordance with Commission positions to cover its obligations with respect to such contracts, which assets will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin maintained by the Fund with respect to such futures contracts.

A Fund will enter into futures transactions on domestic exchanges and to the extent such transactions have been approved by the CFTC, on foreign exchanges.

SWAPS. (All Funds, except for Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund, Brinson U.S. Value Equity Fund and the Prime Fund.) The Funds may engage in swaps, including but not limited to interest rate, currency, and equity swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. To the extent that a Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, it will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of net assets. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios, to protect against currency fluctuations, as a technique for managing portfolio duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date, or to gain exposure to certain markets.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Advisor is incorrect in its forecasts of market values, interest rates or other applicable factors, the investment performance of a Fund will be less favorable than it would have been if this investment technique were not used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to a swap defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed the Internal Revenue Service.

The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to the Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Advisor will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Advisor and the Trust do not believe that a Fund's obligations under swap contracts are senior securities and, accordingly, a Fund will not treat them as being subject to its borrowing or senior securities restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of cash or other liquid assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with Commission positions.

                                  APPENDIX B

CORPORATE DEBT RATINGS

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE:  Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating
----
classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA -- This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B -- Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC -- Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

BRINSON RELATIONSHIP FUNDS

               Form N-1A

               Part C.  Other Information



Item 22.  Financial Statements.

     (a)  Registration Statement.

     Included in Part A:
     None.

     Included in Part B:

     (b)  Annual Report.

     Brinson Global Securities Fund
     ------------------------------

     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the fiscal years ended December 31, 1998 and December 31, 1999.

     (5) Financial Highlights for the fiscal years ended December 31, 1999, December 31, 1998, December 31, 1997, December 31, 1996 and for the period April 28, 1995 (commencement of operations) to December 31, 1995.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson U.S. Small Capitalization Equity Fund (formerly Brinson Post-
     ---------------------------------------------------------------------
     Venture Fund)
     -------------

     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the fiscal years ended December 31, 1998 and December 31, 1999.

     (5) Financial Highlights for the fiscal years ended December 31, 1999, December 31, 1998, December 31, 1997, December 31, 1996, and the period April 28, 1995 (commencement of operations) to December 31, 1995.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson High Yield Fund
     -----------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the fiscal years ended December 31, 1998 and December 31, 1999.

     (5) Financial Highlights for the fiscal years ended December 31, 1999, December 31, 1998, December 31, 1997, December 31, 1996, and the period April 28, 1995 (commencement of operations) to December 31, 1995.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson Emerging Markets Equity Fund
     ------------------------------------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the fiscal years ended December 31, 1998 and December 31, 1999.

     (5) Financial Highlights for the fiscal years ended December 31, 1999, December 31, 1998, December 31, 1997, December 31, 1996, and the period June 30, 1995 (commencement of operations) to December 31, 1995.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson Emerging Markets Debt Fund
     ----------------------------------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the fiscal years ended December 31, 1998 and December 31, 1999.

     (5) Financial Highlights for the fiscal years ended December 31, 1999, December 31, 1998, December 31, 1997, December 31, 1996, and the period June 30, 1995 (commencement of operations) to December 31, 1995.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson U.S. Equity Fund
     ---------------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the fiscal years ended December 31, 1998 and December 31, 1999.

     (5) Financial Highlights for the fiscal years ended December 31, 1999, December 31, 1998, and the period August 29, 1997 (commencement of operations) to December 31, 1997.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson U.S. Cash Management Prime Fund
     ---------------------------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the period ended December 31, 1998 and the fiscal year ended December 31, 1999.

     (5) Financial Highlights for the fiscal year ended December 31, 1999, and the period February 18, 1998 (commencement of operations) to December 31, 1998.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson U.S. Short/Intermediate Fixed Income Fund/1/
     -------------------------------------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the period ended December 31, 1998 and the fiscal year ended December 31, 1999.

     (5) Financial Highlights for the fiscal year ended December 31, 1999, and the period December 14, 1998 (commencement of operations) to December 31, 1998.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson U.S. Value Equity Fund (formerly Brinson U.S. Large Capitalization
     ---------------------------------------------------------------------------
     Value Equity Fund)
     -----------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the period ended December 31, 1998 and the fiscal year ended December 31, 1999.

     (5) Financial Highlights for the fiscal year ended December 31, 1999, and the period June 25, 1998 (commencement of operations) to December 31, 1998.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson Global (Ex-U.S.) Equity Fund (formerly Brinson Non-U.S. Equity
     ----------------------------------------------------------------------
     Fund)
     -----

     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the period ended December 31, 1998 and the fiscal year ended December 31, 1999.

     (5) Financial Highlights for the fiscal year ended December 31, 1999, and the period June 26, 1998 (commencement of operations) to December 31, 1998.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson Short-Term Fund
     -----------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the fiscal year ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the fiscal year ended December 31, 1999.

     (5)  Financial Highlights for the fiscal year ended December 31, 1999.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     Brinson U.S. Large Capitalization Equity Fund+
     ----------------------------------------------
     Annual Financial Statements (audited)*

     (1)  Schedule of Investments at December 31, 1999.

     (2)  Statement of Assets and Liabilities at December 31, 1999.

     (3)  Statement of Operations for the period ended December 31, 1999.

     (4) Statement of Changes in Net Assets for the period ended December 31, 1999.

     (5)  Financial Highlights for the period ended December 31, 1999.

     (6)  Notes to Financial Statements dated December 31, 1999.

     (7) Report of Independent Auditors relating to the Financial Statements at December 31, 1999.

     + The Fund commenced operations on April 30, 1999.

     * Incorporated by reference to the Trust's Financial Statements contained in the Trust's Annual Report to Shareholders dated December 31, 1999 as filed electronically with the Securities and Exchange Commission ("SEC") on March 3, 2000 (Accession No. 0000950109-00-000763).

     Item 23. Exhibits
     -----------------
     Exhibits filed pursuant to Form N-1A


   Exhibit               Description
   -------               -----------

(a)  Articles of Incorporation.

     (1) Amended and Restated Agreement and Declaration of Trust dated August 15, 1994, as amended on May 20, 1996./2/

     (2) Certificates of the Secretary and Resolutions dated through February 28, 2000 pertaining to the Amended and Restated Agreement and Declaration of Trust (the "Declaration") dated August 15, 1994, as amended on May 20, 1996, are filed electronically herewith as EX-99.a.2.

         (a) Initial Consent effective as of August 16, 1994 re: the authorization and designation of the initial two (2) series of shares of the Trust known as the: (i) Brinson Global Securities Fund and (ii) Brinson Short-Term Fund (Amendment No. 1).

         (b) Meeting held April 21, 1995 re: the authorization and designation of four (4) additional series of shares of the Trust known as the: (i) Brinson Post-Venture Fund; (ii) Brinson High Yield Fund;
               (iii) Brinson Emerging Markets Equity Fund; and (iv) Brinson Emerging Markets Debt Fund; and, the issuance of shares of the Brinson Global Securities Fund (Amendment No. 2).

         (c) Meeting held June 26, 1997 re: the authorization and designation of nine (9) additional series of shares of the Trust known as the: (i) Brinson Global Equity Fund; (ii) Brinson U.S. Equity Fund; (iii) Brinson U.S. Large Capitalization Equity Fund; (iv) Brinson U.S Intermediate Capitalization Equity Fund; (v) Brinson EXDEX(R) Fund; (vi) Brinson Non-U.S. Equity Fund; (vii) Brinson Bond Plus Fund; (viii) Brinson U.S. Bond Fund; and (ix) Brinson U.S. Short/Intermediate Fixed Income Fund (Amendment No. 3).

          (d) Meeting held January 27, 1998 re: the authorization and designation of one (1) additional series of shares of the Trust known as the Brinson U.S. Cash Management Prime Fund (Amendment No. 4).

          (e) Meeting held June 1, 1998 re: the elimination of the: (i) Brinson Global Equity Fund; and (ii) Brinson Short Term-Fund (Amendment No. 5)

          (f) Meeting held June 1, 1998 re: the authorization and designation of three (3) additional series of shares of the Trust known as the: (i) Brinson U.S. Large Capitalization Value Equity Fund;
               (ii) Brinson Global Bond Fund; and (iii) Brinson Short-Term Fund (Amendment No. 6).

          (g) Meeting held August 28, 1998 re: the name change of the Brinson Non-U.S. Equity Fund to the Brinson Global (ex-U.S.) Equity Fund (Amendment No. 7).

          (h) Meeting held February 28, 2000 re: the name changes of the (i) Brinson Post-Venture Fund to the Brinson U.S. Small Capitalization Equity Fund and (ii) Brinson U.S. Large Capitalization Value Equity Fund to Brinson U.S. Value Equity Fund (Form of Amendment No. 8).

          (i) Meeting held February 28, 2000 re: the authorization and designation of three (3) additional series of shares of the Trust known as the: (i) Brinson U.S. Treasury Inflation Protected Securities Fund; (ii) Brinson Defensive High Yield Fund;
               (iii) Brinson Limited Duration Fund (Form of Amendment No.
               9).

          (j) Meeting held February 28, 2000 re: the elimination of the Brinson EXDEX(R) Fund (Form of Amendment No. 10).

(b)  By-laws.

            By-Laws dated August 22, 1994./1/

(c)  Instruments Defining Rights of Security Holders.

     The rights of security holders of the Trust are further defined in the following sections of the Trust's By-laws and Declaration:

          a.   By-laws



               See Article I - "Meetings of Holders Article VI, "Interest".

          b.   Declaration of Trust

               See Article III, "Powers of Trustees",
               See Article V, "Limitations of Liability",
               See Article VI - "Units in the Trust,"
               See Article IX - "Holders,"
               See Article VIII, "Determination of Book Capital Account, Balance, Net Income and Distributions".

(d)  Investment Advisory Contracts.

     (1) Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. on behalf of the Brinson Global Securities Fund, Brinson Short-Term Fund, Brinson Post-Venture Fund, Brinson High Yield Fund, Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund./1/

     (2) Amendment No. 1 dated June 26, 1997 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Equity Fund, Brinson U.S. Large Capitalization Equity Fund, Brinson U.S. Intermediate Capitalization Equity Fund, Brinson EXDEX(R) Fund, Brinson Non-U.S. Equity Fund, Brinson Bond Plus Fund, Brinson U.S. Bond Fund and Brinson U.S. Short/Intermediate Fixed Income Fund./2/

          (a) Form of Amendment No. 1(a) dated June 26, 1997 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson Global Equity Fund is electronically filed herewith as EX-99.d.2(a).

     (3) Amendment No. 2 dated January 27, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Cash Management Prime Fund./2/

     (4) Amendment No. 3 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson U.S. Large Capitalization Value Equity Fund and the Brinson Global Bond Fund and the elimination of the Brinson Short-Term Fund and the Brinson Global Equity Fund./2/

     (5) Amendment No. 4 dated June 1, 1998 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the Brinson Short-Term Fund./2/

     (6) Form of Amendment No. 5 dated February 28, 2000 to Schedule A of the Investment Advisory Agreement dated April 26, 1995 between the Registrant and Brinson Partners, Inc. reflecting the addition of the (i) Brinson U.S. Treasury Inflation Protected Securities Fund,
            (ii) Brinson Defensive High Yield Fund and (iii) Brinson Limited Duration Fund; (iv) the elimination of the Brinson EXDEX(R) Fund;
            (v) the name change of the Brinson Post-Venture Fund to the Brinson U.S. Small Capitalization Equity Fund; and (vi) the name change of the Brinson U.S. Large Capitalization Value Equity Fund to the Brinson U.S. Value Equity Fund is filed electronically herewith as Exhibit-99.d.6.

(e)  Underwriting Contracts.

            Not applicable.

(f)  Bonus or Profit Sharing Contracts.

            Not applicable.

(g)  Custodian Agreements.

     (1) Custodian arrangements are provided under a Multiple Services Agreement effective May 9, 1997 (the "Agreement"), as amended through January 27, 1999, between the Registrant and Morgan Stanley Trust Company ("MSTC") on behalf of each series of the Registrant. Effective October 1, 1998, MSTC was acquired by The Chase Manhattan Bank ("Chase") and Chase assumed all of MSTC's rights and obligations under the Agreement./2/

          (a) Amendment to Schedule B3 of the Agreement as approved at the February 22, 1999 Board Meeting is filed electronically herewith as EX-99.g.1(a).

          (b) Amendment to Schedule B3 of the Agreement as approved at the August 23, 1999 Board Meeting is filed electronically herewith as EX-99.g1(b).

          (c) Form of Amendment to Schedule B3 of the Agreement as approved at the February 28, 2000 Board Meeting are filed electronically herewith as EX-99.g.1(c).

          (d)  Form of Amendment to Schedule B1 and Schedule F of the
               Agreement as approved at the February 28, 2000 Board Meeting to reflect the addition of Brinson U.S. Treasury Inflation Protected Securities Fund, Brinson Defensive High Yield Fund and Brinson Limited Duration Fund, the elimination of the Brinson EXDEX(R) Fund, the name change of Brinson Post-Venture Fund to Brinson U.S. Small Capitalization Equity Fund and the name change of Brinson U.S. Large Capitalization Value Equity Fund to Brinson U.S. Value Equity Fund is filed electronically herewith as EX-99.g.1(d).

(h)  Other Material Contracts.

            Not applicable.

(i)  Legal Opinion.

            Not applicable.

(j)   Other Opinions.
      Not applicable.

(k)   Omitted Financial Statements.
      Not applicable.

(l)   Initial Capital Agreements.
      Not applicable.

(m)   Rule 12b-1 Plan.
      Not applicable.





(n)   Rule 18f-3 Plan.
      Not applicable.

(o)   Reserved
(p)   Codes of Ethics.

      (1) Code of Ethics of the Registrant dated February 21, 1995, as approved on February 28, 2000 is filed electronically herewith as EX-99.p.1.

      (2) Integrity Policy of UBS Brinson effective February 4, 2000, approved on February 28, 2000 is filed electronically herewith as EX-99.p.2.

(q)   Power of Attorney.
      Power of Attorney appointing Karl Hartmann, Lloyd Lipsett, Kathleen O'Neill, Paul Roselli, Eddie Wang and Kelli Meidhof as attorneys-in-fact and agents is filed electronically herewith as EX-99.q.



-------------------------------------------------

/1/ Incorporated herein by reference to Item 24(b)(9)(2) to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A (File No. 811-9036) as filed electronically with the SEC on April 30, 1997.

/2/ Incorporated herein by reference to Post Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A (File No. 811-9036) as filed electronically with the SEC on June 12, 1998.

Item 24.  Persons Controlled by or Under Common Control with the Fund.

     Registrant is controlled by Brinson Trust Company Collective Investment Trust for Pension & Profit Sharing Trust's U.S. Cash Management Prime Fund. Chicago, IL by reason of its ownership of 28.05% of shares of the Trust.

Item 25.  Indemnification.

          As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (the "1940 Act"), indemnification provisions for each of the Registrant's Trustees, officers, employees, agents and persons who serve at the Trust's request as directors, officers or trustees of other organizations in which the Trust has any interest as a shareholder, creditor or otherwise are set forth in Article V, Sections 5.2 and 5.3 of the Registrant's Declaration as amended on May 20, 1996 (included in Item 23(a)(1) above).

          Pursuant to Article V, Section 5.2 of the Registrant's Declaration, the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him, her or it in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he, she or it may be involved or with which he, she or it may be threatened, while in office or thereafter, by reason of his, her or its being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he, she or it shall have been adjudicated to have acted in bad faith, with wilful misfeasance, gross negligence or reckless disregard of his, her or its duties to the Registrant.

          "Director and Officer" liability policies purchased by the Registrant insure the Registrant's Trustees and officers, subject to the policies' coverage limits, exclusions and deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

          The Registrant hereby undertakes that it will apply the the indemnification provision of the Declaration, in a manner consistent with Release 11,330 of the SEC under the 1940 Act, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

Item 26.  Business and Other Connections of the Investment Advisor.

          Brinson Partners, Inc. provides investment advisory services for a variety of individuals and institutions and as of December 31, 1999 had consisting of portfolio management over $159 billion in assets under management. It presently acts as investment advisor to seven other investment companies: The Brinson Funds; Enterprise Accumulation Trust - International Growth Portfolio; Enterprise Group of Funds, Inc.- International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Managed Accounts Services Portfolio Trust - Pace Large Company Value Equity Investments; The Hirtle Callaghan International Trust - International Equity Portfolio; John Hancock Variable Annuity Series Trust I - International Balanced Portfolio; The Republic Funds - Republic Equity Fund and Governor Funds International Equity Fund.

          For information as to any other business, profession, vocation or employment of a substantial nature in which the Registrant's investment advisor, Brinson Partners, Inc., and each director or officer of the Registrant's investment advisor is or has been engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to the Form ADV (File #801-34910) filed by it under the Investment Advisers Act of 1940, as amended.

Item 27.  Principal Underwriters.

          Not Applicable.

Item 28.  Location of Accounts and Records.

          All records described in Section 31(a) [15 U.S.C. 80a-30(a)] and the rules under that section, are maintained by the Registrant's investment advisor, Brinson Partners, Inc., 209 South LaSalle Street, Chicago, IL 60604-1295, except for those maintained by the Registrant's Custodian, Chase, 270 Park Avenue, New York, New York 10017.

          Chase provides general administrative, accounting, portfolio valuation, transfer agency and custodian services to the Registrant, including the coordination and monitoring of any third party service providers and maintains all such records relating to these services.

Item 29.  Management Services.

The Registrant is not a party to any management-related service contracts not discussed in Part A or Part B.

Item 30.  Undertakings.

Not Applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Investment Company Act, the Fund has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago and State of Illinois on the ___ day of April, 2000.

                                            BRINSON RELATIONSHIP FUNDS

                                            (Fund)

                                            By  /s/ E. Thomas McFarlan*
                                                -----------------------
                                            E. Thomas McFarlan

                                            President

By /s/ Lloyd Lipsett*
   -----------------------------
   Lloyd Lipsett
   as Attorney-in-Fact and Agent
   pursuant to Power of Attorney

                          BRINSON RELATIONSHIP FUNDS

                        Post-Effective Amendment No.14

                                 EXHIBIT INDEX


Exhibit No.    Exhibit Description
-----------    -------------------

EX-99.a.2      Certificates of the Secretary and Board Resolutions relating to the Amended and Restated Agreement and Declaration of Trust.

EX-99.d.2(a)   Form of Amendment No. 1(a) to Schedule A of the Investment
               Advisory Agreement dated April 26, 1995.

EX-99.d.6      Form of Amendment No. 5 to Schedule A of the Investment Advisory
               Agreement dated April 26, 1995.

EX-99.g.1(a)   Amendment to Schedule B3 of the Multiple Services Agreement as
               approved at the February 22, 1999 Board Meeting.

EX-99.g.1(b)   Amendment to Schedule B3 of the Multiple Services Agreement as
               approved at the August 23, 1999 Board Meeting.

EX-99.g.1(c)   Form of Amendment to Schedule B3 of the Multiple Services
               Agreement as approved at the February 28, 2000 Board
               Meeting.

EX-99.g.1(d)   Form of Amendment to Schedule B1 and Schedule F of the Multiple
               Services Agreement as approved at the February 28, 2000 Board
               Meeting.

EX-99.p.1      Code of Ethics of The Brinson Relationship Funds dated February
               21, 1995, as amended August 24, 1998 and February 28, 2000.

EX-99.p.2      Integrity Policy of UBS Brinson effective February 4, 2000.

EX-99.q        Power of Attorney.